UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02688

Name of Fund: BlackRock Municipal Bond Fund, Inc.

 BlackRock High Yield Municipal Fund

 BlackRock National Municipal Fund

 BlackRock Short-Term Municipal Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Bond Fund,

Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2020

Date of reporting period: 12/31/2019

Item 1  – Report to Stockholders

DECEMBER 31, 2019

2019 Semi-Annual Report (Unaudited)

BlackRock Municipal Bond Fund, Inc.

•	BlackRock High Yield Municipal Fund
•	BlackRock National Municipal Fund
•	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust

•	BlackRock New York Municipal Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2019, all of the Fund’s share classes outperformed the primary benchmark, the S&P® Municipal Bond Index, but underperformed the secondary benchmark, the Custom High Yield Index. The following discussion of relative performance pertains to the Custom High Yield Index.

What factors influenced performance?

The U.S. municipal bond market produced a modest gain in the second half of the year. Although the Fed cut interest rates by a quarter point on three occasions, its subsequent shift to a neutral policy contributed to an upward drift in yields from late August onward. (Prices and yields move in opposite directions.) Lower-quality municipal securities outpaced higher-rated issues thanks to investors’ robust appetite for risk.

Underweight positions in non-rated securities and intermediate-term issues, both of which outperformed the broader index, detracted from Fund performance. The Fund actively sought to manage interest rate risk using short positions in U.S. Treasury futures. This strategy modestly detracted, with all of the shortfall occurring in July and August.

On the positive side, positions in longer-term, lower-rated investment-grade bonds outperformed and contributed to the Fund’s results. An overweight allocation to higher-yielding, pre-refunded bonds contributed, as did overweights in tax-backed, transportation and corporate-related issues. In addition, investments in Puerto Rico sales tax and general obligation bonds generated outsized returns relative to the high yield municipal market.

Describe recent portfolio activity.

The Fund’s investment adviser reduced the portfolio’s cash weighting substantially late in the period, as robust new-issue supply provided ample investment opportunities. In addition, the portfolio’s duration (interest rate sensitivity) was moved above that of the benchmark. The investment adviser also continued to build up the Fund’s weighting in Puerto Rico. The territory’s restructuring efforts gained traction, underscoring the investment adviser’s view that its debt offered a compelling value and the potential for attractive total returns.

Describe portfolio positioning at period end.

The Fund closed the year with an above-benchmark duration and an emphasis on long-dated issues with maturities of 20 years and above. The investment adviser maintained a bias toward higher-quality securities, with its most significant underweight in unrated debt. Much of the issuance in this area is comprised of highly speculative projects that the investment adviser does not view as viable investments. The Fund was underweight in California and was overweight in New Jersey and New York. At the sector level, key overweights included transportation, corporate-backed issues and utilities, while the health care and local tax-backed categories were notable underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock High Yield Municipal Fund

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.66%	2.64%	3.28%	10.02%	N/A	5.49%	N/A	6.84%	N/A
Investor A	2.32	2.30	3.06	9.64	4.98%	5.20	4.29%	6.55	6.08%
Investor C	1.66	1.64	2.76	8.91	7.91	4.43	4.43	5.75	5.75
Class K	2.71	2.69	3.20	9.94	N/A	5.48	N/A	6.84	N/A
S&P® Municipal Bond Index(c)	—	—	2.21	7.26	N/A	3.50	N/A	4.41	N/A
Custom High Yield Index(d)	—	—	4.01	11.33	N/A	6.48	N/A	7.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom High Yield Index is a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,032.80	$3.27	$2.71	$1,000.00	$1,021.92	$3.25	$1,022.47	$2.69
Investor A	1,000.00	1,030.60	4.54	3.98	1,000.00	1,020.66	4.52	1,021.22	3.96
Investor C	1,000.00	1,027.60	8.41	7.85	1,000.00	1,016.84	8.36	1,017.39	7.81
Class K	1,000.00	1,032.00	3.06	2.50	1,000.00	1,022.12	3.05	1,022.67	2.49

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.64% for Institutional, 0.89% for Investor A, 1.65% for Investor C and 0.60% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.53% for Institutional, 0.78% for Investor A, 1.54% for Investor C and 0.49% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2019 (continued)	BlackRock High Yield Municipal Fund

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	Percent of Total Investments
County/City/Special District/School District	17%
Health	16
Transportation	15
Education	13
Utilities	13
State	10
Tobacco	10
Corporate	5
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2020	14%
2021	5
2022	12
2023	7
2024	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments
AA/Aa	9%
A	8
BBB/Baa	24
BB/Ba	13
B/B	4
N/R(b)	42

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2019, the Fund underperformed the primary benchmark, the S&P® Municipal Bond Index, as well as the secondary benchmark, the Custom National Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom National Index.

What factors influenced performance?

The U.S. municipal bond market produced a modest gain in the second half of the year. Although the Fed cut interest rates by a quarter point on three occasions, its subsequent shift to a neutral policy contributed to an upward drift in yields from late August onward. (Prices and yields move in opposite directions.) Short-term bonds lagged the overall market, primarily due to their relative weakness in July and August. Lower-quality municipal securities outperformed higher-rated issues thanks to investors’ robust appetite for risk.

In this environment, the Fund’s allocation to shorter-maturity issues detracted from performance. Cash was also a modest detractor in the rising market. Although the portfolio’s weighting in securities rated below investment grade rose to 8% of assets by year-end, the Fund retained a higher-quality bias. This positioning proved to be a detractor given the outperformance for lower-quality bonds.

The Fund actively sought to manage interest rate risk using short positions in U.S. Treasury futures. This strategy modestly detracted from performance, with all of the shortfall occurring in the first two months of the period. The Fund’s investment adviser sought to adjust the extent of the risk-management program based on the movements of the 10-year U.S. Treasury yield within the 1.5% to 2.0% range.

Positions in BBB rated and non-investment grade securities added value, as did an allocation to lower-coupon issues. The Fund’s use of leverage, which boosted income and amplified the modest impact of rising prices, contributed to Fund performance. An allocation to longer-duration bonds (duration is a measure of interest-rate sensitivity) further aided results, as did positions in the tobacco and corporate-backed sectors.

Describe recent portfolio activity.

The investment adviser increased the portfolio’s duration over the course of the period and reduced the allocation to cash. Historically strong inflows into municipal bonds created an extremely positive supply-and-demand backdrop for the market. As a result, the investment adviser sought to position the Fund to capture higher income and gain a larger benefit from price movements as yields began to rise in the latter part of the period. Specifically, the portfolio’s allocation to corporate-backed issues was increased to capitalize on their attractive yield advantage relative to the broader market.

Describe portfolio positioning at period end.

The Fund had an average credit quality of A+, and its cash weighting stood at about 3.0%. The Fund had a 9.1% weighting in bonds subject to the alternative minimum tax. Duration stood at 6.16 years as of December 31, 2019, in line with the benchmark. The portfolio was overweight in the corporate-backed and transportation sectors, while its largest underweight was in the state tax-backed category.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2019 (continued)	BlackRock National Municipal Fund

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.56%	1.50%	2.08%	7.38%	N/A	3.39%	N/A	4.79%	N/A
Service	1.32	1.30	1.86	7.02	N/A	3.16	N/A	4.52	N/A
Investor A	1.26	1.18	1.95	7.11	2.56%	3.19	2.30%	4.59	4.14%
Investor C	0.57	0.54	1.57	6.32	5.32	2.40	2.40	3.81	3.81
Investor C1	0.76	0.57	1.67	6.53	N/A	2.62	N/A	4.02	N/A
Class K	1.61	1.58	2.10	7.43	N/A	3.48	N/A	4.87	N/A
S&P® Municipal Bond Index(c)	—	—	2.21	7.26	N/A	3.50	N/A	4.41	N/A
Custom National Index(d)	—	—	2.58	8.70	N/A	4.25	N/A	4.91	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom National Index is a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,020.80	$2.44	$2.18	$1,000.00	$1,022.72	$2.44	$1,022.98	$2.19
Service	1,000.00	1,018.60	3.65	3.40	1,000.00	1,021.52	3.66	1,021.77	3.40
Investor A	1,000.00	1,019.50	3.71	3.45	1,000.00	1,021.47	3.71	1,021.72	3.46
Investor C	1,000.00	1,015.70	7.50	7.25	1,000.00	1,017.70	7.51	1,017.95	7.25
Investor C1	1,000.00	1,016.70	6.49	6.24	1,000.00	1,018.70	6.50	1,018.95	6.24
Class K	1,000.00	1,021.00	2.18	1.93	1,000.00	1,022.98	2.19	1,023.23	1.93

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.48% for Institutional, 0.72% for Service, 0.73% for Investor A, 1.48% for Investor C, 1.28% for Investor C1 and 0.43% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.43% for Institutional, 0.67% for Service, 0.68% for Investor A, 1.43% for Investor C and 1.23% for Investor C1 and 0.38% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock National Municipal Fund

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	Percent of Total Investments
State	24%
Transportation	23
Corporate	14
Utilities	13
County/City/Special District/School District	9
Health	8
Education	7
Tobacco	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2020	6%
2021	9
2022	6
2023	13
2024	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments
AAA/Aaa	15%
AA/Aa	36
A	13
BBB/Baa	7
BB/Ba	11
B/B	3
N/R(b)	15

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of December 31, 2019	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2019, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

The U.S. municipal bond market produced a modest gain in the second half of the year. Although the Fed cut interest rates by a quarter point on three occasions, its subsequent shift to a neutral policy contributed to an upward drift in yields from late August onward. (Prices and yields move in opposite directions.) Short-term bonds lagged the overall market, primarily due to their relative weakness in July and August.

The Fund’s underweight in AAA rated debt — which include pre-refunded bonds — detracted from Fund performance, as did its underweight in those rated AA. At the sector level, underweights in the tax-backed, transportation and utilities issues were key detractors. An underweight in the three- to four-year portion of the yield curve also pressured relative performance.

Overweights in A and BBB rated issues, together with tactical purchases of one-year notes with underlying ratings of A and AA, contributed to the Fund’s results. An overweight in one- to three-year issues added value, as did overweights in the school district, healthcare and corporate sectors.

Describe recent portfolio activity.

With the Fed apparently on hold, the investment adviser saw an opportunity to increase the portfolio’s duration (interest-rate sensitivity) and add positions in higher-yielding securities. As part of this process, the Fund’s weighting was reduced in variable rate demand notes (“VRDNs”) while adding credit risk through purchases of A and BBB rated bonds with three- to four-year maturities. In addition, the investment adviser continued to replace the Fund’s maturing holdings in municipal operating notes that have equivalent ratings of A and AA.

Describe portfolio positioning at period end.

The Fund remained overweight in the one- to three-year portion of the yield curve and reduced the extent of its underweight in three- to four-year issues. The investment adviser continued to use VRDNs as an alternative to cash while it sought opportunities in longer-duration bonds. VRDNs typically offer yields close to those of one-year, AAA rated bonds with limited price volatility.

In terms of credit quality, the Fund was overweight in bonds rated A and BBB. The Fund’s largest underweights were in those rated AAA and AA. At the sector level, the Fund was underweight in pre-refunded, state tax-backed, utility and local tax-backed securities, and it was underweight in corporate and health care issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Short-Term Municipal Fund

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.04%	0.93%	0.88%	2.50%	N/A	1.03%	N/A	0.89%	N/A
Investor A	0.78	0.73	0.75	2.15	(0.92)%	0.77	0.16%	0.63	0.32%
Investor A1	0.93	0.88	0.82	2.40	N/A	0.92	N/A	0.78	N/A
Investor C	0.05	(0.02)	0.37	1.50	0.50	0.01	0.01	(0.14)	(0.14)
Class K	1.09	1.03	0.90	2.55	N/A	1.06	N/A	0.90	N/A
S&P® Municipal Bond Index(c)	—	—	2.21	7.26	N/A	3.50	N/A	4.41	N/A
S&P® Limited Maturity Municipal Bond Index(d)	—	—	1.02	2.91	N/A	1.39	N/A	1.42	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than two years.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than four years.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,008.80	$1.82	$1,000.00	$1,023.33	$1.83	0.36%
Investor A	1,000.00	1,007.50	3.03	1,000.00	1,022.12	3.05	0.60
Investor A1	1,000.00	1,008.20	2.32	1,000.00	1,022.82	2.34	0.46
Investor C	1,000.00	1,003.70	6.85	1,000.00	1,018.30	6.90	1.36
Class K	1,000.00	1,009.00	1.57	1,000.00	1,023.58	1.58	0.31

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of December 31, 2019 (continued)	BlackRock Short-Term Municipal Fund

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	Percent of Total Investments
County/City/Special District/School District	27%
Education	16
State	13
Utilities	12
Transportation	12
Health	9
Corporate	8
Housing	2
Tobacco	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2020	45%
2021	22
2022	15
2023	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments
AAA/Aaa	5%
AA/Aa	35
A	32
BBB/Baa	14
N/R(b)	14

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock New York Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

On December 19, 2019, the Board of Directors of BlackRock Muni New York Intermediate Duration Fund, Inc. (the “Target Fund”) and the Board of Trustees of BlackRock Multi-State Municipal Series Trust, on behalf of the Fund, each approved the merger of the Target Fund, with and into a wholly-owned subsidiary of the Fund. The merger is expected to occur during the second quarter of 2020 subject to approval by the Target Fund’s shareholders.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2019, the Fund underperformed the primary benchmark, the S&P® Municipal Bond Index, with the exception of the Fund’s Institutional and Class K Shares, which performed in line. For the same period, the Fund’s Institutional, Investor A1 and Class K Shares outperformed the secondary benchmark, the S&P® New York Municipal Bond Index, while Investor A Shares performed in line with the secondary benchmark and Investor C and investor C1 shares underperformed. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index.

What factors influenced performance?

The U.S. municipal bond market produced a modest gain in the second half of the year. Although the Fed cut interest rates by a quarter point on three occasions, its subsequent shift to a neutral policy contributed to an upward drift in yields from late August onward. (Prices and yields move in opposite directions.) Lower-quality securities outperformed higher-rated issues thanks to investors’ robust appetite for risk.

New York municipal bonds modestly underperformed the national market, largely as a result of their higher quality and the relatively larger amount of new-issue supply.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields fell, as price rose, this strategy had a negative impact on results. The Fund’s cash reserves also detracted from performance in a time of positive returns for the broader market.

The Fund’s use of leverage, which increased income and amplified the effect of rising prices, contributed to Fund performance. The Fund also benefited from its overweight position in lower-rated securities (those with ratings of A and below). These bonds generally outperformed due to yield-spread tightening, a trend that was especially pronounced among the Fund’s holdings in Puerto Rico. Security selection in the state tax-backed sector also contributed positively to Fund returns.

Describe recent portfolio activity.

The large change in the interest-rate backdrop was the primary driver of the Fund’s portfolio activity. In the first several months of the period, falling yields presented the Fund with opportunities to reduce duration by expanding its risk-management program and selling certain holdings at higher prices. (Duration is a measure of interest rate sensitivity.) The environment changed in early September, leading to a modest uptrend in yields over the remainder of the reporting period. This led the Fund to increase its duration and purchase select issues at more attractive yields.

The Fund also sought to capitalize on a relatively heavy new-issue calendar for New York municipal bonds toward year-end. This was accomplished by adding holdings at favorable levels ahead of an expected strong re-investment period for municipal bonds in 2020. The Fund generally favored 4% coupons over 5% coupons, when available, for their better value.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund was positioned with an overweight in longer-maturity bonds and an underweight in shorter-term issues. In addition, the Fund was overweight in lower-rated securities. The Fund’s duration was closely in line with that of the S&P® New York Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of December 31, 2019 (continued)	BlackRock New York Municipal Opportunities Fund

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.76%	1.71%	2.18%	7.08%	N/A	4.13%	N/A	4.94%	N/A
Investor A	1.45	1.41	1.96	6.72	2.19%	3.85	2.95%	4.66	4.21%
Investor A1	1.59	1.55	2.13	6.88	N/A	3.99	N/A	4.82	N/A
Investor C	0.77	0.73	1.67	5.93	4.93	3.08	3.08	3.90	3.90
Investor C1	1.16	0.83	1.87	6.35	N/A	3.48	N/A	4.30	N/A
Class K	1.81	1.77	2.20	7.04	N/A	4.15	N/A	4.95	N/A
S&P® Municipal Bond Index(c)	—	—	2.21	7.26	N/A	3.50	N/A	4.41	N/A
S&P® New York Municipal Bond Index(d)	—	—	1.93	6.99	N/A	3.37	N/A	4.18	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,021.80	$3.05	$2.54	$1,000.00	$1,022.12	$3.05	$1,022.62	$2.54
Investor A	1,000.00	1,019.60	4.32	3.81	1,000.00	1,020.86	4.32	1,021.37	3.81
Investor A1	1,000.00	1,021.30	3.56	3.05	1,000.00	1,021.62	3.56	1,022.12	3.05
Investor C	1,000.00	1,016.70	8.11	7.60	1,000.00	1,017.09	8.11	1,017.60	7.61
Investor C1	1,000.00	1,018.70	6.09	5.58	1,000.00	1,019.10	6.09	1,019.61	5.58
Class K	1,000.00	1,022.00	2.80	2.29	1,000.00	1,022.37	2.80	1,022.87	2.29

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.60% for Institutional, 0.85% for Investor A, 0.70% for Investor A1, 1.60% for Investor C, 1.20% for Investor C1 and 0.55% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.50% for Institutional, 0.75% for Investor A, 0.60% for Investor A1, 1.50% for Investor C and 1.10% for Investor C1 and 0.45% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock New York Municipal Opportunities Fund

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	Percent of Total Investments
County/City/Special District/School District	24%
Transportation	23
State	15
Utilities	12
Housing	8
Education	8
Health	4
Tobacco	3
Corporate	2
Health Care Providers & Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2020	6%
2021	10
2022	6
2023	4
2024	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments
AAA/Aaa	9%
AA/Aa	50
A	20
BBB/Baa	8
BB/Ba	2
B/B	1
CC	2
N/R(b)	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock High Yield Municipal Fund and BlackRock New York Municipal Opportunities Fund Class K Share performance shown prior to the Class K shares inception date of January 25, 2018 is that of the respective Fund’s Institutional Shares. BlackRock National Municipal Fund Class K Share performance shown prior to the Class K shares inception date of July 18, 2011 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares.

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Opportunities Fund and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible investors of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Investor C1 Shares (available only in BlackRock National Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans and, for BlackRock National Municipal Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Opportunities Fund	0.35	0.25

Investor A1 and Investor C1 Shares of their respective Funds are only available for dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for BlackRock National Municipal Fund only, fee based programs previously approved by the Fund. Investor C1 Shares automatically convert to Investor A Shares after approximately ten years. On November 14-15, 2019, the Board of Trustees of each Trust approved the conversion of all issued and outstanding Investor C1 Shares into Investor A Shares, which will be effective on or about the close of business on February 24, 2020.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each of BlackRock High Yield Fund and BlackRock New York Municipal Opportunities Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	17

Schedule of Investments (unaudited) December 31, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies — 1.0%
VanEck Vectors High-Yield Municipal Index ETF	225,000	$14,411,250

Total Investment Companies — 1.0% (Cost — $14,335,250)		14,411,250

	Par (000)

Municipal Bonds — 93.7%

Alabama — 2.2%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging:
5.75%, 06/01/35	$200	228,464
5.75%, 06/01/45	355	397,032
6.00%, 06/01/50	450	510,286
Black Belt Energy Gas District, RB, Series A, 4.00%, 12/01/48(a)	4,585	4,955,605
Chelsea Park Cooperative District, Special Assessment Bonds, 5.00%, 05/01/48	970	994,095
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	365	410,614
Sub-Lien, Series D, 7.00%, 10/01/51	2,355	2,831,935
Sub-Lien, Series D, 6.50%, 10/01/53	3,465	4,108,277
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A, 5.25%, 05/01/44(b)	8,830	10,074,324
Homewood Educational Building Authority, Refunding RB, Samford University Project, Series A, 4.00%, 12/01/49	3,200	3,462,560
Hoover Industrial Development Board, RB, U.S. Steel Corporation Project, AMT, 5.75%, 10/01/49	1,220	1,328,141
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(c)	710	735,652

		30,036,985

Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 06/01/23	120	120,136
5.00%, 06/01/32	1,510	1,510,453
5.00%, 06/01/46	2,580	2,583,483

		4,214,072

Arizona — 2.5%
Arizona IDA, RB(b):
Academies of Math & Science Project, Series B, 5.25%, 07/01/51	570	624,623
Doral Academy of Neveda — Fire Mesa & Red Rock Campus Projects, Series A, 5.00%, 07/15/39	335	371,786
Doral Academy of Neveda — Fire Mesa & Red Rock Campus Projects, Series A, 5.00%, 07/15/49	675	731,248
Leman Academy Of Excellence- Parker Colorado Campus Project, 5.00%, 07/01/49	1,350	1,383,682
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/39	1,270	1,320,140
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/49	1,440	1,475,986
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/54	1,110	1,134,131
Lone Mountain Campus Project, Series A, 5.00%, 12/15/39	150	165,943
Lone Mountain Campus Project, Series A, 5.00%, 12/15/49	345	374,546
Arizona IDA, Refunding RB, Series A(b):
Basis Schools, Inc. Projects, 5.00%, 07/01/26	760	840,226

Security	Par (000)	Value

Arizona (continued)
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	$2,895	$3,097,302
Arizona Industrial Development Authority, RB, Christian University Project(b):
5.50%, 10/01/40	400	400,272
5.63%, 10/01/49	300	299,658
City of Phoenix Arizona IDA, ERB, Eagle College Prep Project, Series A, 5.00%, 07/01/43	1,445	1,479,218
City of Phoenix Arizona IDA, RB, Series A(b):
Legacy Traditional Schools Projects, 6.50%, 07/01/34	465	527,501
Legacy Traditional Schools Projects, 5.00%, 07/01/36	1,225	1,332,102
Legacy Traditional Schools Projects, 5.00%, 07/01/41	1,685	1,808,645
Legacy Traditional Schools Projects, 6.75%, 07/01/44	810	910,027
Leman Academy of Excellence — ORO Valley Project, 5.25%, 07/01/48	1,690	1,733,653
ORO Valley Project, 5.00%, 07/01/34	250	258,030
ORO Valley Project, 5.00%, 07/01/39	205	210,543
ORO Valley Project, 5.00%, 07/01/49	320	325,770
ORO Valley Project, 5.00%, 07/01/54	530	538,326
City of Phoenix Arizona IDA, Refunding RB(b):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	300	325,251
Basis Schools, Inc. Projects, 5.00%, 07/01/45	895	950,490
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	295	319,830
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46	325	343,255
Legacy Traditional School Projects, 5.00%, 07/01/35	315	338,036
Legacy Traditional School Projects, 5.00%, 07/01/45	250	264,037
County of La Paz IDA, RB, Imagine Schools Desert West Middle Project, 5.88%, 06/15/48(b)	1,340	1,415,804
County of Pima IDA, RB:
5.13%, 07/01/39	700	713,937
5.25%, 07/01/49	870	875,229
Industrial Development Authority of the City of Phoenix, RB, Downtown Phoenix Student Housing:
5.00%, 07/01/54	1,330	1,523,409
5.00%, 07/01/59	655	747,820
State of Arizona IDA, RB, Academies of Math & Science Project, Series B, 5.13%, 07/01/47(b)	420	457,976
State of Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.25%, 07/01/47(b)	3,235	3,527,735
Town of Florence, Inc. Arizona IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 07/01/43	1,375	1,468,239

		34,614,406

Arkansas — 1.3%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(b)	15,880	16,771,662
County of Benton Arkansas Public Facilities Board, RB, BCCSO Project, Series A, 6.00%, 06/01/20(b)(c)	750	765,083

		17,536,745

California — 4.3%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(c)	1,000	1,030,950
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 4.00%, 12/31/47	2,560	2,741,171
California Municipal Finance Authority, RB, Urban Discovery Academy Project(b):
5.50%, 08/01/34	310	330,634
6.00%, 08/01/44	655	704,832
6.13%, 08/01/49	570	613,953
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	345	404,413

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Pollution Control Financing Authority, Refunding RB, County of San Diego Water Authority, 5.00%, 11/21/45(b)	$3,000	$3,563,730
California School Finance Authority, RB, Value Schools:
6.65%, 07/01/33	295	335,400
6.90%, 07/01/43	650	732,381
California Statewide Communities Development Authority, RB:
Loma Linda University Medical Center, 5.25%, 12/01/38(b)	1,420	1,687,258
Loma Linda University Medical Center, 5.25%, 12/01/48(b)	1,000	1,163,240
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46(b)	970	1,081,259
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56(b)	875	986,449
Sutter Health, Series A, 6.00%, 08/15/20(c)	400	412,380
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 05/01/43	2,500	2,502,600
Series B, 6.00%, 05/01/43	3,485	3,488,625
City & County of San Francisco California Redevelopment Agency:
Special Tax Bonds, Community Facilities District No. 6 (Mission Bay South Public Improvements), Series C, CAB, 0.00%, 08/01/43(d)	3,000	823,320
Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 3.00%, 08/01/21(b)	500	507,370
Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/23(b)(d)	1,000	878,280
Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/26(b)(d)	580	438,393
Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/31(b)(d)	1,155	676,819
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	500	501,755
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	310	330,801
6.50%, 05/01/42	760	808,655
County of California Tobacco Securitization Agency, RB, 5.45%, 06/01/28	500	500,290
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/36	1,665	1,665,683
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 06/01/46	4,260	4,280,022
5.60%, 06/01/36	1,385	1,385,623
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 06/01/48	2,115	2,363,618
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 3.50%, 06/01/36	6,565	6,712,384
Series A-1, 5.00%, 06/01/47	8,475	8,761,031
Series A-1, 5.25%, 06/01/47	945	982,800
Series A-2, 5.00%, 06/01/47	5,195	5,370,331

		58,766,450

Security	Par (000)	Value

Colorado — 3.7%
9th Avenue Metropolitan District No. 2, GOL, 5.00%, 12/01/48	$1,565	$1,663,924
Aviation Station North Metropolitan District No. 2, GO, Series A:
5.00%, 12/01/39	750	794,565
5.00%, 12/01/48	1,350	1,405,526
Broadway Station Metropolitan District No. 2, GOL, Series A:
5.00%, 12/01/35	735	790,338
5.13%, 12/01/48	2,345	2,505,304
Bromley Park Metropolitan District No. 2, GO, , Refunding, Sub-Series B, 6.38%, 12/15/47	937	970,779
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(b)	820	866,797
Colorado Educational & Cultural Facilities Authority, RB, Littleton Preparatory Charter School Project:
5.00%, 12/01/33	450	470,124
5.00%, 12/01/42	545	561,116
Colorado Health Facilities Authority, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(c)	1,250	1,401,700
Colorado Health Facilities Authority, RB, Commonspirit Health, Series A, 4.00%, 08/01/49	3,825	4,077,259
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series B-1, 4.00%, 11/09/22(c)	4,000	4,322,600
Commonspirit Health, Series A, 4.00%, 08/01/44	795	853,615
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/56	2,500	2,721,725
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	780	816,091
Copperleaf Metropolitan District No. 3, GO, Limited Tax, Series A:
5.00%, 12/01/37	500	527,260
5.13%, 12/01/47	1,200	1,245,156
Denver International Business Center Metropolitan District No. 1, GOL, Subordinate, Series B, 6.00%, 12/01/48	1,145	1,169,079
Green Gables Metropolitan District No. 1, GO, Series A, 5.30%, 12/01/21(c)	1,000	1,064,370
Leyden Rock Metropolitan District No. 10, GO, Series A, 5.00%, 12/01/45	1,250	1,320,575
North Holly Metropolitan District, GOL, Series A, 5.50%, 12/01/48	760	786,364
Palisade Metropolitan District No. 2, GO, Subordinate, 7.25%, 12/15/49	2,825	2,723,243
Palisade Park West Metropolitan District, GOL, Series A, 5.13%, 12/01/49	1,500	1,523,460
Pomponio Terrace Metropolitan District, GOL, Series A, 5.00%, 12/01/49	1,450	1,483,669
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	1,240	1,303,538
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project:
6.00%, 01/15/34	1,500	1,520,505
6.00%, 01/15/41	1,000	1,014,920
Southlands Metropolitan District No. 1, GO, Refunding:
Series A-1, 5.00%, 12/01/37	1,115	1,262,804
Series A-1, 5.00%, 12/01/47	3,990	4,433,768
Tallyns Reach Metropolitan District No. 3, GO, 6.75%, 11/01/38	845	872,463
Thompson Crossing Metropolitan District No. 4, GO, Refunding:
5.00%, 12/01/39	1,400	1,500,982
5.00%, 12/01/49	1,480	1,565,352

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48	$800	$833,344
Wild Plum Metropolitan District, GO, Series A, 5.00%, 12/01/49	595	617,104

		50,989,419

Connecticut — 1.9%
Connecticut State Health & Educational Facilities Authority, Refunding RB, University Of Hartford Issue:
4.00%, 07/01/39	940	1,016,328
4.00%, 07/01/44	3,500	3,713,360
4.00%, 07/01/49	1,750	1,856,785
Mashantucket Western Pequot Tribe, (6.35% Cash and 1.00% PIK), 7.35%, 07/01/26(e)	995	170,394
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	3,795	3,872,797
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(b)	983	1,055,124
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30(b)	2,045	2,287,926
State of Connecticut, GO:
Series A, 5.00%, 04/15/36	2,300	2,809,266
Series A, 4.00%, 04/15/37	1,800	2,010,384
Series C, 5.00%, 06/15/33	1,775	2,157,548
Series C, 5.00%, 06/15/34	1,375	1,664,767
Series E, 5.00%, 09/15/34	3,000	3,643,980

		26,258,659

Delaware — 1.0%
County of Kent Delaware, RB, CHF Dover LLC, Delaware State University Project, Series A, 5.00%, 07/01/58	1,500	1,649,445
State of Delaware EDA, RB:
5.00%, 06/01/46	1,000	1,081,400
5.00%, 11/15/48	4,000	4,570,320
Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	5,930	6,062,654

		13,363,819

District of Columbia — 0.7%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	385	397,924
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	3,830	4,069,567
Metropolitan Washington Airports Authority, Refunding RB, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/30(d)	3,005	2,289,690
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Dulles Metrorail And Capital Improvement Projects, 4.00%, 10/01/53	2,170	2,362,609

		9,119,790

Florida — 6.3%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 05/01/43	1,300	1,341,899
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement Revenue Bond, Series A-1, 5.13%, 05/01/39	2,285	2,453,930
Capital Trust Agency Inc, RB, Odyssey Charter School Projects, 5.00%, 07/01/49(b)	1,280	1,393,651
Capital Trust Agency, Inc., RB, Series A:
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 01/01/44(f)(g)	445	258,100
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 01/01/49(f)(g)	950	551,000

Security	Par (000)	Value

Florida (continued)
Advantage Academy of Hillsborough Projects, 5.00%, 12/15/49	$300	$323,865
Advantage Academy of Hillsborough Projects, 5.00%, 12/15/54	260	280,264
Paragon Academy of Technology and Sunshine, 5.75%, 06/01/54(b)	1,925	2,022,116
Renaissance Charter School, Inc., 5.00%, 06/15/49(b)	500	518,690
Silver Creek St. Augustine Project, 5.75%, 01/01/50(f)(g)	570	558,600
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 05/01/24	415	432,700
5.00%, 05/01/34	1,250	1,319,987
Alachua County, 4.00%, 05/01/22(b)	235	238,121
City of Tallahassee Florida, RB, Tallahassee Memorial HealthCare, Inc. Project, Series A, 5.00%, 12/01/55	2,600	2,948,634
County of Alachua Florida Health Facilities Authority, RB, Shands Teaching Hospital and Clinics, Series A, 5.00%, 12/01/44	1,720	1,941,244
County of Charlotte Florida IDA, RB, Town & Country Utilities Project, AMT(b):
5.00%, 10/01/34	530	580,382
5.00%, 10/01/49	2,510	2,683,014
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 05/15/44(b)(f)(g)	370	345,869
County of Collier Health Facilities Authority, RB, Moorings, Inc., Series A, 5.00%, 05/01/48	2,090	2,441,266
County of Lake Florida, RB, Imagine South Lake Charter School Project(b):
5.00%, 01/15/39	550	605,396
5.00%, 01/15/49	825	882,626
5.00%, 01/15/54	830	878,306
County of Martin Florida Health Facilities Authority, RB, 5.50%, 11/15/21(c)	1,000	1,080,240
County of Miami-Dade Florida IDA, RB, Doral Academy Project, 5.00%, 01/15/48	1,405	1,544,699
County of Osceola Florida Transportation Revenue, Refunding RB(h):
Series A-1, 4.00%, 10/01/54	2,500	2,703,925
Series A-2, 0.00%, 10/01/50(d)	1,770	590,702
Series A-2, 0.00%, 10/01/51(d)	2,125	681,976
Series A-2, 0.00%, 10/01/52(d)	2,125	652,035
Series A-2, 0.00%, 10/01/53(d)	5,675	1,657,497
Series A-2, 0.00%, 10/01/54(d)	2,125	605,859
County of Palm Beach Florida, RB, Plam Beach Atlantic University Housing Project, 5.00%, 04/01/51(b)	540	588,190
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 06/01/49	1,000	1,109,550
County of Pinellas IDA, RB, 2017 Foundation for Global Understanding, Inc. Project, 5.00%, 07/01/39	220	254,635
County Seminole Industrial Development Authority, Refunding RB, Legacy Pointe at UCF Project:
5.50%, 11/15/49	3,025	3,019,827
5.75%, 11/15/54	2,420	2,417,774
Florida Development Finance Corp., RB:
Renaissance Charter School, Series A, 5.75%, 06/15/29	695	761,067
Renaissance Charter School, Series A, 6.00%, 06/15/34	835	912,597
Renaissance Charter School, Series A, 6.13%, 06/15/44	3,185	3,434,991

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(a)(b)	$2,240	$2,323,126
Florida Higher Educational Facilities Financial Authority, RB, Jacksonville University Project, Series A-1, 5.00%, 06/01/48(b)	1,730	1,913,743
Greater Orlando Aviation Authority Florida, Refunding RB, Special Purpose, Jetblue Airways Corp. Project, AMT, 5.00%, 11/15/36	2,000	2,118,520
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 05/01/43	1,290	1,312,459
Lakewood Ranch Stewardship District:
Special Assessment Bonds, 3.90%, 05/01/23	355	361,280
Special Assessment Bonds, 4.25%, 05/01/28	535	564,880
Special Assessment Bonds, 5.00%, 05/01/38	1,175	1,275,768
Special Assessment Bonds, 5.10%, 05/01/48	2,545	2,710,018
Special Assessment Bonds, Indigo Expansion Area Project, 3.75%, 05/01/39(b)	570	562,869
Special Assessment Bonds, Indigo Expansion Area Project, 4.00%, 05/01/49(b)	355	343,747
Special Assessment Bonds, Lakewood Centre & NW Sector Projects, 4.95%, 05/01/29(b)	670	739,673
Special Assessment Bonds, Lakewood Centre & NW Sector Projects, 5.50%, 05/01/39(b)	670	756,356
Special Assessment Bonds, Lakewood Centre & NW Sector Projects, 5.65%, 05/01/48(b)	1,125	1,252,541
Special Assessment Bonds, Northeast Sector Project — Phase 1B, 5.30%, 05/01/39	1,090	1,213,541
Special Assessment Bonds, Northeast Sector Project — Phase 1B, 4.75%, 05/01/29	955	1,041,943
Special Assessment Bonds, Northeast Sector Project — Phase 1B, 5.45%, 05/01/48	1,935	2,124,727
Lakewood Ranch Stewardship District Special Assessment Bonds, Refunding, Lakewood Center & New Sector Projects, 8.00%, 05/01/40	515	556,025
Lakewood Ranch Stewardship District Special Assessment Bonds:
Special Assessment Bonds, Lakewood Centre North Projects, 4.25%, 05/01/25	115	118,846
Special Assessment Bonds, Lakewood Centre North Projects, 4.88%, 05/01/35	280	296,282
Special Assessment Bonds, Lakewood Centre North Projects, 4.88%, 05/01/45	580	601,315
Village of Lakewood Ranch Sector Projects, 4.00%, 05/01/21	100	101,055
Village of Lakewood Ranch Sector Projects, 4.25%, 05/01/26	175	183,608
Village of Lakewood Ranch Sector Projects, 5.13%, 05/01/46	1,005	1,064,375
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	1,450	1,602,525
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A:
5.00%, 05/01/29	1,745	1,853,277
5.00%, 05/01/37	890	934,553
Pine Island Community Development District, RB, 0.00%, 11/01/24(d)	990	787,367
Santa Rosa Bay Bridge Authority, RB:
6.25%, 07/01/28(f)(g)	352	281,007
(ACA), 6.25%, 07/01/28	60	60,014
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Series A-2, 4.25%, 05/01/37	915	931,058
Convertible CAB, Series A4, 6.61%, 05/01/40(i)	50	44,364
Series 2015-2, 6.61%, 05/01/40(i)	125	91,398

Security	Par (000)	Value

Florida (continued)
Tolomato Community Development District(f)(g):
Series 1, 6.61%, 05/01/40(i)	$205	$183,383
Series 3, 6.61%, 05/01/40	135	1
Series 3, 6.65%, 05/01/40	105	1
Trout Creek Community Development District, Special Assessment Bonds:
5.38%, 05/01/38	670	726,213
5.50%, 05/01/49	1,700	1,811,248
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 05/01/26	640	684,736
Village Community Development District No. 9, Special Assessment Bonds:
7.00%, 05/01/41	1,270	1,339,748
5.50%, 05/01/42	480	509,064
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	1,550	1,650,812
West Villages Improvement District, Special Assessment Bonds:
4.25%, 05/01/29	400	416,024
4.75%, 05/01/39	885	930,808
5.00%, 05/01/50	1,415	1,474,939

		86,864,461

Georgia — 1.5%
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 06/01/29	635	653,161
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	3,135	3,384,389
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	555	649,106
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	1,020	1,330,631
5.00%, 05/15/36	1,020	1,340,555
5.00%, 05/15/37	1,120	1,483,653
5.00%, 05/15/38	615	818,897
5.00%, 05/15/49	2,055	2,809,411
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	4,150	4,409,956
Series A, 5.00%, 01/01/49	3,235	3,706,178
Series A, 5.00%, 01/01/59	525	592,861

		21,178,798

Idaho — 0.3%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 08/01/32	265	265,872
Idaho Health Facilities Authority, Refunding RB, Madison Hospital Memorial Project:
3.50%, 09/01/33	375	372,184
5.00%, 09/01/37	1,000	1,119,800
Idaho Housing & Finance Association, RB(b):
Compass Public Charter School, Inc. Project, Series A, 6.00%, 07/01/39	370	433,673
Compass Public Charter School, Inc. Project, Series A, 6.00%, 07/01/49	595	686,231
Compass Public Charter School, Inc. Project, Series A, 6.00%, 07/01/54	570	655,574
Idaho Arts Charter School, Inc., 5.00%, 12/01/46	1,000	1,085,910

		4,619,244

Illinois — 6.2%
Chicago Board of Education, GO, Dedicated Revenues, Series H, 5.00%, 12/01/46	725	812,188

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series H, 5.00%, 12/01/30	$1,370	$1,591,433
CAB, 0.00%, 12/01/25(d)	590	501,093
Dedicated Revenues, Series D, 5.00%, 12/01/31	1,500	1,737,345
Dedicated Revenues, Series F, 5.00%, 12/01/22	1,030	1,115,593
Dedicated Revenues, Series G, 5.00%, 12/01/44	3,700	4,160,206
5.00%, 12/01/29	1,550	1,864,402
5.00%, 12/01/30	1,850	2,215,042
Series B, 4.00%, 12/01/35	1,155	1,174,011
Series C, 5.00%, 12/01/25	1,220	1,395,534
Chicago Board of Education, GO, Series A:
5.00%, 12/01/42	1,570	1,656,978
Series C, 5.25%, 12/01/39	2,250	2,478,555
Series D, 5.00%, 12/01/46	3,620	3,930,536
Chicago O’Hare International Airport, RB, AMT, 5.00%, 07/01/48	2,000	2,306,820
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 01/01/38	1,850	2,198,928
City of Chicago Illinois O’Hare International Airport, Refunding RB, Series C, AMT, 5.00%, 01/01/46	3,000	3,353,610
Illinois Finance Authority, RB, Lake Forest College, Series A, 6.00%, 10/01/48	1,700	1,829,183
Illinois Finance Authority, Refunding RB:
Friendship Village of Schaumburg, 7.13%, 02/15/20(c)	1,000	1,006,970
Illinois Institute Of Technology, 4.00%, 09/01/35	1,000	1,070,390
Illinois Institute Of Technology, 4.00%, 09/01/37	1,000	1,063,720
Illinois Institute Of Technology, 4.00%, 09/01/39	2,000	2,116,480
Illinois Institute Of Technology, 4.00%, 09/01/41	1,250	1,321,325
Presence Health Network, Series C, 5.00%, 02/15/36	1,805	2,148,708
Presence Health Network, Series C, 5.00%, 02/15/41	3,000	3,533,160
Rogers Park Montessori School Project, Series 2014, 6.00%, 02/01/34	335	370,316
Rogers Park Montessori School Project, Series 2014, 6.13%, 02/01/45	790	860,871
Swedish Covenant, Series A, 6.00%, 02/15/20(c)	1,000	1,005,610
Metropolitan Pier & Exposition Authority, RB, Series A, McCormick Place Expansion Project:
Bonds, 0.00%, 12/15/56(d)	7,645	1,847,567
Bonds, 5.00%, 06/15/57	2,085	2,326,193
5.50%, 06/15/53	3,925	4,441,294
Metropolitan Pier & Exposition Authority, Refunding RB:
CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(d)	3,455	1,463,642
McCormick Place Expansion Project, 4.00%, 06/15/50(h)	3,810	3,973,906
McCormick Place Expansion Project, 5.00%, 06/15/50(h)	2,470	2,840,870
McCormick Place Expansion Project, Series B, 0.00%, 12/15/51(d)	29,275	8,873,838
McCormick Place Expansion Project Bonds, Series B, 0.00%, 12/15/54(d)	9,660	2,525,897
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32	675	721,116
State of Illinois, GO, Series A:
5.00%, 03/01/35	1,095	1,150,725
5.00%, 02/01/39	510	550,887
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/29	1,430	1,684,225
State of Illinois, GO:
5.00%, 04/01/35	1,460	1,565,821
5.00%, 04/01/38	2,190	2,340,103

		85,125,091

Security	Par (000)	Value

Indiana — 1.2%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	$525	$606,112
7.00%, 01/01/44	1,270	1,446,530
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(b)	2,755	2,824,839
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(b):
6.63%, 01/15/34	430	476,849
6.75%, 01/15/43	1,220	1,338,218
6.88%, 01/15/52	1,270	1,388,402
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 07/01/44	370	406,008
5.00%, 07/01/48	1,230	1,345,485
5.25%, 01/01/51	2,500	2,762,225
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 03/01/39	725	756,922
Indiana Housing & Community Development Authority, RB, Lake Meadows Assisted Living Project, Series A, 5.00%, 01/01/39(b)	2,040	2,084,186
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(b)	1,745	1,867,028

		17,302,804

Iowa — 1.4%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
3.13%, 12/01/22	3,705	3,777,396
5.25%, 12/01/50(a)	595	651,983
Series B, 5.25%, 12/01/50(a)	6,105	6,716,293
Iowa Tobacco Settlement Authority, Refunding RB, Series C:
Asset-Backed, 5.50%, 06/01/42	2,030	2,030,000
5.38%, 06/01/38	3,075	3,075,000
State of Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/48	2,360	2,629,701

		18,880,373

Kansas — 0.1%
City of Wichita Kansas, Refunding RB, Presbyterian Manors, Inc., 5.00%, 05/15/50	1,145	1,236,302

Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24(d)	250	225,255
Kentucky Public Transportation Infrastructure Authority, RB, 6.00%, 07/01/53	3,000	3,370,290

		3,595,545

Louisiana — 1.1%
Calcasieu Parish Memorial Hospital Service District, Refunding RB, Lake Charles Memorial Hospital Project:
5.00%, 12/01/34	265	317,012
5.00%, 12/01/39	175	205,497
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(b)	3,115	3,143,720
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
S/F Housing, University of Louisiana Monroe Project, 5.00%, 07/01/54(b)	1,990	2,139,131
Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	1,630	1,691,321

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, RB:
Belle Chasse Educational Foundation Project, 6.75%, 05/01/21(c)	$645	$692,691
Young Audiences Charter School Project, Series A, 5.00%, 04/01/49(b)	500	513,990
Parish of St. John the Baptist Louisiana, Refunding RB, Marathon Oil Corporation Project(a):
2.10%, 06/01/37	1,220	1,230,443
2.20%, 06/01/37	1,280	1,292,006
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 05/15/35	3,910	4,298,654

		15,524,465

Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	1,075	1,128,643

Maryland — 0.8%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park Project, 4.00%, 09/01/27	325	343,691
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 01/01/23	750	750,000
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(b)	2,880	2,901,744
Maryland EDC, RB:
Purple Line Light Rail Project, AMT, 5.00%, 03/31/51	3,135	3,498,033
Term Project, Series B, 5.75%, 06/01/20(c)	1,500	1,528,620
Maryland EDC, Refunding RB, University of Maryland Project, 5.00%, 07/01/39	950	1,037,381
Maryland Industrial Development Financing Authority, Refunding RB, VRDN, Occidental Petrolleum Corporation Issue, 1.83%, 03/01/30(a)	1,600	1,600,000

		11,659,469

Massachusetts — 1.6%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 4.00%, 07/01/45	715	757,471
Boston Medical Center, Series D, 5.00%, 07/01/44	3,865	4,334,327
Linden Ponds, Inc. Facility, Series B, 0.00%, 11/15/56(d)	94	23,402
North Hill Communities Issue, Series A, 6.50%, 11/15/23(b)(c)	2,480	2,989,715
UMass Boston Student Housing Project, 5.00%, 10/01/41	2,500	2,845,600
Massachusetts Development Finance Agency, Refunding RB:
New Bridge Charles, Inc., 4.00%, 10/01/32(b)	355	382,853
New Bridge Charles, Inc., 4.13%, 10/01/42(b)	855	892,688
New Bridge Charles, Inc., 5.00%, 10/01/57(b)	570	620,422
Series A, 5.00%, 07/01/38	1,200	1,426,116
Series A, 5.00%, 07/01/39	3,055	3,625,521
Series A, 5.00%, 07/01/44	3,750	4,397,250
Tufts Medical Center, Series I, 6.75%, 01/01/21(c)	205	216,552

		22,511,917

Michigan — 0.6%
Advanced Technology Academy, Refunding RB:
3.50%, 11/01/24	300	299,985
3.88%, 11/01/29	150	149,415
5.00%, 11/01/34	400	427,464
5.00%, 11/01/44	160	166,710
City of Detroit Michigan, GO:
5.00%, 04/01/34	485	546,527
5.00%, 04/01/35	485	545,063
5.00%, 04/01/36	340	381,259

Security	Par (000)	Value

Michigan (continued)
5.00%, 04/01/37	$545	$609,550
5.00%, 04/01/38	240	267,713
Kentwood EDC, Refunding RB, Limited Obligation, Holland Home, 5.63%, 11/15/41	1,000	1,068,040
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	350	374,493
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	800	861,040
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	2,030	2,390,142

		8,087,401

Minnesota — 0.8%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 07/01/45	2,065	2,170,976
City of Deephaven Minnesota, Refunding RB, Eagle Ridge Academy Project, Series A, 5.25%, 07/01/40	500	537,560
City of St. Paul Minnesota Housing & Redevelopment Authority, RB, Twin Cities German Immersion School Project:
5.00%, 07/01/49	555	605,449
5.00%, 07/01/55	870	944,898
City of Wayzata Minnesota, Refunding RB, Folkestone Senior Living Community, 5.00%, 08/01/54	115	125,356
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	1,925	2,111,032
5.25%, 02/15/53	3,850	4,547,312
St. Paul Housing & Redevelopment Authority, RB, Nova Classical Academy, Series A, 6.63%, 09/01/21(c)	500	545,030

		11,587,613

Missouri — 0.9%
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	1,020	1,102,702
4.75%, 11/15/47	1,135	1,230,885
Kansas City Land Clearance Redevelopment Authority, Tax Allocation Bonds(b):
4.38%, 02/01/31	830	903,878
5.00%, 02/01/40	1,240	1,357,056
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church(b)(f)(g):
5.75%, 11/15/36	1,350	1,195,169
6.00%, 11/15/51	110	87,021
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,290,420
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Lukes Health Syatem, Series A, 4.00%, 11/15/48	3,650	3,929,261

		12,096,392

Nebraska — 0.7%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	780	846,160
Central Plains Nebraska Energy Project, Refunding RB, Gas Project No. 3, Series A, 5.00%, 09/01/42	6,090	8,320,036

		9,166,196

Nevada — 0.1%
County of Clark Nevada, Refunding, Special Assessment, Special Improvement District No. 142, Mountain’s Edge:
4.00%, 08/01/22	590	626,427
4.00%, 08/01/23	365	387,210

		1,013,637

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(b):
Series B, 4.63%, 11/01/42	$4,650	$4,790,383
Series C, AMT, 4.88%, 11/01/42	2,515	2,596,410
New Hampshire Business Finance Authority, RB, The Vista Project, Series A(b):
5.25%, 07/01/39	910	990,444
5.63%, 07/01/46	605	661,701
5.75%, 07/01/54	1,210	1,323,087

		10,362,025

New Jersey — 7.4%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/44	5,750	6,180,790
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	1,155	1,165,938
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,390	1,498,253
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,965	2,105,144
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	840	913,424
Friends of Vineland Public Charter School Projects, Series A, 5.25%, 11/01/54(b)	3,955	3,937,282
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,360	1,530,286
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	2,880	3,403,498
Provident Group-Kean Properties, Series A, 5.00%, 07/01/32	235	267,775
Provident Group-Kean Properties, Series A, 5.00%, 07/01/37	375	421,069
School Facilities Construction, 5.00%, 06/15/44	5,550	6,421,405
Series EEE, 5.00%, 06/15/48	6,970	7,920,081
State House Project, Series B, Remark 10, 5.00%, 06/15/43	3,755	4,299,137
Team Academy Charter School Project, 6.00%, 10/01/43	970	1,088,340
New Jersey EDA, Refunding RB, Series MMM, 4.00%, 06/15/36	5,000	5,348,900
New Jersey Health Care Facilities Financing Authority, Refunding RB, Princeton HealthCare System:
5.00%, 07/01/32	1,140	1,352,097
5.00%, 07/01/33	1,450	1,716,945
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	7,050	8,275,219
Series BB, 4.00%, 06/15/50	10,940	11,336,903
Series BB, 5.00%, 06/15/50	8,560	9,769,614
Transportation Program, Series AA, 5.25%, 06/15/41	1,265	1,427,806
Transportation Program, Series AA, 5.00%, 06/15/44	2,865	3,085,105
Transportation Program Bonds, Series S, 5.25%, 06/15/43	4,095	4,807,489
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	1,195	1,383,822
South Jersey Port Corp., RB, Sub-Marine Terminal, Series B, AMT, 5.00%, 01/01/36	575	665,212
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	900	1,039,941
Sub-Series B, 5.00%, 06/01/46	10,370	11,479,279

		102,840,754

Security	Par (000)	Value

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	$2,030	$2,183,062

New York — 6.7%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(b)	1,215	1,333,645
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	4,475	4,571,391
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 06/01/43	485	486,237
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(b)	8,100	8,184,078
5.00%, 06/01/42	4,520	4,506,259
5.00%, 06/01/45	1,695	1,668,965
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B:
5.00%, 06/01/45	4,010	4,243,823
5.00%, 06/01/51	6,865	7,354,406
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	1,075	1,063,906
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,348	1,461,949
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	4,495	5,026,444
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	3,210	3,211,188
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	6,425	7,130,015
5.00%, 11/15/51	3,135	3,306,892
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 01/15/20(c)	375	375,750
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	7,365	8,046,042
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	450	494,100
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	1,070	1,183,056
3 World Trade Center Project, Class 3, 7.25%, 11/15/44(b)	3,115	3,728,873
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	3,000	3,363,270
New York Transportation Development Corp., RB, AMT, 4.00%, 01/01/36	5,000	5,454,200
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	3,130	3,277,486
5.00%, 08/01/31	6,995	7,299,352
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(b)	530	551,624
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 08/15/43	690	691,870
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center(b):
5.00%, 12/01/33	590	690,400
5.00%, 12/01/35	785	913,033

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	$965	$1,000,300
5.13%, 06/01/51	2,000	2,138,720

		92,757,274

North Carolina — 0.6%
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 06/30/54	1,385	1,527,392
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(c)	3,055	3,288,066
North Carolina Turnpike Authority, RB, Triangle Expressway System, 4.00%, 01/01/55	3,000	3,247,350

		8,062,808

North Dakota — 0.1%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	1,785	2,098,339

Ohio — 4.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.13%, 06/01/24	850	851,147
Senior Turbo Term, 5.88%, 06/01/47	10,545	10,581,697
6.00%, 06/01/42	10,000	10,034,900
County of Butler Port Authority, RB, Series A-1(b):
Storypoint Fairfield Project, 6.25%, 01/15/34	1,575	1,709,946
StoryPoint Fairfield Project, 6.38%, 01/15/43	840	901,286
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities, 5.00%, 01/01/46	1,435	1,582,174
Franklin County Convention Facilities Authority, RB, Greater Columbus Convention Center:
5.00%, 12/01/44	1,800	2,093,958
5.00%, 12/01/51	4,000	4,634,040
Hickory Chase Community Authority, Refunding RB, Hickory Chase Project, 5.00%, 12/01/40(b)	1,890	2,003,513
Ohio Air Quality Development Authority, RB, AMT:
American Electric Company Project, Series B, 2.10%, 07/01/28(a)	12,500	12,376,500
AMG Vanadium Project, 5.00%, 07/01/49(b)	9,500	10,434,420
Port of Greater Cincinnati Development Authority, RB, AHA-Colonial Village Athens Garden, 5.25%, 12/01/50	740	556,073
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	2,410	2,670,256

		60,429,910

Oklahoma — 1.4%
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	1,050	1,198,407
Norman Regional Hospital Authority, RB, Norman Regional Hospital Authority, 4.00%, 09/01/45	3,565	3,839,505
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	4,585	5,397,554
5.25%, 08/15/43	4,130	4,905,490
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	3,340	3,708,869

		19,049,825

Security	Par (000)	Value

Oregon — 0.1%
State of Oregon Facilities Authority, RB, Howard Street Charter School Project, Series A(b):
5.00%, 06/15/49	$915	$931,726
5.25%, 06/15/55	505	520,529

		1,452,255

Pennsylvania — 2.0%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	1,185	1,264,833
5.00%, 05/01/42	2,730	2,871,905
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/36	3,000	3,256,380
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 07/01/32	745	777,311
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	880	947,584
5.00%, 09/01/43	2,095	2,477,044
County of Montgomery Pennsylvania IDA, RB, Foulkeways Gwynedd Project, 5.00%, 12/01/46	1,470	1,603,094
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	1,865	1,947,377
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	1,180	1,311,110
East Hempfield Township Pennsylvania IDA, RB:
5.00%, 07/01/34	1,000	1,087,800
5.00%, 07/01/46	1,750	1,872,692
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	895	1,007,135
U.S. Airways Group, Series A, 7.50%, 05/01/20	1,200	1,221,660
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	5,390	5,650,984

		27,296,909

Puerto Rico — 10.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	1,145	1,161,717
Commonwealth of Puerto Rico, GO:
, Series C, 6.50%, 07/01/40(f)(g)	400	327,436
Public Improvement, Series A, 5.50%, 07/01/26	1,000	700,000
Public Improvement, Series A, 5.25%, 07/01/22(f)(g)	335	269,524
Public Improvement, Series A, 5.13%, 07/01/31(f)(g)	215	172,978
Public Improvement, Series B, 5.25%, 07/01/17(f)(g)	1,060	816,200
Commonwealth of Puerto Rico, GO, Refunding(f)(g):
Public Improvement, Series A, 5.50%, 07/01/39	4,285	2,999,500
Public Improvement, Series A, 5.00%, 07/01/41	2,565	1,757,097
Public Improvement, Series C, 6.00%, 07/01/39	168	137,523
Series A, 5.50%, 07/01/18	200	154,000
Series A, 6.50%, 07/01/40	2,610	2,136,517
Series A, 5.75%, 07/01/41	385	294,760
Series A, 8.00%, 07/01/35	11,651	7,345,431
Commonwealth of Puerto Rico, GO, Public Improvements, Refunding(f)(g):
Series A, 5.25%, 07/01/16	1,135	873,950
Series A, 5.00%, 07/01/23	1,250	1,005,687
Series A, 6.00%, 07/01/38	1,210	990,493

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB:
5.00%, 07/01/33	$130	$134,713
5.13%, 07/01/37	395	409,801
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	7,210	7,336,247
6.00%, 07/01/44	3,275	3,332,345
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB:
5.75%, 07/01/37	5,575	5,874,433
5.25%, 07/01/42	6,740	7,009,465
Puerto Rico Electric Power Authority, Series 2013-A(a):
5.40%, 01/01/20	208	169,776
7.50%, 01/01/20	3,430	2,696,827
Puerto Rico Electric Power Authority, RB:
7.00%, 07/01/33(f)(g)	8,735	6,867,999
7.00%, 07/01/43(f)(g)	775	609,353
Series 2013A, 7.25%, 07/01/30(f)(g)	250	196,566
Series A, 5.00%, 07/01/29(f)(g)	1,500	1,149,051
Series A, 6.75%, 07/01/36(f)(g)	2,665	2,095,388
Series A, 7.00%, 07/01/40(f)(g)	1,000	786,262
Series A, 5.00%, 07/01/42(f)(g)	2,100	1,608,671
Series A-3, 10.00%, 07/01/19(f)(g)	747	644,864
Series B-3, 10.00%, 07/01/19(f)(g)	748	644,864
Series C-1, 5.40%, 01/01/18(f)(g)	2,054	1,679,289
Series C-2, 5.40%, 07/01/18(f)(g)	2,054	1,679,560
Series C-4, 5.40%, 07/01/20(f)(g)	208	169,776
Series CCC, 5.00%, 07/01/22(f)(g)	715	547,714
Series CCC, 5.00%, 07/01/25(f)(g)	620	474,941
Series CCC, 5.25%, 07/01/26(f)(g)	590	451,960
Series CCC, 5.25%, 07/01/28(f)(g)	340	260,452
Series TT, 5.00%, 07/01/25(f)(g)	3,270	2,504,931
Series TT, 5.00%, 07/01/26(f)(g)	455	348,545
Series TT, 5.00%, 07/01/32(f)(g)	380	291,093
Series WW, 5.50%, 07/01/17(f)(g)	475	363,866
Series WW, 5.50%, 07/01/18(f)(g)	415	308,656
Series WW, 5.50%, 07/01/19(f)(g)	335	256,621
Series WW, 5.38%, 07/01/24(f)(g)	815	624,318
Series WW, 5.25%, 07/01/25(f)(g)	1,940	1,486,106
Series WW, 5.50%, 07/01/38(f)(g)	415	317,904
Series XX, 5.25%, 07/01/27(f)(g)	230	176,188
Series XX, 5.25%, 07/01/35(f)(g)	705	540,054
Series XX, 5.75%, 07/01/36(f)(g)	200	153,207
Series XX, 5.25%, 07/01/40(f)(g)	4,550	3,485,455
Puerto Rico Electric Power Authority, Refunding RB:
Series AAA, 5.25%, 07/01/22(f)(g)	765	586,016
Series AAA, 5.25%, 07/01/24(f)(g)	170	130,226
Series AAA, 5.25%, 07/01/28(f)(g)	1,655	1,267,786
Series AAA, 5.25%, 07/01/29(f)(g)	190	145,546
Series UU, 1.16%, 07/01/17(a)(f)(g)	140	91,000
Series UU, 3.47%, 07/01/17(a)	2,520	1,754,550
Series UU, 1.00%, 07/01/18(a)(f)(g)	125	81,250
Series UU, 1.00%, 07/01/20(a)(f)(g)	1,135	790,244
Series UU, 1.98%, 07/01/31(a)(f)(g)	1,345	936,456
Series ZZ, 5.00%, 07/01/17(f)(g)	330	252,791
Series ZZ, 5.25%, 07/01/19(f)(g)	1,050	804,336
Series ZZ, 5.25%, 07/01/21(f)(g)	90	68,943
Series ZZ, 5.25%, 07/01/24(f)(g)	705	540,054
Series ZZ, 5.25%, 07/01/25(f)(g)	265	202,999
Series ZZ, 5.25%, 07/01/26(f)(g)	85	65,113
Series ZZ, 5.00%, 07/01/28(f)(g)	345	264,282

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities(f)(g):
Series F (GTD), 5.25%, 07/01/24	$1,495	$1,326,700
Series G (GTD), 4.75%, 07/01/32	1,230	1,091,533
Series M (GTD), 6.25%, 07/01/31	2,000	1,863,334
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/24(d)	132	116,518
CAB, Series A-1, 0.00%, 07/01/27(d)	252	202,064
CAB, Series A-1, 0.00%, 07/01/29(d)	397	296,952
CAB, Series A-1, 0.00%, 07/01/31(d)	615	426,343
CAB, Series A-1, 0.00%, 07/01/33(d)	679	429,542
CAB, Series A-1, 0.00%, 07/01/46(d)	17,933	4,742,023
CAB, Series A-1, 0.00%, 07/01/51(d)	12,518	2,436,253
Series A-1, 4.75%, 07/01/53	10,909	11,375,032
Series A-1, 5.00%, 07/01/58	13,074	13,866,415
Series A-2, 4.33%, 07/01/40	6,619	6,727,221
Series A-2, 4.78%, 07/01/58	9,261	9,645,331
Series A-2, 4.54%, 07/01/53	1,564	1,602,115
Series B-1, 0.00%, 07/01/46(d)	2,066	545,941

		143,504,983

Rhode Island — 1.6%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	1,745	1,821,448
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	1,005	1,128,917
Series A, 5.00%, 06/01/40	5,500	6,102,030
Series B, 4.50%, 06/01/45	6,350	6,576,885
Series B, 5.00%, 06/01/50	5,650	6,009,058

		21,638,338

South Carolina — 2.1%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	5,825	6,802,551
South Carolina Jobs-Economic Development Authority, Refunding RB, The Woodlands at Furman, 4.00%, 11/15/27	755	780,897
State of South Carolina Ports Authority, RB, AMT, 5.00%, 07/01/25(c)	1,975	2,352,363
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	3,475	3,898,985
State of South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/50	13,005	14,767,568

		28,602,364

Tennessee — 1.4%
City of Chattanooga Health Educational & Housing Facility Board, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	410	440,229
County of Knox Health Educational & Housing Facility Board, Refunding RB, University Health System, Inc., 5.00%, 04/01/36	560	644,459
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	1,650	1,854,583
5.63%, 01/01/46	1,875	2,092,256
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	925	1,078,911
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	1,635	1,773,681
5.25%, 10/01/58	3,335	4,041,120

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
County of Shelby Health Educational & Housing Facilities Board, RB, The Farms at Bailey Station Project, 5.75%, 10/01/49	$7,000	$7,013,090
Nashville Metropolitan Development & Housing Agency, Tax Allocation Bonds, Tax Increment Development Revenue Fifth+Broadway Development Project, 5.13%, 06/01/36(b)	500	544,200

		19,482,529

Texas — 6.7%
Arlington Higher Education Finance Corp., RB:
Austin Discovery School, Inc., 5.63%, 08/15/54(b)	6,260	6,339,565
Series A, 5.88%, 03/01/24	500	516,970
Wayside Schools, Series A, 4.63%, 08/15/46	830	840,184
Brazoria County Industrial Development Corp., RB, Gladieux Metals Recycling, AMT, 7.00%, 03/01/39	1,610	1,733,745
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 01/01/28(d)	3,000	2,536,050
CAB, 0.00%, 01/01/29(d)	500	409,035
CAB, 0.00%, 01/01/30(d)	1,330	1,050,235
CAB, 0.00%, 01/01/31(d)	4,000	3,046,760
Senior Lien, 6.25%, 01/01/21(c)	765	803,357
City of Austin Texas Airport System Revenue, RB, Series B, AMT, 5.00%, 11/15/46	3,500	4,067,455
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 07/15/38	1,110	1,175,679
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/29	1,000	1,113,720
United Airlines, Inc., Airport Improvement Projects, Series C, 5.00%, 07/15/20	825	839,660
United Airlines, Inc., 5.00%, 07/15/28	2,725	3,332,893
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 07/01/20(c)	1,320	1,352,960
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	3,380	3,573,471
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding, MRB, Brazos Presbyterian Homes, Inc. Project, Series A:
5.00%, 01/01/38	510	543,288
5.00%, 01/01/43	520	549,796
5.13%, 01/01/48	1,535	1,621,804
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41(d)	350	143,472
County of Hemphill Hospital District, GOL:
4.63%, 02/01/39	1,500	1,543,080
4.75%, 02/01/45	2,500	2,547,825
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Christus Health, Series B, 5.00%, 07/01/48	8,560	10,179,723
Senior Living Center Project, Series A, 8.25%, 11/15/44	800	720,000
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 01/01/21(c)	1,920	2,033,606
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., 6.50%, 05/15/21(c)	535	573,563
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(b)	1,500	1,616,400

Security	Par (000)	Value

Texas (continued)
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 04/01/36	$890	$974,666
6.00%, 04/01/45	1,355	1,477,627
New Hope Cultural Education Facilities Finance Corp., RB, Beta Academy(b):
5.00%, 08/15/39	420	444,167
5.00%, 08/15/49	825	864,146
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, Jubilee Academic Center(b):
5.00%, 08/15/36	2,520	2,571,937
5.00%, 08/15/46	695	706,558
Newark Higher Education Finance Corp., RB:
Austin Achieve Public School, Inc., 5.00%, 06/15/48	1,500	1,534,935
Series A, 5.50%, 08/15/35(b)	375	422,891
Series A, 5.75%, 08/15/45(b)	735	826,765
North Texas Tollway Authority, Refunding RB, 2nd Tier-Series B, 5.00%, 01/01/43	5,145	6,050,932
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42(f)(g)	1,330	879,883
Wichita Falls Retirement Foundation, 5.13%, 01/01/41	600	618,558
Texas Private Activity Bond Surface Transportation Corp., RB:
Segment 3C Project, AMT, 5.00%, 06/30/58	9,060	10,548,196
Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	1,000	1,027,270
Texas Transportation Commission, RB, CAB, First Tier Toll Revenue(d):
0.00%, 08/01/46	2,580	798,613
0.00%, 08/01/47	3,850	1,132,054
0.00%, 08/01/48	4,070	1,136,140
0.00%, 08/01/49	3,825	1,014,658
0.00%, 08/01/50	5,485	1,371,963
0.00%, 08/01/51	3,230	763,604
0.00%, 08/01/52	3,230	721,065
0.00%, 08/01/53	290	61,239
Town of Flower Mound Texas, Special Assessment Bonds, 6.50%, 09/01/36	1,500	1,541,760

		92,293,923

Utah — 0.4%
State of Utah Charter School Finance Authority, RB:
Navigator Pointe Academy, Series A, 5.63%, 07/15/40	1,000	1,017,880
Spectrum Academy Project, 6.00%, 04/15/45(b)	2,000	2,006,700
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,050	2,054,592

		5,079,172

Vermont — 0.2%
East Central Vermont Telecommunications District, RB, Series A, 4.75%, 12/01/40(b)	2,850	2,852,081

Virginia — 2.1%
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 07/01/42	2,000	2,074,880
Residential Care Facility, 5.00%, 07/01/47	1,015	1,049,622
Lower Magnolia Green Community Development Authority, Special Assessment Bonds(b):
5.00%, 03/01/35	490	519,273
5.00%, 03/01/45	505	524,114

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 03/01/26	$515	$541,862
6.88%, 03/01/36	450	472,090
Norfolk Redevelopment & Housing Authority, RB, Fort Norfolk Retirement Community, Inc. — Harbor’s Edge Project, Series A:
5.00%, 01/01/49	1,250	1,345,587
5.25%, 01/01/54	3,750	4,059,675
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	7,120	7,120,000
Virginia Beach Development Authority, Refunding RB, Westminster-Canterbury on Chesapeake Bay, 4.00%, 09/01/48	2,885	3,042,983
Virginia College Building Authority, RB, Green Bond, Marymount University Project, Series B, 5.00%, 07/01/45(b)	535	571,284
Virginia Small Business Financing Authority, RB, Senior Lien, AMT:
Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	3,360	3,694,757
Express Lanes LLC, 5.00%, 07/01/34	3,300	3,497,835

		28,513,962

Washington — 0.5%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	545	568,517
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	1,005	1,042,316
Washington Health Care Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	885	950,251
Washington State Housing Finance Commission, Refunding RB(b):
5.75%, 01/01/35	355	391,263
6.00%, 01/01/45	940	1,028,595
Horizon House Project, 5.00%, 01/01/48	2,410	2,678,064

		6,659,006

Wisconsin — 2.9%
Public Finance Authority, RB:
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31(b)	910	1,009,672
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47(b)	910	1,004,931
American Preparatory Academy — Las Vegas Project, Series A, 5.38%, 07/15/47(b)	1,595	1,754,596
Delray Beach Radiation Therapy, 6.85%, 11/01/46(b)	1,325	1,495,382
Delray Beach Radiation Therapy, 7.00%, 11/01/46(b)	805	915,510
Gray Collegiate Academy Project, 5.63%, 06/15/49(b)	6,000	5,975,100
Minnesota College of Osteopathic Medicine, Series A-1, 5.50%, 12/01/48(b)(f)(g)	38	37,175
Piedmont Community Charter School, 5.00%, 06/15/39	310	359,867
Piedmont Community Charter School, 5.00%, 06/15/49	955	1,091,384
Piedmont Community Charter School, 5.00%, 06/15/53	645	730,540
Series A, 5.63%, 06/15/49(b)	8,105	8,085,872
Traders Point Christian Schools, Series A, 5.38%, 06/01/44(b)	1,215	1,268,095
Traders Point Christian Schools, Series A, 5.50%, 06/01/54(b)	1,500	1,554,645

Security	Par (000)	Value

Wisconsin (continued)
Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	$1,850	$1,962,739
Public Finance Authority, Refunding RB:
Senior Obligated Group, Series B, AMT, 5.00%, 07/01/42	2,150	2,275,882
Ultimate Medical Academy Project, 5.00%, 10/01/34(b)	280	315,722
Ultimate Medical Academy Project, 5.00%, 10/01/39(b)	680	755,215
White Stone Retirement Facilities, 5.00%, 03/01/52(b)	1,300	1,381,926
Wingate University, Series A, 5.25%, 10/01/48	1,790	2,033,010
Wisconsin Health & Educational Facilities Authority, RB, ST. Camillus Health System:
5.00%, 11/01/39	1,045	1,125,883
5.00%, 11/01/46	1,130	1,202,422
5.00%, 11/01/54	1,880	1,991,935
Wisconsin Health & Educational Facilities Authority, Refunding RB, Benevolent Corporation Cedar Community, 5.00%, 06/01/41	350	381,154
Wisconsin Housing & Economic Development Authority, RB, M/F Housning, WHPC Madison Pool Project, Series A, 4.70%, 07/01/47	740	797,750

		39,506,407

Total Municipal Bonds — 93.7% (Cost — $1,212,131,369)		1,291,144,622

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

California — 0.1%
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	1,678	1,700,754

Colorado — 0.4%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 01/01/40	5,592	5,591,721

Florida — 0.3%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(c)	3,499	3,599,816

Illinois — 1.1%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	2,480	2,652,409
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/27(c)	13	13,645
4.00%, 02/15/41	6,497	7,054,514
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,011	5,767,651

		15,488,219

Massachusetts — 0.3%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	3,464	3,741,119

New York — 6.7%
City of New York Housing Development Corp., RB, M/F, Series C-1A:
4.15%, 11/01/39	3,107	3,241,297
4.20%, 11/01/44	5,695	5,941,184
4.30%, 11/01/47	4,660	4,861,875

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31(k)	$3,015	$3,180,313
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(k):
5.75%, 02/15/21(c)	1,065	1,117,299
5.75%, 02/15/47	655	687,329
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,725	8,314,881
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(k)	2,520	2,725,226
New York State Dormitory Authority St. Perso, 4.00%, 02/15/47(h)	17,080	19,179,132
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 03/15/36	21,670	25,441,013
Port Authority of New York & New Jersey, Refunding ARB, Series194th, 5.25%, 10/15/55	2,925	3,478,673
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	13,005	14,556,497

		92,724,719

North Carolina — 0.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,930	3,418,021

Pennsylvania — 0.3%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	3,677	4,427,204

Rhode Island — 0.2%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	2,641	2,768,672

Texas — 0.3%
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	3,480	3,622,332

Virginia — 0.2%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,530,023

Washington — 1.0%
City of Bellingham Washington Water & Sewer Revenue, RB, Water & Sewer, 5.00%, 08/01/40	2,999	3,157,350
County of Snohomish Public Utility District No. 1, 5.00%, 12/01/45	8,664	10,177,380

		13,334,730

Security	Par (000)	Value

Wisconsin — 0.1%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	$1,774	$1,909,668

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.2% (Cost — $146,890,523)		154,856,998

Total Long-Term Investments — 105.9% (Cost — $1,373,357,142)		1,460,412,870

	Shares

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.37%(l)(m)	11,802,495	11,803,676

Total Short-Term Securities — 0.9% (Cost — $11,802,838)		11,803,676

Total Investments — 106.8% (Cost — $1,385,159,980)		1,472,216,546

Liabilities in Excess of Other Assets — (0.4)%		(5,267,759)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.4)%		(88,342,265)

Net Assets — 100.0%		$1,378,606,522

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2020 to May 15, 2021, is $ 4,332,892.

(l)	Annualized 7-day yield as of period end.

(m)

During the six months ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/19	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	114,002,708	(102,200,213)	11,802,495	$11,803,676	$389,365	$710	$947

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock High Yield Municipal Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	63	03/20/20	$8,091	$68,671
Long U.S. Treasury Bond	259	03/20/20	40,380	885,538
5-Year U.S. Treasury Note	61	03/31/20	7,235	26,560

				$980,769

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$980,769	$—	$980,769

(a)

Net cumulative appreciation on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation is included in accumulated earnings.

For the six months ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,877,838)	$—	$(3,877,838)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,127,296	$—	$2,127,296

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$50,838,414

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$14,411,250	$1,446,001,620	$—	$1,460,412,870
Short-Term Securities	11,803,676	—	—	11,803,676

	$26,214,926	$1,446,001,620	$—	$1,472,216,546

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$980,769	$—	$—	$980,769

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of period end, TOB Trust certificates of $88,110,547 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) December 31, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies — 2.7%
iShares National Muni Bond ETF(n)	3,050,000	$347,425,500

Total Investment Companies — 2.7% (Cost — $346,833,332)		347,425,500

	Par (000)

Municipal Bonds — 86.3%

Alabama — 4.6%
Black Belt Energy Gas District, RB, Project No. 4, Series A-1, 4.00%, 12/01/49(a)	$235,160	262,850,090
City of Homewood Alabama, GO, , Refunding, 5.25%, 09/01/46	27,625	32,820,998
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A(b):
4.50%, 05/01/32	7,045	7,775,707
5.25%, 05/01/44	8,980	10,245,462
Homewood Educational Building Authority, Refunding RB, Samford University, Series A:
4.00%, 12/01/41	2,750	2,997,418
4.00%, 12/01/44	1,200	1,298,364
Hoover Industrial Development Board, RB, U.S. Steel Corporation Project, AMT, 5.75%, 10/01/49	4,445	4,839,005
Southeast Alabama Gas Supply District, RB, Project #2, Series A, 4.00%, 06/01/49(a)	225,985	246,664,887
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(c)	16,315	16,904,461

		586,396,392

Arizona — 2.0%
Arizona IDA, RB:
Academies of Math And Science Project(b) 5.00%, 07/01/39	1,000	1,118,810
5.00%, 07/01/49	1,610	1,769,648
5.00%, 07/01/54	2,500	2,738,000
Leman Academy of Excellence — Parker Colorado Campus Project, 5.00%, 07/01/39(b)	1,300	1,351,324
Leman Academy Of Excellence- Parker Colorado Campus Project, 5.00%, 07/01/49(b)	2,010	2,060,149
Odyssey Preparatory Academy Project, 5.00%, 07/01/49(b)	8,120	8,466,724
Odyssey Preparatory Academy Project, 5.00%, 07/01/54(b)	4,730	4,906,098
S/F Housing, Series 2019-2, Class A, 3.63%, 05/20/33	31,344	35,356,721
Arizona IDA, Refunding RB, Odyssey Preparatory Academy Project, Series A(b):
5.25%, 07/01/37	2,830	3,048,363
5.50%, 07/01/52	2,450	2,621,206
Chandler IDA, RB, VRDN, Intel Corporation Project, AMT, 5.00%, 06/01/49(a)	34,685	39,715,712
City of Mesa Arizona Utility System, RB, Utility System, 5.00%, 07/01/35	30,000	31,600,200
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.88%, 07/01/44	3,440	3,877,809
Legacy Traditional Schools Projects, Series A, 6.50%, 07/01/34(b)	2,000	2,268,820
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(b)	3,500	3,932,215
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 07/01/45(b)	2,280	2,421,360
City of Phoenix Civic Improvement Corp., ARB, Junior Lien Airport Revenue Bonds, 4.00%, 07/01/44	10,000	11,185,700

Security	Par (000)	Value

Arizona (continued)
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, 5.00%, 01/01/38	$27,000	$31,980,420
County of Pinal Arizona IDA, RB, San Manuel Facility Project, 6.25%, 06/01/26	495	507,068
Salt River Project Agricultural Improvement & Power District, RB, Salt River Project Electric System:
4.00%, 01/01/39	26,730	30,874,219
5.00%, 01/01/47	32,000	40,164,160

		261,964,726

Arkansas — 0.3%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(b)	35,865	37,878,820

California — 5.3%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(c)	21,340	22,000,473
California Statewide Communities Development Authority, RB:
Loma Linda University Medical Center, 5.25%, 12/01/48(b)	2,000	2,326,480
Sutter Health, Series A, 6.00%, 08/15/20(c)	11,600	11,959,020
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
5.00%, 05/01/38	10,000	12,220,700
San Francisco International Airport, 5.00%, 05/01/41	20,000	23,168,000
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	40,000	41,594,800
City of Los Angeles California Wastewater System Revenue, Refunding RB, Green Bond, Sub-Series A, 5.25%, 06/01/47	27,620	33,943,599
City of Los Angeles Department of Airports, ARB, Subordinate, Series C, AMT, 5.00%, 05/15/37	9,550	11,505,076
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.75%, 03/01/34	7,010	7,351,667
6.25%, 03/01/34	5,250	5,535,968
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	1,510	1,611,321
6.50%, 05/01/42	5,130	5,458,423
County of Alameda & City of Oakland California, GO, Election of 2012, 6.63%, 08/01/21(c)	3,750	4,082,138
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(c)	12,830	13,572,087
Gilroy Public Facilities Financing Authority, Refunding RB, 6.00%, 11/01/33	6,535	7,695,159
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/47	17,805	18,405,919
Series A-1, 5.25%, 06/01/47	9,535	9,916,400
Series A-2, 5.00%, 06/01/47	42,485	43,918,869
Los Angeles Department of Water, Refunding RB, Series A, 5.25%, 07/01/44	19,000	23,336,370
Los Angeles Department of Water & Power, Refunding RB, Power System, Series B:
5.25%, 07/01/37	13,500	16,626,465
5.25%, 07/01/38	15,000	18,447,000
5.25%, 07/01/39	7,000	8,585,010

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Palomar Community College District, GO, Election of 2006, Series D, 5.25%, 08/01/45	$24,540	$30,774,632
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT, 5.00%, 05/01/31	13,010	14,015,413
San Diego County Regional Transportation Commission, Refunding RB, Series A, 5.00%, 04/01/41	35,000	42,003,500
San Diego Public Facilities Financing Authority, Refunding RB, Series A:
5.00%, 05/15/39	10,000	12,045,700
Subordinated, 5.25%, 08/01/47	13,645	17,007,537
State of California, GO, Refunding:
5.00%, 04/01/21	80,885	84,913,073
4.00%, 10/01/36	25,000	29,270,000
Various Purpose, 5.25%, 10/01/39	20,100	24,326,628
State of California Public Works Board, LRB, Various Capital Projects, Sub-Series A-1, 6.00%, 03/01/20(c)	14,125	14,239,836
University of California, RB, Series AV, 5.25%, 05/15/42	58,825	72,544,166

		684,401,429

Colorado — 1.5%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(b)	6,930	7,325,495
City & County of Denver Colorado, COP, Series A, 5.38%, 06/01/43	10,000	12,053,700
City & County of Denver Colorado, Refunding RB, United Airlines, Inc. Project, AMT, 5.00%, 10/01/32	40,475	44,166,320
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT:
5.00%, 12/01/37	31,185	37,272,000
5.25%, 12/01/43	22,620	27,265,696
Colorado Health Facilities Authority, Refunding RB, Frasier Meadows Retirement Community Project, Series A, 5.25%, 05/15/47	2,500	2,783,175
Cottonwood Highlands Metropolitan District No. 1, GO, Series A, 5.00%, 12/01/49	900	944,388
Metro Wastewater Reclamation District, RB, Series A, 4.00%, 04/01/22(c)	14,880	15,832,618
State of Colorado, COP:
Building Excellent Schools, Series O, 4.00%, 03/15/44	13,450	14,913,763
Series J, 5.25%, 03/15/42	30,000	36,265,500

		198,822,655

Connecticut — 1.3%
Connecticut State Health & Educational Facilities Authority, RB, Yale University Issue, Series T-2, 1.65%, 07/01/29(a)	13,985	13,990,454
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series G-1(b)(d):
5.00%, 07/01/39	1,500	1,734,330
5.00%, 07/01/44	2,000	2,292,160
5.00%, 07/01/50	2,350	2,689,622
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	3,965	4,046,282
State of Connecticut, GO, Series A(d):
4.00%, 01/15/35	25,565	28,989,943
4.00%, 01/15/36	20,400	23,089,128
4.00%, 01/15/37	9,525	10,722,388
State of Connecticut Health & Educational Facilities Authority, RB, Yale University, Series A, 1.30%, 07/01/48(a)	83,500	83,510,855

		171,065,162

Security	Par (000)	Value

Delaware — 0.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$31,500	$32,609,430

District of Columbia — 2.6%
District of Columbia, GO, Refunding, , 5.00%, 10/15/44	9,000	11,082,150
District of Columbia, GO, Series A:
5.00%, 06/01/41	20,000	23,669,400
Series D, 5.00%, 06/01/42	40,000	48,124,000
District of Columbia Water & Sewer Authority, Refunding RB, Series B:
5.25%, 10/01/40	48,060	57,388,446
5.25%, 10/01/44	63,075	74,689,630
Metropolitan Washington Airports Authority, Refunding ARB, AMT, Series A, 5.00%, 10/01/36	12,000	14,579,640
Washington Metropolitan Area Transit Authority, RB:
5.00%, 07/01/43	35,480	42,865,517
Series B, 5.00%, 07/01/42	50,000	60,519,000

		332,917,783

Florida — 6.3%
Broward County Florida Water & Sewer Utility Revenue, RB, Series A:
4.00%, 10/01/42	10,000	11,301,000
4.00%, 10/01/43	12,000	13,521,840
Capital Trust Agency, Inc., RB(b):
Odyssey Charter School Project, 5.00%, 07/01/54	2,095	2,278,145
Renaissance Charter School, Inc., Series A, 5.00%, 06/15/49	4,365	4,528,164
City of Tampa Florida, Special Assessment Bonds, Green Bonds, Central and Lower Basis Stormwater Improvements:
5.25%, 05/01/43	11,720	14,537,488
5.25%, 05/01/46	15,430	19,050,804
County of Broward Florida Airport System Revenue, ARB, AMT, Series A, 5.00%, 10/01/44	7,370	8,923,080
County of Broward Florida Water & Sewer Utility, RB, Series A, 5.00%, 10/01/22(c)	17,000	18,763,410
County of Hillsborough Florida District Port Authority, ARB, Series A, 5.25%, 06/01/48	8,375	10,119,429
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	6,325	7,308,537
Series A, 5.50%, 10/01/42	5,375	6,084,876
Series B, AMT, 6.25%, 10/01/38	5,000	5,775,250
Series B, AMT, 6.00%, 10/01/42	2,350	2,702,641
County of Miami-Dade Florida, Refunding RB, 5.00%, 10/01/41	7,010	8,274,464
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B, 4.00%, 10/01/44	13,000	14,502,410
County of Miami-Dade Florida, Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	97,900	115,372,213
County of Palm Beach Florida, RB, Plam Beach Atlantic University Housing Project, 5.00%, 04/01/51(b)	4,770	5,195,675
County of Pasco Florida Water & Sewer Revenue, RB, Improvement, Series B, 4.00%, 10/01/44	21,875	23,605,969
Florida Development Finance Corp., RB, VRDN, Virgin Trains USA Passenger Rail Project, Series B, AMT, 1.90%, 01/01/49(a)	66,190	66,165,046
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 06/01/27	10,010	10,526,516
Greater Orlando Aviation Authority, ARB, AMT:
Priority Sub-Series A, 5.00%, 10/01/42	54,795	64,422,481
Series A, 4.00%, 10/01/44	30,000	33,122,400
Series A, 5.00%, 10/01/44	23,500	28,406,565

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.70%, 05/01/39	$1,160	$1,235,330
4.88%, 05/01/49	1,250	1,344,038
Del Webb Project, 5.00%, 05/01/37(b)	1,655	1,787,003
Del Webb Project, 5.13%, 05/01/47(b)	1,990	2,111,728
Lakewood National & Polo Run Projects, 4.63%, 05/01/27	1,745	1,867,394
Lakewood National & Polo Run Projects, 5.25%, 05/01/37	2,760	3,023,994
Lakewood National & Polo Run Projects, 5.38%, 05/01/47	4,785	5,152,632
Miami-Dade County Industrial Development Authority, RB, Excelsior Charter Academy Project, 5.10%, 11/01/43	8,370	8,906,350
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	11,125	12,295,239
State of Florida, GO, Board of Education, Series E, 5.00%, 06/01/37	29,730	30,188,139
State of Florida, GO, Refunding:
Capital Outlay, Series C, 4.00%, 06/01/29	17,835	19,508,636
Department of Transportation, Full Faith and Credit, Right-of-Way Acquisition and Bridge Construction, 4.00%, 07/01/30	16,880	17,592,674
Series A, 5.00%, 06/01/20	57,365	58,288,576
Series A, 5.00%, 06/01/22	135,780	148,459,136
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10(e)(f)	147	93,809

		806,343,081

Georgia — 1.7%
City of Atlanta Georgia Department of Aviation, ARB, Airport General Revenue Bonds, Series B, AMT, 5.00%, 07/01/44	9,080	10,957,926
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 01/01/30	30,000	31,420,200
County of Barow Development Authority, Refunding RB, Georgia Power Company Plant Vogtle Project, 1.55%, 08/01/43(a)	7,770	7,751,740
County of Burke Georgia Development Authority, Refunding RB, Georgia Power Company Plant Bowen Project(a):
1.55%, 12/01/49	6,755	6,738,383
1.70%, 12/01/49	26,000	25,914,720
Main Street Natural Gas, Inc., RB, Series C, 4.00%, 03/01/50(a)	60,000	67,782,600
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, 3rd Indenture, Series A, 4.00%, 07/01/44	36,480	38,636,697
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 01/01/25	20,000	25,058,000

		214,260,266

Illinois — 6.8%
Chicago Board of Education, GO, CAB, Series H, Series D:
5.00%, 12/01/36	4,620	5,282,462
5.00%, 12/01/46	4,475	5,013,164
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/25	12,760	14,595,909
Dedicated Revenues, Series F, 5.00%, 12/01/24	9,585	10,792,422
Dedicated Revenues, Series G, 5.00%, 12/01/34	5,000	5,745,150
Series A, 0.00%, 12/01/25(g)	650	552,052
Series A, 0.00%, 12/01/26(g)	4,000	3,288,080
Series A, 0.00%, 12/01/27(g)	500	396,610

Security	Par (000)	Value

Illinois (continued)
Series A, 4.00%, 12/01/27	$5,000	$5,521,450
Series A, 5.00%, 12/01/28	10,620	12,640,030
Series A, 5.00%, 12/01/29	1,580	1,900,487
Series B, 5.00%, 12/01/26	2,000	2,320,040
Series B, 5.00%, 12/01/27	1,635	1,922,024
Series B, 5.00%, 12/01/28	2,060	2,450,308
Series B, 5.00%, 12/01/29	2,000	2,405,680
Series B, 5.00%, 12/01/30	2,000	2,394,640
Series B, 5.00%, 12/01/31	1,600	1,908,960
Series B, 5.00%, 12/01/32	1,360	1,614,714
Series B, 4.00%, 12/01/35	11,640	11,831,594
Series C, 5.00%, 12/01/23	4,310	4,773,411
Series C, 5.00%, 12/01/24	4,445	5,004,937
Series C, 5.00%, 12/01/26	3,060	3,549,661
Chicago Board of Education, GO:
Series A, 5.00%, 12/01/42	15,895	16,775,583
Series C, 5.25%, 12/01/39	7,275	8,013,995
5.00%, 12/01/46	9,805	11,100,240
5.00%, 12/01/46	25,350	27,070,251
Chicago O’Hare International Airport, Refunding RB, O’Hare International Airport, Senior Lien AMT, Series B, 5.00%, 01/01/31	10,300	10,964,350
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series C, 6.50%, 01/01/21(c)	29,835	31,415,360
Senior Lien, Series D, 5.25%, 01/01/42	49,415	58,901,198
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.50%, 01/01/34	5,380	5,954,907
City of Chicago Illinois O’Hare International Airport, Refunding RB, Senior Lien, Series B:
5.00%, 01/01/38	30,000	35,523,900
5.00%, 01/01/39	59,885	70,749,936
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 08/15/41	6,500	6,930,950
Carle Foundation, Series A (AGM), 6.00%, 08/15/41	19,285	20,625,693
DePaul University, Series A, 6.13%, 04/01/21(c)	11,935	12,669,719
Memorial Health System, Series A, 5.25%, 07/01/44	8,370	9,268,352
Township High School District, 4.00%, 12/01/36	10,810	12,352,695
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Healthcare, Series A, 5.00%, 07/15/42	23,695	28,231,171
OSF Healthcare System, 6.00%, 05/15/20(c)	7,875	8,014,309
OSF Healthcare System, 6.00%, 05/15/39	1,290	1,309,544
Presence Health Network, Series C, 5.00%, 02/15/41	28,920	34,059,662
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/44	13,000	15,718,690
Railsplitter Tobacco Settlement Authority, RB:
6.00%, 06/01/21(c)	18,485	19,741,795
5.00%, 06/01/26	15,000	18,055,950
State of Illinois, GO:
Rebuild Illinois Program, Series B, 5.00%, 11/01/30	25,000	29,763,500
Rebuild Illinois Program, Series B, 5.00%, 11/01/31	29,975	35,480,808
Series A, 5.00%, 11/01/26	20,000	23,075,000
Series A, 5.00%, 11/01/27	30,000	35,033,100
Series A, 5.00%, 11/01/28	30,000	35,430,900
Series A, 5.00%, 05/01/29	7,795	9,136,364
State of Illinois Toll Highway Authority, RB:
Senior, Series B, 5.00%, 01/01/41	30,000	34,966,500
Series A, 5.00%, 01/01/42	58,795	70,150,078
Series B, 5.00%, 01/01/40	23,520	27,195,470

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	$7,045	$7,067,544

		876,651,299

Indiana — 0.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	3,870	4,467,915
7.00%, 01/01/44	7,330	8,348,870

		12,816,785

Iowa — 2.1%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Genesis Health System, 5.50%, 07/01/33	18,750	21,195,750
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(a)	47,270	52,003,145
Midwestern Disaster Area, 5.25%, 12/01/25	2,500	2,769,725
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 06/01/46	4,810	4,809,952
PEFA, Inc., RB, 5.00%, 09/01/49(a)	161,315	190,963,084

		271,741,656

Kansas — 0.3%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	30,210	36,523,890

Kentucky — 2.7%
County of Carroll Kentucky, RB, Kentucky Utilities Company Project, AMT, 1.75%, 10/01/34(a)	6,750	6,704,708
County of Carroll Kentucky, Refunding RB, Kentucky Utilities Company Project(a):
1.55%, 09/01/42	14,000	13,926,500
AMT, 1.20%, 02/01/32	39,697	39,603,322
AMT, 1.20%, 10/01/34	30,000	29,927,100
Kentucky Asset Liability Commission, RB, Series A, 3.00%, 06/25/20	55,000	55,495,550
Kentucky Public Energy Authority, RB(a):
Gas Supply, Series C-1, 4.00%, 12/01/49	85,000	94,615,200
Series A-1, 4.00%, 12/01/49	50,000	55,702,000
VRDN, Series C, 4.00%, 02/01/50	50,000	57,163,000

		353,137,380

Louisiana — 0.9%
East Baton Rouge Sewerage Commission, Refunding RB, Series A:
4.00%, 02/01/40	10,980	12,308,360
4.00%, 02/01/45	20,500	22,783,700
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(b)	2,470	2,492,773
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	17,185	17,791,287
Louisiana Public Facilities Authority, RB, Series A(b):
Lake Charles Collage Prep Project, 5.00%, 06/01/39(d)	1,300	1,375,777
Lake Charles Collage Prep Project, 5.00%, 06/01/49(d)	3,000	3,129,930
Lake Charles Collage Prep Project, 5.00%, 06/01/58(d)	4,500	4,669,200
Young Audiences Charter School Project, 5.00%, 04/01/39	1,425	1,502,207
Young Audiences Charter School Project, 5.00%, 04/01/49	2,800	2,878,344

Security	Par (000)	Value

Louisiana (continued)
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A-1, 4.00%, 05/01/32	$50,000	$53,046,500

		121,978,078

Maine — 0.0%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	5,365	5,692,802

Maryland — 0.4%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A:
4.50%, 09/01/33	2,735	2,931,783
5.00%, 09/01/38	1,400	1,524,418
County of Montgomery Maryland, GO, Refunding, Series A:
Public Improvement, 4.00%, 11/01/28	14,750	16,286,065
4.00%, 11/01/31	14,475	16,098,516
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 07/01/22(h)	2,380	2,661,697
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(c)	11,000	11,561,220

		51,063,699

Massachusetts — 3.1%
Commonwealth of Massachusetts, GO, Consolidated Loan:
Series A, 5.25%, 04/01/42	42,000	51,484,020
Series A, 5.25%, 04/01/47	93,350	113,723,637
Series E, 5.25%, 09/01/43	23,640	29,557,328
Massachusetts Development Finance Agency, RB, Series A:
Emerson College Issue, 5.25%, 01/01/42	9,655	11,282,833
Foxborough Regional Charter School, 7.00%, 07/01/20(c)	1,375	1,415,329
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series A, 4.00%, 07/15/36	48,610	55,477,621
Newbridge on the Charles, Inc., 5.00%, 10/01/37(b)	1,000	1,103,830
Newbridge on the Charles, Inc., 5.00%, 10/01/47(b)	1,250	1,365,412
Massachusetts School Building Authority, RB, Sub Series B:
4.00%, 02/15/41	12,420	13,375,595
4.00%, 02/15/42	10,000	10,704,400
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Refunding RB, Series B, 5.00%, 01/01/30	5,000	5,000,000
University of Massachusetts Building Authority, Refunding RB, Senior:
Series A, 5.25%, 11/01/42	58,840	72,525,596
Series A, 5.25%, 11/01/47	14,425	17,731,787
Series 1, 5.00%, 11/01/44	10,000	11,454,300

		396,201,688

Michigan — 1.4%
Lansing Board of Water & Light, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/21(c)	6,485	6,899,651
Michigan Finance Authority, RB:
Series A-1, 4.00%, 08/20/20	13,950	14,203,472
Series A-2, 2.00%, 08/20/20	21,500	21,607,930
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/41	42,690	50,138,551

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Trinity Health Credit Group, Series A, 5.00%, 12/01/37	$25,000	$30,192,750
Michigan State University, Refunding RB, Series C, 4.00%, 02/15/44	23,150	26,071,761
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	16,470	19,529,632
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	10,010	11,201,290

		179,845,037

Montana — 0.0%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A:
5.25%, 05/15/37	405	446,468
5.25%, 05/15/47	1,500	1,626,825
5.25%, 05/15/52	1,500	1,622,370

		3,695,663

Nebraska — 0.8%
Central Plains Energy Project, Refunding RB, 4.00%, 12/01/49(a)	67,500	75,494,700
Omaha Public Power District, Separate Electric System, Refunding RB, Series A:
5.25%, 02/01/42	14,265	16,527,571
5.25%, 02/01/46	14,670	16,898,960

		108,921,231

Nevada — 0.9%
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 07/01/42	57,700	57,700,000
Las Vegas Convention & Visitors Authority, RB, Series B, 5.00%, 07/01/43	40,000	47,977,600
Nevada Department of Business & Industry, RB, Series A(b):
5.00%, 07/15/37	875	952,560
5.00%, 07/15/47	1,400	1,492,680
State of Nevada Department of Business & Industry, RB, Somerset Academy, Series A(b):
4.50%, 12/15/29	380	411,840
5.00%, 12/15/38	685	744,335
5.00%, 12/15/48	810	868,328

		110,147,343

New Hampshire — 0.3%
New Hampshire Business Finance Authority, Refunding RB(b):
Resource Recovery, Covanta Project, Series B, 4.63%, 11/01/42	9,085	9,359,276
Resource Recovery, Covanta Project, Series C, AMT, 4.88%, 11/01/42	3,700	3,819,769
Emerland Renewable Dise, AMT, 2.00%, 06/01/49(a)	25,000	25,070,500

		38,249,545

New Jersey — 3.1%
County of Cape May New Jersey Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 03/01/21	5,000	5,320,450
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	5,180	5,229,055
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	5,340	5,720,849
New Jersey EDA, RB:
4.00%, 06/15/44	5,500	5,776,815
Series WW, 5.25%, 06/15/25(c)	820	995,488
Series WW, 5.25%, 06/15/40	14,145	15,844,805

Security	Par (000)	Value

New Jersey (continued)
New Jersey EDA, Refunding RB, Series B:
New Jersey American Water Co., Inc. Project, AMT, 5.60%, 11/01/34	$8,280	$8,379,691
5.50%, 06/15/30	45,895	55,093,276
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(c)	34,385	36,872,399
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/35	7,375	8,923,529
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/38	11,950	14,368,321
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/39	22,245	26,643,059
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	10,000	11,777,000
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.75%, 12/01/27	215	228,653
5.75%, 12/01/28	175	186,023
New Jersey Transportation Trust Fund Authority, RB:
Series BB, 4.00%, 06/15/44	53,090	55,532,140
Series BB, 5.00%, 06/15/44	36,445	41,822,095
Transportation System, Series A, 6.00%, 06/15/21(c)	2,155	2,305,785
Transportation System, Series AA, 5.50%, 06/15/39	39,890	43,889,770
Transportation System, Series C, 5.25%, 06/15/32	19,810	22,547,940
New Jersey Transportation Trust Fund Authority, Refunding RB, Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	20,000	23,270,200
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 06/01/46	10,350	11,959,322

		402,686,665

New Mexico — 0.6%
City of Farmington New Mexico, Refunding RB, Public Service Company of New Mexico San Juan and Four Corners Projects, 1.88%, 04/01/33(a)	10,000	10,041,100
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 02/01/27	230	266,522
New Mexico Municipal Energy Acquisition Authority, Refunding RB, Series A, 5.00%, 11/01/39(a)	60,035	70,358,018

		80,665,640

New York — 15.4%
City of New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution Subseries, 5.25%, 06/15/37	40,000	48,952,000
City of New York New York, GO:
Series AA-1, 4.00%, 08/01/37	22,500	25,749,225
Sub-Series D-1, 5.00%, 12/01/44	17,915	21,833,548
Sub-Series F-1, 5.00%, 04/01/43	65,000	78,979,550
City of New York Transitional Finance Authority Building Aid Revenue, RB, Series S-3, 5.25%, 07/15/45	31,165	38,614,370
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB:
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/31	25,000	26,964,750
Series B-1, 4.00%, 11/01/37	10,300	11,822,340
Series B-1, 4.00%, 11/01/38	10,000	11,439,800
Series B-1, 4.00%, 11/01/42	52,315	59,024,399
Series B-1, 4.00%, 11/01/43	46,835	52,836,437
Subordinate, Series C-3, 5.00%, 05/01/40	20,000	24,355,800

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
City of New York Water & Sewer System, Refunding RB:
2nd Generation Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/40	$29,790	$36,479,642
Series EE, 5.00%, 06/15/40	39,240	47,735,852
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(b)	8,000	8,083,040
5.00%, 06/01/45	16,695	16,438,565
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	4,325	4,633,329
County of Suffolk New York, GO, Transportation, Series I, 2.50%, 07/23/20	122,910	123,684,333
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, 5.75%, 02/15/47	3,435	3,586,484
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/37	8,000	9,632,320
5.00%, 02/15/42	22,510	26,760,113
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/39	30,000	33,822,300
Series D1, 5.00%, 09/01/22	108,370	118,718,251
Sub-Series D-1, 5.25%, 11/15/44	30,000	34,471,500
Metropolitan Transportation Authority, Refunding RB:
Series B-2, 4.00%, 05/15/20	196,235	198,132,592
Transportation, Series C, 5.00%, 11/15/29	35,265	38,801,022
New York City Housing Development Corp., Refunding RB, M/F Housing, Sustainable Neihborhood, 2.00%, 11/01/20	7,200	7,206,624
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, 5.00%, 07/15/37	33,885	36,906,525
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Subordinate, Series A-3:
4.00%, 05/01/42	30,000	33,813,300
4.00%, 05/01/43	25,000	28,038,500
New York City Water & Sewer System, Refunding RB:
2nd General Resolution Series CC, 5.25%, 06/15/46	65,965	79,229,902
2nd General Resolution Sub Series CC1, 5.00%, 06/15/37	25,000	30,113,750
Series DD-2, Block 5, 5.00%, 06/15/40	43,865	53,362,211
Series EE, 5.25%, 06/15/36	15,500	19,158,930
New York State Dormitory Authority, Refunding RB:
Bid Group 4, Series E, 5.00%, 03/15/44	10,000	12,103,000
Series D, 4.00%, 02/15/39(d)	15,000	17,117,250
Series D, 4.00%, 02/15/40(d)	15,000	17,066,700
New York State Urban Development Corp., Refunding RB, Series A:
Bidding Group 3, 4.00%, 03/15/44	33,250	37,403,258
5.00%, 03/15/36	22,070	27,770,240
4.00%, 03/15/42	10,000	11,284,500
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/41	5,115	5,663,584
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	6,000	6,282,720
5.00%, 08/01/31	49,765	51,930,275
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(b)	5,190	5,401,752
Port Authority of New York & New Jersey, ARB, Consolidated Bonds:
4.00%, 11/01/41	12,390	14,116,175

Security	Par (000)	Value

New York (continued)
5.00%, 11/01/44	$34,500	$42,806,910
AMT, 4.00%, 11/01/41	11,955	13,359,115
AMT, 5.00%, 11/01/44	50,000	60,754,500
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	30,000	35,678,700
State of New York Dormitory Authority, RB, Sales Tax, Series A-Group C, 5.00%, 03/15/43	19,020	22,637,033
State of New York Dormitory Authority, Refunding RB, Group 3, Series E, 5.00%, 03/15/41	20,150	24,672,668
State of New York Thruway Authority, Refunding RB, Subordinate, Series B:
4.00%, 01/01/38	25,000	28,463,750
4.00%, 01/01/39	27,645	31,375,416
4.00%, 01/01/41	25,555	28,705,165
4.00%, 01/01/45	17,595	19,578,132
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.25%, 11/15/45	7,805	9,211,695
MTA Bridges & Tunnels, Series C, 4.00%, 11/15/40	15,000	17,203,950
MTA Bridges & Tunnels, Series C, 4.00%, 11/15/41	23,500	26,900,215
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	20,000	22,666,600
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	2,500	2,673,400

		1,982,208,007

Ohio — 1.8%
American Municipal Power, Inc., Refunding RB, Prairie State Energy Campus Project, Series B, 7.50%, 02/15/20(a)(c)(i)	40,000	40,181,400
Buckeye Tobacco Settlement Financing Authority, RB:
6.25%, 06/01/37	15,450	16,066,764
Asset-Backed, Senior Turbo Term, Series A-2, 5.13%, 06/01/24	2,000	2,002,700
Asset-Backed, Senior Turbo Term, Series A-2, 5.75%, 06/01/34	3,355	3,366,105
Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	24,155	24,239,059
Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 06/01/47	8,080	8,210,734
County of Butler Port Authority, RB, StoryPoint Fairfield Project, Series A-1(b):
6.38%, 01/15/43	1,500	1,609,440
6.50%, 01/15/52	3,335	3,550,241
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A(c):
5.75%, 11/15/21	500	542,730
6.00%, 11/15/21	4,415	4,812,615
6.50%, 11/15/21	12,690	13,949,736
Lancaster Port Authority, Refunding RB, Series A, 5.00%, 08/01/49(a)	25,000	28,945,750
Ohio Air Quality Development Authority, RB:
American Electric Company Project, Series A, 2.40%, 12/01/38(a)	4,500	4,530,285
AMG Vanadium Project, AMT, 5.00%, 07/01/49(b)	16,560	18,188,842
Ohio Valley Electric Corp., AMT, 2.60%, 06/01/41(a)	10,000	10,014,300
Ohio Higher Educational Facility Commission, Refunding RB, Cleveland Clinic Health, 5.00%, 01/01/27	11,770	12,660,283
State of Ohio Turnpike Commission, RB, Junior Lien, Series A, 5.25%, 02/15/39	7,500	8,318,700
State of Ohio University, RB, General Receipts Special Purpose, Series A, 4.00%, 06/01/43	35,000	37,156,700

		238,346,384

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon — 0.1%
State of Oregon Department of Transportation, Refunding RB, Subordinate, Series A, 5.00%, 11/15/42	$13,080	$16,395,780

Pennsylvania — 1.5%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(b):
5.00%, 05/01/27	3,250	3,732,365
5.00%, 05/01/32	3,750	4,341,975
5.00%, 05/01/42	6,305	7,039,091
City of Philadelphia Pennsylvania Gas Works, RB, 12th Series B (NPFGC), 7.00%, 05/15/20(h)	600	612,768
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	2,160	2,399,998
Pennsylvania Economic Development Financing Authority, RB, Waste Management, Inc. Project, AMT, 1.75%, 08/01/38(a)	10,500	10,458,105
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System Obligation:
4.00%, 08/15/44	9,000	9,973,260
4.00%, 08/15/49	10,715	11,773,428
Pennsylvania Turnpike Commission, RB:
Series A, 5.25%, 12/01/44	35,000	43,304,100
Series B, 5.25%, 12/01/39	3,560	4,096,456
Sub-Series A, 5.50%, 12/01/46	46,430	56,824,748
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(c)	1,195	1,247,891
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, University Capital Project Bonds, Series A, 4.00%, 09/15/44	29,375	31,861,594

		187,665,779

Puerto Rico — 2.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(g)	97,980	25,908,851
CAB, Series A-1, 0.00%, 07/01/51(g)	9,416	1,832,542
Series A-1, 4.75%, 07/01/53	48,881	50,969,196
Series A-1, 5.00%, 07/01/58	108,970	115,574,672
Series A-2, 4.33%, 07/01/40	50,047	50,865,268
Series A-2, 4.78%, 07/01/58	50,843	52,952,985
Series B-1, 0.00%, 07/01/46(g)	18,123	4,789,003

		302,892,517

Rhode Island — 0.3%
Rhode Island Student Loan Authority, RB, Senior, Series A, AMT, 2.88%, 12/01/35	22,715	23,568,857
Tobacco Settlement Financing Corp., Refunding RB, Series B, 5.00%, 06/01/50	10,000	10,635,500

		34,204,357

South Carolina — 2.2%
Patriots Energy Group Financing Agency, RB, Series A, 4.00%, 10/01/48(a)	140,880	153,243,629
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM)(c):
6.50%, 08/01/21	4,455	4,829,264
6.25%, 08/01/21	1,525	1,647,168
South Carolina Jobs-Economic Development Authority, Refunding RB, the Woodlands at Furman, 5.25%, 11/15/37	6,005	6,636,786
South Carolina Transportation Infrastructure Bank, Refunding RB, VRDN, Series 2003B, 1.60%, 10/01/31(j)	99,530	99,851,183

Security	Par (000)	Value

South Carolina (continued)
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	$10,000	$11,805,300

		278,013,330

Tennessee — 1.2%
County of Nashville & Davidson Metropolitan Government Water & Sewer Revenue, Refunding RB, 4.00%, 07/01/43	49,005	52,141,810
Metropolitan Nashville Airport Authority, ARB, Subordinate, AMT, Series B, 5.00%, 07/01/44	18,500	22,663,055
Tennergy Corp., RB, Series A, 5.00%, 02/01/50(a)	70,000	80,599,400

		155,404,265

Texas — 7.7%
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc., Airport Improvement Projects, Series C, AMT, 5.00%, 07/15/20	6,535	6,651,127
City of Houston Texas Combined Utility System Revenue, Refunding RB, 1st Lien, Series B, 5.00%, 11/15/42	30,000	36,272,700
County of Bexar Texas, GO, 4.00%, 06/15/46(d)	15,315	17,031,352
County of Bexar Texas, GO, Refunding, 4.00%, 06/15/37	10,675	12,176,332
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 01/01/23(c)	1,075	1,259,158
7.00%, 01/01/23(c)	2,625	3,072,956
6.38%, 01/01/33	465	517,322
County of Tarrant Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/43	35,000	41,883,800
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare(c):
6.00%, 08/15/20	3,700	3,810,889
6.00%, 08/15/20	46,300	47,687,148
Cypress-Fairbanks Independent School District, GO(a):
Series B1 (PSF-GTD), 1.25%, 02/15/36	5,500	5,518,920
Series B3 (PSF-GTD), 1.25%, 02/15/40	10,750	10,786,980
Cypress-Fairbanks Independent School District, GO, VRDN, Series A2 (PSF-GTD), 1.25%, 02/15/36(a)	8,750	8,780,100
Frisco Independent School District, GO, (PSF-GTD), 4.00%, 08/15/44	25,000	27,158,250
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/30	6,085	6,901,790
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(b)	14,625	15,759,900
New Hope Cultural Education Facilities Corp., RB, Jubilee Academic Center Project, Series A, 5.00%, 08/15/37(b)	2,000	2,042,720
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A, 5.13%, 08/15/47(b)	3,085	3,141,579
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 09/01/21(c)	4,815	5,196,781
North Texas Tollway Authority, Refunding RB, 1st Tier System, 6.00%, 01/01/21(c)	11,490	12,037,728
Northside Independent School District, GO, Refunding, (PSF-GTD), 1.60%, 08/01/49(a)	23,500	23,554,285
Pasadena Independent School District, GO, Refunding, School Building (PSF-GTD), 5.00%, 02/15/43	25,000	27,487,750
State of Texas, GO, Transportation Commission, Highway Improvement:
5.00%, 04/01/39	20,000	22,774,200
Series A, 5.00%, 04/01/22(c)	65,000	70,573,100

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
State of Texas, RB, 4.00%, 08/27/20	$358,000	$364,665,960
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	52,215	53,638,903
Texas Water Development Board, RB:
Series A, 5.00%, 10/15/42	10,000	12,090,900
Series A, 4.00%, 10/15/44	30,000	33,893,400
State Water Implementation Fund, Series A, 5.00%, 10/15/43	30,000	36,390,000
State Water Implementation Revenue, 5.25%, 10/15/46	64,170	77,282,498

		990,038,528

Utah — 0.8%
County of Utah, RB, IHC Health Services, Inc.:
Series A, 5.00%, 05/15/41	44,970	53,557,022
Series B, 5.00%, 05/15/46	30,000	35,491,200
State of Utah Charter School Finance Authority, Refunding RB, The Freedom Academy Foundation Project(b):
5.25%, 06/15/37	3,795	4,054,692
5.38%, 06/15/48	4,740	4,969,084

		98,071,998

Virginia — 0.6%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.50%, 03/01/46	1,815	1,981,581
County of Hanover Virginia EDA, Refunding RB, Covenant Woods:
5.00%, 07/01/38	125	137,523
5.00%, 07/01/48	370	401,172
5.00%, 07/01/51	430	465,355
Virginia Public School Authority, Refunding RB, Series B, 5.00%, 08/01/21	45,545	48,371,067
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	25,515	28,057,059

		79,413,757

Washington — 2.4%
City of Seattle Washington Municipal Light & Power Revenue, Refunding RB, 4.00%, 09/01/44	28,300	30,427,028
City of Tacoma Washington Electric System Revenue, Refunding RB, Series A, 4.00%, 01/01/42	52,415	55,626,467
City of Tacoma Washington Water Revenue, Refunding RB, 4.00%, 12/01/43	50,535	53,477,148
Grant County Public Utility District No. 2, Refunding RB, Series A, 4.00%, 01/01/44	20,425	21,937,471
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.25%, 05/01/42	48,000	57,620,160
State of Washington, GO, Series E, 4.00%, 02/01/43	23,000	24,296,740
University of Washington, Refunding RB, Series A, 5.25%, 12/01/46	23,385	28,398,510
Washington Health Care Facilities Authority, RB, Series A:
Catholic Health Initiatives, 5.75%, 01/01/45	21,355	23,852,895
Swedish Health Services, 6.75%, 05/15/21(c)	16,000	17,216,640

		312,853,059

West Virginia — 0.2%
State of West Virginia, GO, State Road Bonds-BID Group 2-S, Series A:
5.00%, 06/01/41	10,000	12,354,100
5.00%, 12/01/41	15,255	18,848,773

		31,202,873

Security	Par (000)	Value

Wisconsin — 0.3%
Public Finance Authority, RB(b):
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31	$1,715	$1,902,844
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47	1,715	1,893,909
American Preparatory AcAdemy, 5.38%, 07/15/52	6,760	7,411,799
Delray Beach Radiation Therapy, 7.00%, 11/01/46	6,385	7,261,533
Series A, 5.63%, 06/15/49	12,360	12,330,830
Public Finance Authority, Refunding RB:
AMT, National Gypsum Co., 5.25%, 04/01/30	5,900	6,455,367
WhiteStone, Retirement Facilities First Mortgage Revenue, 5.00%, 03/01/37(b)	760	835,673

		38,091,955

Total Municipal Bonds — 86.3% (Cost — $10,680,430,809)		11,121,480,734

Municipal Bonds Transferred to Tender Option Bond Trusts(k)

Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Senior Credit Group, Series C, 5.00%, 11/15/46	73,875	86,442,600

California — 0.9%
University of California, RB, Limited Project, Series M, 5.00%, 05/15/42	100,000	120,895,000

Colorado — 0.3%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(l)	35,000	42,188,300

Massachusetts — 1.4%
Commonwealth of Massachusetts, GOL, Consolidated Loan, Series E, 5.25%, 09/01/43	75,000	93,773,250
Massachusetts School Building Authority, RB, Series B, 5.25%, 02/15/48(l)	72,785	89,122,312

		182,895,562

Michigan — 0.5%
Michigan Finance Authority, RB, Mclaren Health Care, Series A, 4.00%, 02/15/44	60,000	65,874,000

Nevada — 0.7%
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 06/01/43	74,740	90,187,263

New York — 0.7%
Triborough Bridge & Tunnel Authority, Refunding RB, MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	78,250	95,281,113

Texas — 0.8%
Grand Parkway Transportation Corp., RB, Subordinate Tire Tela Supported, Series A, 5.00%, 10/01/43(l)	79,060	95,649,160

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.0% (Cost — $729,514,272)		779,412,998

Total Long-Term Investments — 95.0% (Cost — $11,756,778,413)		12,248,319,232

Short-Term Securities — 7.1%

Certificates of Deposit — 0.4%
City of San Antonio Texas, Series B, 1.14%, 01/06/20	49,000	48,996,448

Total Certificates of Deposit — 0.4% (Cost — $49,000,000)		48,996,448

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investment Fund — 6.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.37%(m)(n)	860,558,368	$860,644,424

Total Short-Term Investment Fund — 6.7% (Cost — $860,612,233)		860,644,424

Total Short-Term Securities — 7.1% (Cost — $909,612,233)		909,640,872

Total Investments — 102.1% (Cost — $12,666,390,646)		13,157,960,104

Other Assets Less Liabilities — 0.4%		48,522,478

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.5)%		(325,245,108)

Net Assets — 100.0%		$12,881,237,474

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)	Non-income producing security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Zero-coupon bond.
(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(l)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire on/between February 15, 2026 to June 1, 2026, is $98,364,352.

(m) Annualized 7-day yield as of period end.

(n)

During the six months ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliated Persons and/or Related Parties	Par/Shares Held at 06/30/19	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	594,051,433	266,506,935	(b)	—	860,558,368	$860,644,424	$4,471,753	$(16,104)	$57,608
iShares National Muni Bond ETF	—	4,455,000		(1,405,000)	3,050,000	347,425,500	3,441,203	1,317,821	592,168

						$1,208,069,924	$7,912,956	$1,301,717	$649,776

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	2,126	03/20/20	$273,025	$2,075,052
Long U.S. Treasury Bond	2,585	03/20/20	403,018	7,846,824
5-Year U.S. Treasury Note	1,876	03/31/20	222,511	645,207

				$10,567,083

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$10,567,083	$—	$10,567,083

(a)

Net cumulative unrealized appreciation on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation is included in accumulated earnings.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock National Municipal Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the six months ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(53,263,376)	$—	$(53,263,376)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$27,904,183	$—	$27,904,183

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$864,087,106

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$347,425,500	$11,900,893,732	$—	$12,248,319,232
Short-Term Securities	860,644,424	48,996,448	—	909,640,872

	$1,208,069,924	$11,949,890,180	$—	$13,157,960,104

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$10,567,083	$—	$—	$10,567,083

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts, which are values at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $324,359,972 are categorized as Level 2 within the discloser hierarchy.

See notes to financial statements.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) December 31, 2019	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 100.8%

Alabama — 2.0%
Bessemer Governmental Utility Services Corp., Refunding RB, (BAM), 5.00%, 06/01/21	$470	$493,143
Black Belt Energy Gas District, RB:
Project No. 4, Series A-1, 4.00%, 06/01/22	825	872,075
Series A, 5.00%, 12/01/20	730	752,951
Series A, 5.00%, 12/01/21	1,950	2,076,340
Series A, 4.00%, 07/01/46(a)	325	336,720
Southeast Alabama Gas Supply District, RB, Series A, Project:
No. 2, 4.00%, 06/01/22	1,760	1,859,722
4.00%, 06/01/23	2,225	2,395,746
State of Alabama Docks Department, Refunding RB, Docks Facilities Revenue, Series B, 5.00%, 10/01/20	1,750	1,799,542

		10,586,239

Arizona — 1.5%
County of Maricopa Industrial Development Authority, RB, Honorhealth, Series A:
5.00%, 09/01/21	770	816,839
5.00%, 09/01/22	750	821,648
County of Yavapai Industrial Development Authority, RB, VRDN, Skanon Investments, Inc. (Drake Cement Project), LOC Citibank NA, Series A, 0.85%, 09/01/35(a)	5,000	5,000,000
Glendale Union High School District No. 205, GO, Series C, 5.00%, 07/01/22	1,000	1,092,250

		7,730,737

California — 0.6%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/21	1,305	1,406,595
California Municipal Finance Authority, Refunding RB, Biola University, 5.00%, 10/01/20	305	313,369
City of Los Angeles Department of Airports, RB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/20	1,100	1,115,114
Palmdale Financing Authority, Refunding RB, (AGM), 4.00%, 11/01/20	340	347,983

		3,183,061

Colorado — 0.1%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding, Series A, 5.00%, 12/01/20	355	367,638
City of Colorado Springs Co. Utilities System Revenue, RB, VRDN, Series B (Landesbank Hessen-THRGN SBPA), 0.88%, 11/01/36(a)	300	300,000

		667,638

Connecticut — 7.1%
State of Connecticut, GO, GAAP Conversion, Series A, 5.00%, 10/15/22	1,000	1,102,010
State of Connecticut, GO, Refunding, Series B, 5.00%, 05/15/22	4,955	5,388,959
State of Connecticut, GO:
Series A, 5.00%, 04/15/21	11,000	11,533,280
Series B, 5.00%, 04/15/21	685	718,209
Series E, 4.00%, 09/15/21	770	806,182
State of Connecticut Health & Educational Facilities Authority, Refunding RB:
Fairfileld University, Series S, 5.00%, 07/01/21	1,030	1,088,483
Sacred Heart University, Series I -1, 5.00%, 07/01/21	700	740,348
State of Connecticut Special Tax Revenue, RB:
Series B, 5.00%, 10/01/22	3,400	3,744,930
Transportation Infrastructure Purposes, Series A, 5.00%, 01/01/20	1,500	1,500,000
Transportation Infrastructure Purposes, Series A, 5.00%, 09/01/21	1,500	1,594,125

Security	Par (000)	Value

Connecticut (continued)
Transportation Infrastructure Purposes, Series A, 5.00%, 08/01/22	$900	$986,094
University of Connecticut, RB, Series A:
5.00%, 04/15/20	800	808,728
5.00%, 03/15/22	1,550	1,676,000
5.00%, 04/15/22	4,000	4,337,080
University of Connecticut, Refunding RB, Series A, 5.00%, 02/15/22	720	776,412

		36,800,840

District of Columbia — 0.4%
District of Columbia, RB, VRDN (Suntrust Bank LOC), 0.84%, 04/01/38(a)	1,535	1,535,000
District of Columbia, Refunding RB, The Catholic University of America Issue:
5.00%, 10/01/21	250	266,617
5.00%, 10/01/22	325	358,225

		2,159,842

Florida — 2.9%
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/22	1,550	1,695,266
City Of South Miami Health Facilities Authority, Inc., Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/21	2,500	2,653,575
County of Alachua Florida Health Facilities Authority, Refunding RB, Shands Teaching Hospital and Clinics, 5.00%, 12/01/22	515	566,721
County of Monroe School District, RB, Florida Sales Tax (AGM), 5.00%, 10/01/20	500	514,290
County of Orange Health Facilities Authority, Refunding RB, VRDN, Lakeside Behavioral Healthcare, Inc. Project (Suntrust Bank LOC), 0.84%, 07/01/27(a)	1,665	1,665,000
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-1(b):
5.00%, 10/01/22	325	355,518
5.00%, 10/01/23	400	450,056
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/23	500	565,980
Orlando Utilities Commission, Refunding RB, Series A, 5.00%, 10/01/27(a)	5,000	5,144,500
Tolomato Community Development District, Refunding, Special Assessment Bonds, Series A-1 (AGM):
2.00%, 05/01/21	585	585,965
2.00%, 05/01/22	605	606,555

		14,803,426

Georgia — 7.0%
Atlanta Urban Residential Finance Authority, RB, M/F Housing, VRDN, Herndon Square Senior Apartment Project, 1.36%, 12/01/22(a)	594	594,166
City of Atlanta Georgia, Refunding, Tax Allocation Bonds, Atlantic Station Project:
5.00%, 12/01/20	2,000	2,065,180
5.00%, 12/01/21	1,150	1,226,970
County of Barow Development Authority, Refunding RB, Georgia Power Company Plant Vogtle Project, 1.55%, 08/19/22(a)	1,730	1,725,935
County of Burke Georgia Development Authority, Refunding RB, Georgia Power Company Plant Bowen Project, 1.55%, 08/19/22(a)	3,245	3,237,017
County of Cobb Kennestone Hospital Authority, Refunding RB, Revenue Anticipation Certificates:
5.00%, 04/01/20	110	110,982
5.00%, 04/01/21	200	208,964
County of Fulton Development Authority, RB, Revenue Anticipation Certificates, Series A, 5.00%, 04/01/21	125	130,603

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
County of Monroe Development Authority, RB, VRDN, Gulf Power Co. Plant Scherer Plant, First Series, 0.73%, 06/01/49(a)	$2,900	$2,900,000
Main Street Natural Gas, Inc., RB:
Series A, 5.00%, 05/15/22	1,145	1,237,985
Series A, 4.00%, 09/01/23(a)	15,500	16,857,490
Series C, 5.00%, 09/01/22	500	545,260
Series C, 5.00%, 09/01/23	1,000	1,120,360
Series C, 4.00%, 12/01/23(a)	2,200	2,402,334
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, 5.00%, 01/01/23	125	137,526
Municipal Electric Authority of Georgia, Refunding RB, Series A:
5.00%, 01/01/22	675	722,365
5.00%, 01/01/23	900	991,710

		36,214,847

Illinois — 1.3%
Chicago Housing Authority, RB, M/F, Series A, 5.00%, 01/01/22	1,400	1,504,076
Chicago Transit Authority, Refunding RB, Section 5337, State of Good Repair Formula Funds:
5.00%, 06/01/20	1,000	1,014,080
5.00%, 06/01/21	2,000	2,095,300
Illinois Finance Authority, Refunding RB, Southern Illinois Healthcare, 5.00%, 03/01/21	265	276,066
Regional Transportation Authority, RB, Series A (NPFGC), 6.70%, 11/01/21	1,515	1,623,217

		6,512,739

Indiana — 0.5%
City of Rockport Indiana, Refunding RB, AEP Generating Co. Project, Series A, 1.35%, 09/01/22(a)	2,250	2,256,233
Indiana Finance Authority, RB, Butler University Project, 3.00%, 02/01/23	225	236,720

		2,492,953

Iowa — 4.6%
Iowa Finance Authority, RB, VRDN, CJ BIO America, Inc. Project (Korea Development Bank LOC), 1.07%, 04/01/22(a)	22,500	22,500,000
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Series A:
5.00%, 12/01/20	650	667,296
5.00%, 12/01/21	750	791,130

		23,958,426

Kansas — 5.1%
City of Burlington Kansas, Refunding RB, Environment Improvement Revenue, City Power & Light, VRDN(a):
Series A, 1.10%, 09/01/35	16,000	16,000,000
Series B, 1.10%, 09/01/35	6,000	6,000,000
City of Dodge City Kansas, GO, Series A (BAM):
4.00%, 09/01/22	280	300,026
4.00%, 09/01/23	1,080	1,184,004
City of Goddard Kansas, GO, Series 2019-1, 3.00%, 12/01/22	1,465	1,516,085
County of Geary Unified School District No. 475, GO, Refunding, Series B, 5.00%, 09/01/20	750	769,267
County of Johnson Unified School District No. 233 Olathe, GO, Refunding, Series B, 3.00%, 09/01/21	500	515,500

		26,284,882

Kentucky — 2.8%
City of Owensboro Kentucky Electric Light & Power System Revenue, Refunding RB, Series B:
5.00%, 01/01/22	2,700	2,892,078
4.00%, 01/01/23	1,750	1,880,830
Kentucky Public Energy Authority, RB:
Gas Supply, Series C-1, 4.00%, 12/01/21	1,500	1,571,925
Gas Supply, Series C-1, 4.00%, 06/01/22	1,750	1,854,248
Gas Supply, Series C-1, 4.00%, 12/01/22	2,500	2,676,850

Security	Par (000)	Value

Kentucky (continued)
Series A, 4.00%, 04/01/20	$785	$789,969
Series A, 4.00%, 04/01/21	775	799,583
Series A-1, 4.00%, 12/01/22	1,000	1,070,770
VRDN, Series C, 4.00%, 08/01/22	400	425,412
VRDN, Series C, 4.00%, 08/01/23	500	542,640

		14,504,305

Louisiana — 4.3%
Greater Ouachita Water Co., Refunding RB (BAM):
5.00%, 09/01/22	500	547,115
3.00%, 09/01/23	500	525,005
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/20	225	228,127
Parish of St. James Louisiana, RB, VRDN, Nucor Steel Louisiana, LLC Project, Series A, 0.91%, 11/01/40(a)	9,650	9,650,000
Parish of St. John the Baptist Louisiana, Refunding RB, Marathon Oil Corporation Project, 2.00%, 04/01/23(a)	10,315	10,373,486
State Tammany Parish Wide School District No. 12, GO, Series A, 4.00%, 03/01/21	300	309,981
West Baton Rouge Parish School District No. 3, GO (AGM):
3.00%, 03/01/21	300	305,865
5.00%, 03/01/21	225	234,567

		22,174,146

Maryland — 0.9%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, LifeBridge Health Issue, 5.00%, 07/01/21	235	247,972
Maryland Industrial Development Financing Authority, Refunding RB, VRDN, Occidental Petrolleum Corporation Issue, 1.20%, 03/01/30(a)	4,410	4,410,000

		4,657,972

Massachusetts — 1.1%
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series B-1, 5.00%, 10/15/20(c)	765	788,157
Partners HealthCare System Issue, 5.00%, 07/01/21	3,485	3,687,026
Series A, 5.00%, 07/01/22	525	569,735
Massachusetts State Educational Financing Authority, Refunding RB, Issue K, Senior Series A, AMT, 4.00%, 07/01/20	375	379,661
Town of Salisbury Massachusetts, GO, Refunding, 2.00%, 09/11/20	409	410,142

		5,834,721

Michigan — 1.6%
City of Battle Creek Michigan, Refunding, GOL, Downtown Development Bonds:
5.00%, 05/01/20	360	364,482
5.00%, 05/01/21	565	593,131
Grand Rapids Public Schools, GO, Refunding, (AGM), 5.00%, 05/01/20	475	480,985
Grand Valley State University, Refunding RB, 5.00%, 12/01/20	630	652,126
Karegnondi Water Authority, Refunding RB, 5.00%, 11/01/21	450	478,890
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C:
5.00%, 12/01/20	1,000	1,035,090
5.00%, 12/01/21	1,000	1,072,940
Michigan State Housing Development Authority, Refunding RB, S/F, Series D, VRDN (IND & COMM Bank of China SBPA), 0.84%, 06/01/30(a)	3,285	3,285,000
Wayne-Westland Community Schools, GOL (Q-SBLF):
4.00%, 05/01/22	150	159,632
5.00%, 11/01/22	290	320,470

		8,442,746

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mississippi — 0.3%
Mississippi Development Bank, RB, Special Obligation, Hinds County Bond Project:
3.00%, 11/01/20	$460	$467,213
5.00%, 11/01/21	500	535,170
State of Mississippi, RB, Series A, 5.00%, 10/15/22	500	552,250

		1,554,633

Missouri — 0.1%
City of Washington Missouri, COP, Refunding, 5.00%, 03/01/23	370	410,881

Nebraska — 0.8%
Central Plains Energy Project, Refunding RB:
4.00%, 02/01/22	485	510,821
4.00%, 08/01/22	1,500	1,597,740
4.00%, 02/01/23	1,055	1,135,855
4.00%, 08/01/23	875	951,598

		4,196,014

Nevada — 1.0%
County of Clark School District, GO, Refunding, Series C:
5.00%, 06/15/20	2,500	2,541,975
5.00%, 06/15/21	2,500	2,633,800

		5,175,775

New Jersey — 17.6%
Belleville Board of Education, GO, (BAM), 3.00%, 09/01/21	1,245	1,280,221
Borough of Tinton Falls New Jersey, GO, Refunding, 2.00%, 10/29/20	2,800	2,816,828
County of Camden Improvement Authority, Refunding RB, Camden County College Project, 4.00%, 01/15/20	1,230	1,231,168
Gloucester County Improvement Authority, Refunding RB, Rowan University Project, Series A, 5.00%, 11/01/20	520	536,167
New Jersey Building Authority, Refunding RB, Series A:
5.00%, 06/15/21	2,325	2,444,342
5.00%, 06/15/22	3,005	3,258,051
New Jersey EDA, RB:
Series BBB, 5.00%, 06/15/21	945	993,507
Series DDD, 5.00%, 06/15/20	1,560	1,585,412
Series DDD, 5.00%, 06/15/21	3,000	3,153,990
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/21	2,500	2,628,325
School Facilities Construction, 5.00%, 03/01/20	1,700	1,709,928
School Facilities Construction, 5.00%, 03/01/21(d)	155	162,009
School Facilities Construction, 5.00%, 03/01/21	400	416,552
School Facilities Construction, 5.50%, 09/01/21	2,395	2,507,828
School Facilities Construction, Series II, 5.00%, 03/01/22	1,310	1,408,302
School Facilities Construction, Series K (AMBAC), 5.25%, 12/15/20	700	725,466
School Facilities Construction, Series NN, 5.00%, 03/01/22	4,505	4,843,055
School Facilities Construction, Series NN, 5.00%, 03/01/23	1,655	1,829,751
School Facilities Construction, Series PP, 5.00%, 06/15/20	4,200	4,268,418
Series XX, 5.00%, 06/15/21	2,390	2,512,679
Series XX, 5.00%, 06/15/23	2,620	2,917,370
New Jersey Educational Facilities Authority, RB, Higher Education Capital Improvement Fund, Series A, 5.00%, 09/01/20	1,650	1,689,303
New Jersey Educational Facilities Authority, Refunding RB, Ramapo College, Series B, 5.00%, 07/01/21	890	939,680
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 5.00%, 07/01/21	100	105,633
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Hospital Asset Transformation Program, 5.00%, 10/01/20	600	616,062
Hospital Asset Transformation Program, 5.00%, 10/01/21	2,500	2,653,250
RWJ Barnabas Health Obligation, Series A, 5.00%, 07/01/23	1,015	1,144,981

Security	Par (000)	Value

New Jersey (continued)
New Jersey Sports & Exposition Authority, Refunding RB, Series A, 5.00%, 09/01/21	$1,235	$1,307,050
New Jersey Transportation Trust Fund Authority, RB:
(AMBAC), 5.25%, 12/15/22	650	719,388
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/20	11,500	11,691,705
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/21	1,320	1,389,960
Transportation System, Series A, 5.75%, 06/15/20	955	973,489
Transportation Program, Series AA, 5.00%, 06/15/20	500	508,145
Transportation Program, Series AA, 5.00%, 06/15/22	500	542,105
Transportation System, Series B, 5.00%, 06/15/21	3,235	3,401,053
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
Series A, 5.50%, 12/15/21	4,695	5,074,309
Series A, 5.50%, 12/15/22	1,155	1,292,988
Series B (NPFGC), 5.50%, 12/15/21	1,000	1,078,250
New Jersey Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/20	3,190	3,190,000
State of Garden Preservation Trust, Refunding RB, Series A, 5.00%, 11/01/21	2,195	2,336,534
State of New Jersey, GO, Refunding, Series Q, 5.00%, 08/15/20	1,720	1,760,007
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/21	2,000	2,096,380
Township of Jackson New Jersey, GO, Series B, 2.00%, 02/13/20	3,500	3,503,150

		91,242,791

New Mexico — 0.6%
Albuquerque Municipal School District No 12, GO, 5.00%, 08/01/21	1,675	1,777,108
New Mexico Municipal Energy Acquisition Authority, Refunding RB, Series A, 4.00%, 05/01/23	1,200	1,302,012

		3,079,120

New York — 11.9%
Adirondack Central School District, GO, 2.25%, 07/17/20	4,700	4,731,255
City of New York New York, GO, Refunding, VRDN, Sub-Series I-4 (TD Bank NA LOC), 0.68%, 04/01/36(a)	845	845,000
County of Nassau New York, GO, Series C, 5.00%, 10/01/21	4,500	4,798,080
County of Suffolk New York, GO, Transportation:
Series I, 2.50%, 07/23/20	8,000	8,050,400
Series II, 2.50%, 08/20/20(b)	4,500	4,532,175
East Islip Union Free School District, GO, Bond Anticipation Notes, 2.25%, 07/02/20	4,452	4,479,002
Rhinebeck Central School District, GO, Refunding, Bond Anticipation Notes, 2.25%, 06/26/20	5,560	5,593,026
South Jefferson Central School District, GO, Refunding, Bond Anticipation Notes, 2.25%, 07/09/20	5,875	5,912,483
State of New York HFA, RB, S/F Housing, Green Bonds, Climate Bond Certified, Series A, 1.55%, 11/01/23	5,295	5,297,224
Town of New Windsor New York, GOL, Bond Anticipation Notes, 2.25%, 06/26/20	5,200	5,228,912
TSASC, Inc., Refunding RB, Senior, Series A, 5.00%, 06/01/20	770	780,834
Watkins Glen Central School District, GO, Refunding, 2.25%, 06/23/20	4,300	4,325,112
Windsor Central School District, GO, Series B, 2.25%, 07/24/20	6,965	7,012,989

		61,586,492

North Carolina — 1.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, AMT, Series A, 1.20%, 07/01/34(a)	6,000	6,000,000

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio — 2.4%
City of Berea Ohio, GO, 3.00%, 03/12/20	$2,500	$2,508,225
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A:
5.00%, 08/01/20	605	617,935
5.00%, 08/01/21	1,840	1,945,984
County of Butler Ohio, Refunding RB, 5.00%, 11/15/21	750	800,137
Finneytown Local School District, GO, 2.25%, 04/15/20(b)	2,000	2,005,960
Lancaster Port Authority, Refunding RB, Series A:
5.00%, 08/01/22	235	255,830
5.00%, 02/01/23	250	276,158
Sycamore Community City School District, GO, 2.25%, 04/15/20	4,000	4,012,560

		12,422,789

Oklahoma — 0.2%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/20	1,000	1,023,830

Pennsylvania — 7.4%
Boyertown Area School District, GO, Refunding, 4.00%, 09/01/22	225	240,514
Boyertown Area School District, Refunding, GOL (BAM), 4.00%, 11/01/21	910	957,056
City of Philadelphia PA Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/22	1,000	1,104,450
City of Philadelphia Pennsylvania, GO, Refunding, Go, Refunding, Series A, 5.00%, 08/01/22	1,660	1,819,260
City of Williamsport Pennsylvania, GO, Refunding, (AGM), 5.00%, 07/01/21	365	384,699
Commonwealth Financing Authority, RB, Tobacco Master Settlement payment:
5.00%, 06/01/20	635	644,461
5.00%, 06/01/22	1,000	1,084,670
Commonwealth of Pennsylvania, GO, 1st Series, 2nd Series:
5.00%, 06/01/20	2,740	2,783,018
5.00%, 06/01/22	5,000	5,455,400
Commonwealth of Pennsylvania, GO, Refunding:
5.00%, 01/15/22	1,000	1,077,020
5.00%, 07/01/20	5,160	5,257,318
First Series, 5.00%, 07/01/21	1,700	1,796,322
County of Avon Grove School District Chester, GOL, 4.00%, 11/15/22	425	458,550
County of Centre Hospital Authority, Refunding RB, Mount Nittany Medical Centre Project, Series A, 5.00%, 11/15/21	400	428,080
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network:
5.00%, 07/01/22	1,385	1,509,858
5.00%, 07/01/23	700	786,275
East Penn School District, Refunding, GOL, 4.00%, 08/01/21	1,030	1,074,197
Easton Area School District, GO, Refunding, Series A, 4.00%, 04/01/23(b)	375	407,213
Palmyra Area School District, GO, Refunding:
4.00%, 04/01/22	915	969,845
4.00%, 04/01/23	590	640,492
Pennsylvania Economic Development Financing Authority, RB, Waste Management, Inc. Project, Series A, 2.15%, 11/01/21	1,500	1,516,455
Perkasie Regional Authority, Refunding RB, (BAM), 4.00%, 02/01/23	230	248,064
Philadelphia Municipal Authority, Refunding RB, Juvenile Justice Services Center, 5.00%, 04/01/20	700	706,440
Pittsburgh Public Parking Authority, Refunding RB, System-Series A, 5.00%, 12/01/22	1,010	1,113,687
School District of Philadelphia, GO, Series A:
5.00%, 09/01/22	1,150	1,260,342
5.00%, 09/01/23	1,250	1,410,512

Security	Par (000)	Value

Pennsylvania (continued)
School District of Philadelphia, Refunding RB, Series C, 4.00%, 03/31/20	$2,110	$2,124,643
Wilson Area School District, GO, Refunding:
4.00%, 03/15/22	285	301,502
4.00%, 03/15/23	900	974,673

		38,535,016

South Carolina — 0.4%
Lexington County Health Services District, Inc., Refunding RB, Lexmed Obligated Group:
5.00%, 11/01/20	500	515,540
5.00%, 11/01/21	250	266,940
South Carolina Jobs-Economic Development Authority, RB, VRDN, Brashier Charter LLC Project (Suntrust Bank LOC), 0.84%, 12/01/38(a)	1,040	1,040,000

		1,822,480

Tennessee — 0.3%
Jackson Energy Authority, Refunding RB, 5.00%, 12/01/20	1,000	1,035,470
Shelby County Health Educational & Housing Facilities Board, RB, Methodist Le Bonheur Healthcare, Series A, 5.00%, 05/01/20	690	698,722

		1,734,192

Texas — 9.2%
City of Denton Texas ISD, GO, VRDN, School Building, Series B (Bank of Tokyo-Mitsubishi SBPA) (PSF-GTD), 0.85%, 08/01/35(a)	4,800	4,800,000
City of Houston Texas, GO, Refunding, Series A:
5.00%, 03/01/20	2,000	2,012,040
5.00%, 03/01/21	3,500	3,657,115
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
Methodist Hospital, Sub-Series C-1, 0.65%, 12/01/24(a)	6,400	6,400,000
Teco Project, 5.00%, 11/15/20	800	825,608
Teco Project, 5.00%, 11/15/21	725	774,510
County of Harris Texas Health Facilities Development Corp., Refunding RB, VRDN, Methodist Hospital System, Series A-1, 0.65%, 12/01/41(a)	5,200	5,200,000
County of Tarrant Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A, 5.00%, 07/01/22	1,815	1,978,223
Port of Arthur Navigation District Industrial Development Corp., RB, VRDN, Texas Industrial Development Corp., Total Petrochemicals & Refining USA, Inc., Project, 0.84%, 03/01/42(a)	2,000	2,000,000
State of Texas, GO, VRDN (State Street Bank Trust LOC SBPA)(a):
0.95%, 06/01/41	3,470	3,470,000
0.95%, 12/01/43	5,835	5,835,000
State of Texas, GO, VRDN, Veterans (State Street Bank Trust LOC SBPA), Series A, Series B(a):
0.95%, 12/01/42	5,790	5,790,000
0.95%, 06/01/43	3,790	3,790,000
Texas A&M University, Refunding RB, Financing System, Series E, 5.00%, 05/15/21	1,200	1,263,624

		47,796,120

Utah — 0.8%
Central Utah Water Conservancy District, Refunding RB, Series B:
5.00%, 10/01/20	1,850	1,903,779
5.00%, 10/01/21	1,875	2,001,825
County of Weber Utah, RB, VRDN, IHC Health Service, Inc., Series A, (Bank of NY Mellon SBPA) 0.64%, 02/15/31(a)	300	300,000

		4,205,604

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 0.2%
Lynchburg EDA, Refunding RB, Cental Health, Series A:
5.00%, 01/01/20	$500	$500,000
5.00%, 01/01/21	500	518,065

		1,018,065

Washington — 2.4%
Grant County Public Utility District No. 2, Refunding RB, Electric System Revenue, 2.00%, 01/01/44(a)	9,000	9,051,570
Tobacco Settlement Authority, Refunding RB, 5.00%, 06/01/22	2,500	2,704,300
Washington Health Care Facilities Authority, Refunding RB, MultiCare Health System, Series B, 5.00%, 08/15/21	625	663,144

		12,419,014

Wisconsin — 0.2%
Public Finance Authority, Refunding RB, Retirement Housing Foundation, 5.00%, 11/15/20	425	433,925
Wisconsin Health & Educational Facilities Authority, Refunding RB, Ascension Health Alliance, 4.00%, 11/15/21	350	368,462

		802,387

Total Long-Term Investments — 100.8% (Cost — $518,233,969)		522,034,723

Security	Shares	Value

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.37%(e)(f)	14,714	$14,715

Total Short-Term Securities — 0.0% (Cost — $14,715)		14,715

Total Investments — 100.8% (Cost — $518,248,684)		522,049,438

Liabilities in Excess of Other Assets — (0.8)%		(4,098,839)

Net Assets — 100.0%		$517,950,599

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	When-issued security.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Annualized 7-day yield as of period end.

(f)

During the six months ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/19	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	55,602	(40,888)	14,714	$14,715	$874	$2	$—

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$522,034,723	$—	$522,034,723
Short-Term Securities	14,715	—	—	14,715

	$14,715	$522,034,723	$—	$522,049,438

(a)	See above Schedule of Investments for values in each state or political subdivision.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) December 31, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 1.0%

Education — 0.4%
American Museum of Natural History, 4.37%, 07/15/45	$1,000	$1,153,055
New York Public Library Astor Lenox & Tilden Foundations, 4.31%, 07/01/45	2,000	2,258,688
Rensselaer Polytechnic Institute, Series 2018, 5.25%, 09/01/48	3,100	3,645,895

		7,057,638

Health Care Providers & Services — 0.6%
CommonSpirit Health:
3.35%, 10/01/29	3,101	3,120,031
4.19%, 10/01/49	1,032	1,031,817
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48	3,038	3,422,644
Northwell Healthcare, Inc., 3.81%, 11/01/49	4,045	4,072,362

		11,646,854

Total Corporate Bonds — 1.0% (Cost — $17,860,004)		18,704,492

Municipal Bonds — 88.9%

New York — 81.6%

Corporate — 2.1%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	280	307,342
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	500	540,675
5.00%, 07/01/28	1,520	1,636,128
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.50%, 10/01/37	780	1,107,920
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	11,865	16,121,094
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	2,870	3,005,235
5.00%, 08/01/31	6,130	6,396,716
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	9,150	9,523,320
Southold Local Development Corp., RB, Peconic Landing Inc., Project, 4.00%, 12/01/45	1,900	1,946,208

		40,584,638

County/City/Special District/School District — 19.7%
Battery Park City Authority, Refunding RB, Series B:
5.00%, 11/01/39	6,600	8,422,524
5.00%, 11/01/40	8,500	10,848,465
City of New York, GO, Future Tax Secured Subordinate, Sub-Series E-1, 5.00%, 03/01/41	2,695	3,277,282
City of New York, GO, Refunding, Series C, 5.00%, 08/01/34	500	581,760
City of New York, GO:
Series A-1, 5.00%, 08/01/35	400	422,784
Series B-1, 5.00%, 12/01/37	4,765	5,708,422
Series B-1, 4.00%, 10/01/39	550	628,128
Series B-1, 5.00%, 10/01/39	8,045	9,736,703
Series D, Sub-Series D-1, 5.00%, 12/01/42	7,500	9,191,775
Series E-1, 5.00%, 03/01/44	2,140	2,588,501
Sub-Series A-1, Series A, 5.00%, 08/01/43	20,000	24,688,200
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	779,003
Sub-Series F-1, 5.00%, 04/01/39	3,000	3,663,660

Security	Par (000)	Value

County/City/Special District/School District (continued)
Taxable General Obligation, Fiscal 2019, Sub-Series D-2, 3.53%, 12/01/25	$5,000	$5,327,450
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(b)	5,000	1,617,400
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/35	3,500	4,147,290
5.00%, 11/15/40	14,785	17,401,649
5.00%, 11/15/45	8,490	9,976,514
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(b)	5,000	2,482,000
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(b)	1,500	679,920
(AMBAC), 5.00%, 01/01/39	1,850	1,854,070
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	1,455	1,460,005
Queens Baseball Stadium (AGC), 6.50%, 01/01/46	700	702,359
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	790	791,604
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	250	250,540
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	1,000	1,025,250
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	650	694,980
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	1,000	1,126,810
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	680	777,383
Fiscal 2015, Sub-Series E-1, 5.00%, 02/01/41	3,000	3,465,600
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	5,000	5,877,400
Future Tax Secured Subordinate Bond, Series C-3, 5.00%, 05/01/41	7,100	8,638,499
Future Tax Secured Subordinate Bonds, Sub-Series A-1, 5.00%, 08/01/40	13,360	16,333,134
Future Tax Secured, Series A, Sub-Series E-1, 5.00%, 02/01/36	3,500	4,224,745
Series A-2, 5.00%, 08/01/38	490	592,670
Sub-Series E-1, 5.00%, 02/01/39	1,500	1,770,360
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB:
Build America Bonds, 5.51%, 08/01/37	3,000	3,824,580
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/31	7,085	7,641,810
Multi-Modal Bonds, Sub-Series A-3, 5.25%, 08/01/37	10,000	12,521,300
City of Poughkeepsie New York, GO, Refunding:
5.00%, 06/01/24	465	520,781
5.00%, 06/01/31	335	381,897
Bond Anticipation Notes, Series A, 3.00%, 05/02/20	1,410	1,415,273
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	521,045
City of Yonkers, GO, Refunding, Series A (BAM):
4.00%, 05/01/34	750	868,268
4.00%, 05/01/35	1,000	1,145,800
4.00%, 05/01/36	1,440	1,645,200
4.00%, 05/01/37	1,000	1,138,550
County of Nassau New York, GO, General Improvement Bonds, Series B (AGM):
5.00%, 07/01/37	1,145	1,394,461
5.00%, 07/01/45	4,960	5,955,422

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(c)	$60	$63,149
5.25%, 02/15/47	1,235	1,282,671
5.75%, 02/15/47	3,725	3,889,272
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/35	5,000	6,048,250
5.00%, 02/15/36	2,000	2,413,700
5.00%, 02/15/37	3,500	4,214,140
5.00%, 02/15/39	2,500	2,984,375
5.00%, 02/15/42	27,495	32,686,331
4.00%, 02/15/44	1,000	1,096,550
Nassau County, GO, Series B, 5.00%, 04/01/35	3,600	4,332,240
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
Series B-1, 4.00%, 11/01/45	20,000	22,475,600
Subordinate, Series A-3, 4.00%, 05/01/43	10,000	11,215,400
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 01/15/20(c)	9,305	9,319,051
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 01/15/20(c)	1,200	1,202,400
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	12,015	13,126,027
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	400	442,264
4 World Trade Center Project, 5.00%, 11/15/31	860	916,339
4 World Trade Center Project, 5.00%, 11/15/44	1,500	1,592,925
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	425	446,365
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	3,085	3,304,097
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	1,720	1,829,564
Bank Of America Tower At One, 2.45%, 09/15/69	12,000	12,039,120
Bank Of America Tower At One, 2.63%, 09/15/69	10,070	10,109,776
Bank Of America Tower At One, 2.80%, 09/15/69	11,000	11,066,110
World Trade Center Project, 5.75%, 11/15/51	1,250	1,351,725
Yonkers Economic Development Corp., RB, Charter School of Educational Excellance Project, Series A:
5.00%, 10/15/39	580	647,947
5.00%, 10/15/49	460	504,514

		371,329,128

Education — 7.3%
Amherst Development Corp., Refunding RB:
Daemen College Project, 5.00%, 10/01/43	1,280	1,470,733
Daemen College Project, 5.00%, 10/01/48	975	1,117,662
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(c)	305	313,171
Build NYC Resource Corp., RB(a):
Inwood Academy for Leadership Charter School Project, Series A, 5.13%, 05/01/38	140	151,180
Inwood Academy for Leadership Charter School Project, Series A, 5.50%, 05/01/48	2,025	2,189,612
New Dawn Charter Schools Project, 5.00%, 02/01/33	380	393,023
New Dawn Charter Schools Project, 5.63%, 02/01/39	1,285	1,361,316
New Dawn Charter School Project, 5.75%, 02/01/49	1,000	1,048,410
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	325	365,518
Manhattan College Project, 5.00%, 08/01/47	1,860	2,176,591
The Chapin School Ltd. Project, 5.00%, 11/01/47	2,900	4,375,259

Security	Par (000)	Value

Education (continued)
City of New York Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A, 5.00%, 07/01/37	$885	$1,016,051
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
5.00%, 08/01/28	2,690	3,190,851
Series A, 5.13%, 09/01/40	6,390	6,554,479
Series B, 4.00%, 08/01/35	1,000	1,092,650
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Series A:
Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	620	646,989
The Charter School for Applied Technologies Project, 5.00%, 06/01/35	600	677,190
County of Cattaraugus New York, RB, St. Bonaventure University Project:
5.00%, 05/01/34	130	144,209
5.00%, 05/01/39	165	181,498
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	900	1,092,618
5.00%, 07/01/48	1,355	1,633,940
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project, 5.00%, 07/01/42	1,980	2,401,562
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project:
Series A, 5.00%, 07/01/23(c)	240	273,082
Series A, 5.00%, 07/01/32	300	370,428
Series A, 5.00%, 07/01/33	350	430,605
Series A, 5.00%, 07/01/34	350	428,970
Series A, 5.00%, 07/01/35	800	977,928
Series A, 5.00%, 07/01/36	1,000	1,220,320
Series A, 5.00%, 07/01/37	500	609,065
Series C, 5.05%, 07/01/28	1,000	1,168,770
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(c)	1,000	1,006,000
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	360	382,914
5.00%, 07/01/42	220	232,918
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	500	527,495
County of St. Lawrence New York Industrial Development Agency, Refunding RB, St. Lawrence University Project, Series B, 4.43%, 07/01/56	1,500	1,748,580
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(c)	450	469,984
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 07/01/39	1,000	1,130,850
5.00%, 07/01/44	2,000	2,254,960
Dutchess County Local Development Corp., Refunding RB, Culinary Institute of America Project:
5.00%, 07/01/30	200	231,920
5.00%, 07/01/31	200	231,254
5.00%, 07/01/32	440	507,760
5.00%, 07/01/35	155	177,925
5.00%, 07/01/36	100	114,660
5.00%, 07/01/41	215	245,145
5.00%, 07/01/46	300	341,202

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Madison County Capital Resource Corp., Refunding RB, Colgate University Project, 3.27%, 07/01/39	$4,570	$4,608,754
Monroe County Industrial Development Agency, RB, Rochesters Scools Modernization Project:
5.00%, 05/01/33	2,885	3,598,807
5.00%, 05/01/34	2,375	2,951,460
New York State Dormitory Authority, RB, Rochester Institute of Technology, Series A, 4.00%, 07/01/44	2,060	2,299,722
State of New York Dormitory Authority, RB:
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/40	2,500	2,865,950
New School (AGM), 5.50%, 07/01/20(c)	1,000	1,022,090
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	500	723,810
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 07/01/31	230	302,432
State University Of New York Dormitory Facilities, Series A, 5.00%, 07/01/43	8,065	9,759,698
Touro College & University System Obligation Group, Series A, 4.13%, 01/01/30	600	640,440
Touro College & University System, Series A, 5.50%, 01/01/44	2,000	2,224,960
Touro College & University System, 5.00%, 01/01/42	5,000	5,683,100
University of Rochester, Series A, 5.75%, 07/01/39	135	135,478
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/33	470	550,962
Barnard College, Series A, 5.00%, 07/01/43	1,000	1,157,920
Columbia University, Series B, 5.00%, 10/01/38	10,000	12,427,700
Culinary Institute of America, 5.00%, 07/01/42	300	318,744
Fordham University, 5.00%, 07/01/44	850	961,146
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	800	922,336
New York University, Series A, 5.00%, 07/01/42	1,000	1,085,110
Pratt Institute, Series A, 5.00%, 07/01/44	1,000	1,129,180
Rockefeller University, Series C, 4.00%, 07/01/49	9,500	10,781,075
Series B, 3.14%, 07/01/43	2,775	2,750,885
Skidmore College, Series A, 5.25%, 07/01/29	135	143,007
St. John’s University, Series A, 5.00%, 07/01/37	350	403,249
State University Dormitory Facilities, Series A, 5.00%, 07/01/22(c)	895	983,426
State University Dormitory Facilities, Series A, 5.25%, 07/01/23(c)	2,095	2,401,729
State University Dormitory Facilities, Series A, 5.25%, 07/01/23(c)	2,095	2,401,729
State University Dormitory Facilities, Series A, 5.00%, 07/01/36	1,850	2,240,831
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	2,000	2,396,740
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/38	1,655	1,996,840
Taxable, Brooklyn Law School, Series B, 3.56%, 07/01/26	1,000	1,025,320
Taxable, Brooklyn Law School, Series B, 3.67%, 07/01/27	1,250	1,286,625
Taxable, Brooklyn Law School, Series B, 3.76%, 07/01/28	1,000	1,032,760
Taxable, Brooklyn Law School, Series B, 3.82%, 07/01/29	1,250	1,293,312
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	465	529,240
Adelphi University Project, 5.00%, 10/01/35	265	301,024
Hofstra University Project, 5.00%, 07/01/47	2,065	2,446,261

Security	Par (000)	Value

Education (continued)
Yonkers Economic Development Corp., RB, Charter School of Educational Excellance Project, Series A, 5.00%, 10/15/54	$200	$218,812

		138,679,911

Health — 4.1%
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 07/01/30	600	687,660
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	1,000	1,004,520
City of New York Industrial Development Agency, Refunding RB, Special Needs FAS Pool, Series A-1 (ACA), 4.38%, 07/01/20	155	155,279
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	580,165
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc.:
Series A, 5.00%, 07/01/24(c)	750	881,580
Series B, 4.00%, 07/01/41	9,950	10,705,006
County of Dutchess New York Local Development Corp., Refunding RB:
Health Quest System, Inc., Series A, 5.75%, 07/01/20(c)	300	307,005
Nuvance Health Issue, Series B, 4.00%, 07/01/49	1,870	2,036,243
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	360	360,936
5.00%, 12/01/32	580	581,438
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, 5.00%, 12/01/46	4,800	5,543,904
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,050	1,094,646
County of Nassau New York Industrial Development Agency, Refunding RB, Special Needs Facility Pooled Program (ACA), 4.90%, 07/01/21	150	150,077
County of Orange New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 07/01/21	535	536,418
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	305	347,230
County of Tompkins New York Development Corp., Refunding RB, Kendal at Ithaca, Inc. Project, Series A:
4.25%, 07/01/44	1,595	1,627,267
5.00%, 07/01/44	1,145	1,257,199
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,645	3,856,374
Series B, 6.00%, 11/01/20(c)	325	338,332
Series B, 6.00%, 11/01/30	50	51,763
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 5.00%, 01/01/28	930	1,002,149
Kendal On Hudson Project, 5.00%, 01/01/34	875	940,931
Westchester Medical Center Obligation, 5.00%, 11/01/46	1,610	1,800,350
Dutchess County Local Development Corp., Refunding RB, Nuvance Health Issue, Series B, 4.00%, 07/01/44	900	983,043
New York State Dormitory Authority, RB:
Mem Sloan Kettering Cancer Center (NPFGC), 5.50%, 07/01/23	5,000	5,529,150

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Montefiore Obligated Group, Series B (AGM), 4.95%, 08/01/48	$11,035	$11,923,317
Northwell Health Obligated Group, Series B-3, 5.00%, 05/01/48(d)	5,000	5,919,900
State of New York Dormitory Authority, RB:
New York University Hospitals Center, Series A, 5.75%, 07/01/20(c)	1,055	1,079,634
Orange Regional Medical Center, 5.00%, 12/01/40(a)	1,300	1,459,614
Orange Regional Medical Center, 5.00%, 12/01/45(a)	1,700	1,896,996
State of New York Dormitory Authority, Refunding RB:
Catholic Health Syatem Obligation, 5.00%, 07/01/32	365	451,063
Catholic Health Syatem Obligation, 5.00%, 07/01/34	160	195,570
Catholic Health Syatem Obligation, 5.00%, 07/01/35	350	425,905
Catholic Health Syatem Obligation, 5.00%, 07/01/36	275	333,693
Catholic Health Syatem Obligation, 4.00%, 07/01/40	325	356,821
Catholic Health Syatem Obligation, 5.00%, 07/01/41	450	543,550
Catholic Health System Obligation, 4.00%, 07/01/45	810	878,348
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,200	2,687,146
Mount Sinai Hospital, Series A, 5.00%, 07/01/20(c)	1,635	1,666,948
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(c)	2,500	2,631,675
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	1,570	1,780,066

		76,588,911

Housing — 8.4%
City of New York Housing Development Corp., RB:
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 07/01/32	2,020	2,253,350
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 07/01/33	5,160	5,770,428
M/F Housing, Series K, 3.85%, 11/01/38	4,000	4,269,600
M/F Housing, Series K, 4.00%, 11/01/48	4,000	4,205,440
M/F Housing, Sustainable Neighborhood Bonds, Series A-2B, 1.90%, 05/01/21	10,000	10,002,600
Series C-2A, 2.35%, 07/01/22	7,500	7,600,725
Sustainable Neighborhood Bonds, 4.15%, 11/01/46	2,805	2,970,804
City of New York Housing Development Corp., Refunding RB:
M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	770	816,100
M/F Housing, Sustainable Neighborhood Bonds, 1.75%, 05/01/59(d)	11,000	11,075,570
M/F Housing, Sustainable Neighborhood Bonds, Series B-1B, 2.10%, 11/01/58(d)	3,655	3,702,332
Series D, 4.10%, 11/01/38	2,500	2,775,925
Taxable, M/F Housing, Series B, 3.76%, 11/01/24	1,855	1,907,311
Taxable, M/F Housing, Series B, 3.93%, 05/01/25	1,890	1,947,380
Taxable, M/F Housing, Series B, 3.93%, 11/01/25	1,930	1,987,070
New York City Housing Development Corp., RB, M/F Housing, Sustainable Neighborhood Bonds:
Series A, 4.38%, 11/01/33	5,000	5,484,800
Series C-2, 1.45%, 05/01/50(d)	4,595	4,595,505
Series L, 2.75%, 05/01/50(d)	6,500	6,758,375
New York City Housing Development Corp., Refunding RB, M/F Housing, Sustainable Neihborhood, 2.00%, 11/01/20	10,000	10,009,200
New York State Housing Finance Agency, RB:
Affordable Housing, Climate Bond, Series D (SONYMA), 2.05%, 05/01/23	5,250	5,278,192

Security	Par (000)	Value

Housing (continued)
M/F Housing, Affordable Housing Revenue, Series E (SONYMA), 2.13%, 11/01/23	$2,500	$2,528,625
M/F Housing, Green Bonds, Climate Bond Certified, Series B, 1.60%, 11/01/24	20,000	19,989,800
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 1.75%, 05/01/24	3,000	3,017,970
New York State Housing Finance Agency, Refunding RB, Affordable Housing Revenue (SONYMA)(d):
1.80%, 05/01/50	3,940	3,940,946
1.88%, 05/01/50	4,385	4,392,235
State of New York HFA, RB, M/F Housing:
Green Bond, Series B (SONYMA), 2.35%, 05/01/22	5,000	5,040,550
Division Street, Series A, AMT (SONYMA), 5.10%, 02/15/38	875	876,584
Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	1,860	1,862,883
Kensico Terrace Apartments, Series A, AMT (SONYMA), 4.90%, 02/15/38	645	645,993
Series A, Watergate II, AMT, 4.75%, 02/15/34	580	580,644
Series C (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 2.75%, 11/01/31	1,000	1,017,140
State of New York HFA, Refunding RB, Series C (Fannie Mae) (SONYMA), 3.85%, 11/01/39	4,425	4,751,521
State of New York Mortgage Agency, RB, S/F Housing, 49th Series, 3.25%, 10/01/28	5,000	5,162,400
State of New York Mortgage Agency, Refunding RB:
AMT, Series 209, 3.35%, 04/01/29	4,385	4,647,837
S/F Housing, Series 213, 4.10%, 10/01/38	4,300	4,724,625
Yonkers Industrial Development Corp., RB, Series A, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 04/01/37	585	586,334
Sacred Heart Association Project, 5.00%, 10/01/37	1,640	1,642,772

		158,819,566

State — 7.8%
City of New York Transitional Finance Authority, BARB, Series S-3:
Fiscal 2011, Sub-Series S-1B, Build America Bonds, 6.83%, 07/15/40	1,500	2,086,365
5.25%, 07/15/36	2,080	2,613,000
City Of New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2015, Series S-1, 5.00%, 07/15/40	4,000	4,670,640
City of New York Transitional Finance Authority Building Aid Revenue, RB, 5.25%, 07/15/45	5,000	6,195,150
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series 4-A, 5.25%, 07/15/35	9,165	11,540,660
New York City Transitional Finance Authority Building Aid Revenue, RB:
Series S-1, 5.00%, 07/15/38	2,250	2,769,255
Series S-1, 5.00%, 07/15/43	6,865	8,036,375
Series S-3, 5.00%, 07/15/37	3,015	3,717,435
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Sub-Series S-3A, 5.00%, 07/15/37	7,000	8,629,740
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 07/01/41	500	588,375
New York State Urban Development Corp., Refunding RB, Personal Income Tax, Series C, 5.00%, 03/15/39	5,000	6,054,650
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/39	1,630	1,996,783
Bidding Group Bond, Series B, 5.00%, 02/15/43	3,500	4,189,360

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Income Tax, Series A, 5.00%, 02/15/36	$9,000	$10,743,120
Personal Income Tax, Series G, 5.00%, 08/15/32	1,975	2,092,591
Sales Tax, Series A-Group C, 5.00%, 03/15/40	5,000	5,978,350
Sales Tax, Series A-Group C, 5.00%, 03/15/43	5,095	6,063,916
Series A, 3.74%, 12/01/23	4,000	4,262,280
Series A, 5.00%, 02/15/38	5,000	5,946,450
Series A, 5.00%, 02/15/42	4,390	5,184,414
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/40	5,645	6,919,923
Group 3, Series E, 5.00%, 03/15/41	3,615	4,426,387
Series A, 5.25%, 03/15/39	7,250	9,035,820
Series D, 4.00%, 02/15/38(e)	6,000	6,871,200
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 5.00%, 03/15/38	5,000	6,023,450
State of New York Urban Development Corp., Refunding RB:
Bidding Group Bond, Series B, 2.77%, 03/15/31	9,945	9,823,870
Clarkson Center Advance Materials, 5.50%, 01/01/20(c)	375	375,000

		146,834,559

Tobacco — 2.6%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	750	773,205
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	3,600	3,637,368
5.00%, 06/01/42	3,775	3,763,524
5.00%, 06/01/45	895	881,253
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	3,655	3,456,936
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/45	6,350	6,720,268
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	3,615	3,872,713
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,750	1,896,405
5.25%, 05/15/40	1,080	1,154,045
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	4,595	4,596,700
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/33	2,500	2,959,925
TSASC, Inc. New York, Refunding RB, Series A, 5.00%, 06/01/36	5,835	6,842,763
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	5,910	6,126,188
5.13%, 06/01/51	2,175	2,325,858

		49,007,151

Transportation — 22.3%
Buffalo & Fort Erie Public Bridge Authority, RB:
5.00%, 01/01/47	320	372,698
Toll Bridge System, 5.00%, 01/01/42	955	1,120,272
City of New York Liberty Development Corp., ARB, Liberty, Secured by Port Authority Consolidated, Series 1WTC, 5.00%, 12/15/41	5,000	5,339,350
Metropolitan Transportation Authority, RB:
Bond Anticipation Notes, Series A, 5.00%, 03/01/22	5,000	5,410,200
Build America Bonds, 7.34%, 11/15/39	1,950	3,047,850
Green Bonds, Series A, 5.00%, 11/15/35	2,500	3,042,050

Security	Par (000)	Value

Transportation (continued)
Green Bonds, Series A, 5.00%, 11/15/42	$5,000	$5,976,250
Series A-1, 5.25%, 11/15/23(c)	540	627,318
Series B, 5.25%, 11/15/39	5,795	6,620,266
Series B, 5.25%, 11/15/44	2,125	2,415,891
Series E, 5.00%, 11/15/38	2,350	2,628,287
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Series A-2 (AGM), 5.00%, 11/15/44	15,000	18,127,800
Green Bond, Group 1, Series C (AGM), 5.00%, 11/15/41	10,000	12,350,900
Green Bond, Group 1, Series C (AGM), 4.00%, 11/15/45	9,550	10,802,291
Green Bond, Sub-Series B-1, 5.00%, 11/15/36	13,500	16,258,725
Series A, 5.25%, 11/15/35	5,000	6,121,600
Series B, 5.00%, 11/15/35	1,750	2,077,372
Series B, 5.00%, 11/15/37	175	207,165
Series D, 5.00%, 11/15/35	2,500	3,038,250
Series F, 5.00%, 11/15/30	1,000	1,101,050
Series F, 5.00%, 11/15/35	1,500	1,751,595
Transportation, Series C, 5.00%, 11/15/30	6,685	7,352,965
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	9,985	11,080,654
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/46	11,105	11,122,546
New York Transportation Development Corp., ARB:
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, AMT, 5.00%, 01/01/25	5,000	5,775,900
LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 4.00%, 07/01/31	7,100	7,636,760
LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/34	250	279,925
LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/41	750	830,438
LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/46	17,145	18,954,655
LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	8,475	9,501,238
LaGuardia Airport Terminal B Redevelopment Project, Series B, 3.02%, 07/01/24	4,150	4,182,287
LaGuardia Airport Terminal B Redevelopment Project, Series B, 3.22%, 07/01/25	1,000	1,015,110
Niagara Falls Bridge Commission, RB, Toll Bridge System (AGM), 4.16%, 10/01/33	1,650	1,792,378
Niagara Frontier Transportation Authority, Refunding ARB, Buffalo Niagara International Airport, AMT:
5.00%, 04/01/34	225	272,201
5.00%, 04/01/35	200	240,840
5.00%, 04/01/36	210	252,095
5.00%, 04/01/37	250	299,498
5.00%, 04/01/38	250	298,728
5.00%, 04/01/39	175	208,562
Niagara Frontier Transportation Authority, Refunding RB, Buffalo Niagara International Airport, AMT, 5.00%, 04/01/32	400	488,596
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	2,000	2,536,480
Consolidated Bonds, 200th Series, AMT, 5.00%, 09/01/32	1,920	2,414,515
Consolidated Bonds, 200th Series, AMT, 5.00%, 09/01/35	1,945	2,412,014
Consolidated Bonds, 218th Series, AMT, 5.00%, 11/01/31	2,210	2,793,086

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Consolidated Bonds, 218th Series, AMT, 5.00%, 11/01/32	$7,615	$9,587,513
Consolidated Bonds, 2nd Series, AMT, 5.00%, 10/15/36	3,000	3,570,330
Consolidated Bonds, AMT, 4.00%, 11/01/41	8,090	9,040,170
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,056,350
JFK International Air Terminal LLC Projects, 5.50%, 12/01/31	7,025	7,268,557
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	2,000	2,072,060
Port Authority of New York & New Jersey, RB, Taxable Consolidated 164th Series, 5.65%, 11/01/40	1,745	2,326,155
Port Authority of New York & New Jersey, Refunding ARB:
195th Series, AMT, 5.00%, 04/01/36	4,430	5,248,310
AMT, 169th Series, 5.00%, 10/15/36	7,325	7,759,006
Consolidated Bonds, 198th Series, 5.25%, 11/15/56	14,000	16,983,120
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	285	317,775
Consolidated, 193rd Series, AMT, 5.00%, 10/15/34	3,445	4,017,593
Consolidated, 197th Series, AMT, 5.00%, 11/15/41	1,250	1,471,112
Consolidated, 202th Series, AMT, 5.00%, 04/15/37	5,000	5,965,700
Consolidated, 206th Series, AMT, 5.00%, 11/15/37	1,525	1,829,619
Consolidated,186th Series, AMT, 5.00%, 10/15/44	1,000	1,131,070
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/32	1,000	1,129,120
Consolidated, 197th Series, 5.00%, 11/15/36	3,000	3,562,980
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	7,440	8,681,141
5.25%, 01/01/56	11,520	13,409,626
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 01/01/22(c)	280	302,070
General, Series J, 5.00%, 01/01/41	5,750	6,466,277
General, Series K, 5.00%, 01/01/29	5,000	5,876,250
General, Series K, 5.00%, 01/01/31	2,500	2,923,900
General, Series K, 5.00%, 01/01/32	1,500	1,748,760
Series L, 5.00%, 01/01/33	2,065	2,537,472
Series L, 5.00%, 01/01/34	910	1,114,695
Series L, 5.00%, 01/01/35	1,050	1,282,123
Series M, 2.50%, 01/01/27	3,000	2,974,170
Series M, 2.55%, 01/01/28	6,010	5,938,000
State of New York Thruway Authority, Refunding RB, Subordinate, Series B:
4.00%, 01/01/38	5,000	5,692,750
4.00%, 01/01/39	2,000	2,269,880
4.00%, 01/01/41	4,900	5,504,023
4.00%, 01/01/45	27,500	30,599,525
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/50	1,000	1,164,380
General, Series B, 5.00%, 11/15/37	10,070	12,251,665
MTA Bridge and Tunnels, Series C, 5.00%, 11/15/37	6,000	7,485,300
MTA Bridges & Tunnels, Series A, 5.00%, 11/15/43	16,095	19,733,436

		422,470,634

Utilities — 7.3%
City of New York Municipal Water & Sewer System, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	2,455	2,966,377
City of New York Municipal Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series BB, 5.00%, 06/15/47	2,000	2,189,580
Series AA, 4.00%, 06/15/40	5,000	5,716,200

Security	Par (000)	Value

Utilities (continued)
Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	$1,000	$1,169,280
Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series EE, 5.00%, 06/15/37	2,735	3,320,372
Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series EE, 5.25%, 06/15/37	1,075	1,326,905
City of New York Water & Sewer System, Refunding RB:
2nd Generation Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/40	10,500	12,857,880
Series EE, 5.00%, 06/15/40	8,355	10,163,941
Long Island Power Authority, RB:
5.00%, 09/01/37	2,000	2,447,040
5.00%, 09/01/38	4,200	5,137,146
5.00%, 09/01/39	8,000	9,719,680
General, 5.00%, 09/01/36	1,000	1,205,680
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(c)	500	526,255
General, Electric Systems, Series B, 5.00%, 09/01/45	5,000	5,727,100
General, Electric Systems, Series C (AGC), 5.25%, 09/01/29	3,000	3,883,710
Series B, 1.65%, 09/01/49(d)	10,000	10,011,900
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/46	2,000	2,324,660
New York City Water & Sewer System, Refunding RB, Series DD-2, Block 5, 5.00%, 06/15/40	4,850	5,900,073
State of New York Energy Research & Development Authority, Refunding RB, Rochester Gas & Electric Corp., Series C, 2.63%, 04/01/34(d)	25,000	25,940,000
State of New York Environmental Facilities Corp., Refunding RB, New York City Municipal Water:
Finance Authority Project, 2.83%, 06/15/24	5,000	5,152,650
Revolving Funds, Series B, 5.00%, 06/15/36	1,000	1,053,760
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/37	5,000	5,963,250
Series TE, 5.00%, 12/15/41	11,725	13,288,294

		137,991,733

Total Municipal Bonds in New York		1,542,306,231

Illinois — 0.9%

County/City/Special District/School District — 0.9%
Chicago Board of Education, GO:
Build America Bonds, 6.52%, 12/01/40	3,600	4,001,940
Taxable Build America Bonds, 6.04%, 12/01/29	3,425	3,709,172
Taxable Build America Bonds, 6.14%, 12/01/39	6,150	6,693,537
Taxable Qualified School Construction Bonds, 6.32%, 11/01/29	1,645	1,834,554

Total Municipal Bonds in Illinois		16,239,203

Puerto Rico — 6.4%

State — 3.2%
Commonwealth of Puerto Rico, GO, Public Improvements(f)(g):
Public Improvement, Series A, 5.25%, 07/01/22	440	354,002
Public Improvement, Series A, 5.13%, 07/01/31	1,560	1,255,098
Public Improvement, 5.25%, 07/01/17	205	157,850
Series A, 5.25%, 07/01/26	150	120,683
Commonwealth of Puerto Rico, GO, Refunding(f)(g):
Public Improvement, Series A, 5.50%, 07/01/32	545	438,480
Public Improvement, Series A, 6.00%, 07/01/34	445	340,697
Public Improvement, Series A, 5.50%, 07/01/39	4,190	2,933,000
Public Improvement, Series A, 5.00%, 07/01/41	3,445	2,359,921

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Public Improvement, Series C, 6.00%, 07/01/39	$220	$180,090
Series A, 5.50%, 07/01/18	330	254,100
Series A, 5.75%, 07/01/41	520	398,118
Series A, 8.00%, 07/01/35	5,745	3,621,964
6.00%, 07/01/39	750	613,942
Commonwealth of Puerto Rico, GO, Series B(f)(g):
5.38%, 07/01/33	475	382,161
6.00%, 07/01/38	1,885	1,543,040
Puerto Rico Public Buildings Authority, Refunding RB(f)(g):
Government Facilities, Series F (GTD), 5.25%, 07/01/24	260	230,730
Series M, 10.00%, 07/01/34(d)	490	452,340
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/24(b)	160	141,234
CAB, Series A-1, 0.00%, 07/01/27(b)	306	245,363
CAB, Series A-1, 0.00%, 07/01/29(b)	490	366,515
CAB, Series A-1, 0.00%, 07/01/31(b)	582	403,466
CAB, Series A-1, 0.00%, 07/01/33(b)	841	532,025
CAB, Series A-1, 0.00%, 07/01/46(b)	23,049	6,094,847
CAB, Series A-1, 0.00%, 07/01/51(b)	16,002	3,114,309
Series A-1, 4.75%, 07/01/53	8,153	8,501,296
Series A-1, 5.00%, 07/01/58	9,006	9,551,854
Series A-2, 4.33%, 07/01/40	6,052	6,150,950
Series A-2, 4.78%, 07/01/58	9,107	9,484,940
Series A-2, 4.54%, 07/01/53	49	50,194
Series B-1, 0.00%, 07/01/46(b)	2,677	707,397

		60,980,606

Utilities — 3.2%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB:
5.00%, 07/01/33	205	212,431
5.13%, 07/01/37	2,345	2,432,867
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	5,355	5,448,766
6.00%, 07/01/44	2,695	2,742,189
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB:
5.75%, 07/01/37	1,325	1,396,166
5.25%, 07/01/42	1,865	1,939,563
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series B:
5.00%, 07/01/23	3,050	2,998,638
5.35%, 07/01/27	2,985	2,911,002
6.15%, 07/01/38	1,655	1,543,800
Puerto Rico Electric Power Authority, 1.00%, 01/01/21(e)	277	226,859
Puerto Rico Electric Power Authority, RB:
Series 2013-A, 7.00%, 07/01/33(f)(g)	1,025	805,918
Series 2013-A, 7.00%, 07/01/43(f)(g)	410	322,367
Series A, 5.00%, 07/01/29(f)(g)	1,860	1,424,823
Series A, 6.75%, 07/01/36(f)(g)	3,560	2,799,093
Series A, 5.00%, 07/01/42(f)(g)	2,860	2,190,857
Series A-3, 10.00%, 07/01/19(f)(g)	999	861,682
Series B-3, 10.00%, 07/01/19(f)(g)	999	861,682
Series C-1, 5.40%, 01/01/18(f)(g)	2,745	2,243,907
Series C-2, 5.40%, 07/01/18(f)(g)	2,745	2,244,270
Series C-4, 5.40%, 07/01/20(f)(g)	278	226,859
Series CCC, 5.25%, 07/01/26(f)(g)	770	589,846
Series CCC, 5.25%, 07/01/28(f)(g)	440	337,055
Series D, 7.50%, 07/01/20	762	599,132
Series TT, 5.00%, 07/01/25(f)(g)	210	160,867
Series TT, 5.00%, 07/01/26(f)(g)	565	432,809

Security	Par (000)	Value

Utilities (continued)
Series TT, 5.00%, 07/01/32(f)(g)	$470	$360,036
Series WW, 5.50%, 07/01/19(f)(g)	610	467,281
Series WW, 5.38%, 07/01/22(f)(g)	605	463,450
Series WW, 5.38%, 07/01/24(f)(g)	385	294,923
Series WW, 5.50%, 07/01/38(f)(g)	520	398,338
Series WW, 5.50%, 07/01/49(f)(g)	970	731,131
Series XX, 5.25%, 07/01/27(f)(g)	285	218,320
Series XX, 5.25%, 07/01/35(f)(g)	185	141,716
Series XX, 5.75%, 07/01/36(f)(g)	260	199,169
Series XX, 5.25%, 07/01/40(f)(g)	3,460	2,650,478
Puerto Rico Electric Power Authority, Refunding RB:
Series AAA, 5.25%, 07/01/22(f)(g)	990	758,374
Series AAA, 5.25%, 07/01/23(f)(g)	2,670	2,045,311
Series AAA, 5.25%, 07/01/24(f)(g)	225	172,358
Series AAA, 5.25%, 07/01/28(f)(g)	5,655	4,331,922
Series AAA, 5.25%, 07/01/29(f)(g)	235	180,018
Series BBB, 5.40%, 07/01/28(f)(g)	1,240	949,882
Series UU, 1.00%, 07/01/19(d)(f)(g)	165	107,250
Series UU, 1.16%, 07/01/19(d)(f)(g)	185	120,250
Series UU, 1.00%, 07/01/20(d)(f)(g)	1,475	1,026,969
Series UU, 1.98%, 07/01/31(d)(f)(g)(h)	1,755	1,221,919
Series ZZ, 5.00%, 07/01/19(f)(g)	430	329,395
Series ZZ, 5.25%, 07/01/19(f)(g)	1,370	1,049,466
Series ZZ, 5.00%, 07/01/20	2,220	1,700,595
Series ZZ, 5.25%, 07/01/21(f)(g)	110	84,264
Series ZZ, 5.25%, 07/01/24(f)(g)	875	670,280
Series ZZ, 5.25%, 07/01/26(f)(g)	110	84,264
Series ZZ, 5.00%, 07/01/28(f)(g)	435	333,225
Taxable Build America Bonds, Series YY, 6.13%, 07/01/40(f)(g)	1,860	1,424,823

		60,468,855

Total Municipal Bonds in Puerto Rico		121,449,461

Total Municipal Bonds — 88.9% (Cost — $1,595,491,904)		1,679,994,895

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

New York — 9.3%

County/City/Special District/School District — 1.2%
City of New York, GO:
Sub-Series G-1, 5.00%, 04/01/29	750	813,068
Sub-Series I-1, 5.00%, 03/01/36	1,500	1,709,040
City of New York Transitional Finance Authority, RB, Future Tax Secured:
Sub-Series D-1, 5.00%, 11/01/38	1,650	1,755,121
Sub-Series F-1, 5.00%, 05/01/38	3,448	4,160,630
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(j):
5.75%, 02/15/21(c)	1,393	1,461,583
5.75%, 02/15/47	857	899,122
New York New York, GO, Series F-1, 5.00%, 04/01/39	10,000	12,212,196

		23,010,760

State — 3.5%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	1,440	1,600,790
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	5,000	6,249,350
General Purpose, Series C, 5.00%, 03/15/41	1,000	1,040,950
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	15,393	18,458,155
State Personal Income Tax, Series A, 5.00%, 02/15/34	10,000	11,985,997

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
State of New York Dormitory Authority, Refunding RB, Bid Group 4, Series C, 5.00%, 03/15/39	$9,000	$11,025,180
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A:
4.00%, 03/15/37	8,740	9,693,709
5.00%, 03/15/45	6,004	7,003,551

		67,057,682

Transportation — 2.8%
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.00%, 11/15/39	4,260	4,855,846
Metropolitan Transportation Authority, Refunding RB, Green Bonds, Sub-Series B-1, 5.00%, 11/15/51	10,000	11,889,498
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	6,990,958
Port Authority of New York & New Jersey, Refunding ARB:
Consolidated, Series 169th, 5.00%, 10/15/26	1,500	1,598,175
Series194th, 5.25%, 10/15/55	1,950	2,319,116
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,560	1,656,954
Triborough Bridge & Tunnel Authority, Refunding RB:
Series A, 5.00%, 11/15/41	10,000	11,880,900
Series B, 5.00%, 11/15/38	9,000	10,929,060

		52,120,507

Utilities — 1.8%
City of New York Municipal Water & Sewer System, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 06/15/44	3,751	3,992,690
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 06/15/32	2,790	2,941,916
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2018, 5.00%, 06/15/38(j)	7,504	9,101,130
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/41	7,800	9,587,526
Series A, 5.00%, 12/15/34	5,000	6,053,550
Series B, 4.00%, 12/15/35	1,300	1,473,914

		33,150,726

Total Municipal Bonds Transferred to Tender Option Bond Trusts in New York		175,339,675

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.3% (Cost — $164,289,169)		175,339,675

Total Long-Term Investments — 99.2% (Cost — $1,777,641,077)		1,874,039,062

Security	Shares	Value

Short-Term Securities — 4.7%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.44%(k)(l)	88,393,423	$88,393,423

Total Short-Term Securities — 4.7% (Cost — $88,393,423)		88,393,423

Total Investments — 103.9% (Cost — $1,866,034,500)		1,962,432,485

Other Assets Less Liabilities — 0.8%		14,623,052

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.7)%		(88,074,949)

Net Assets — 100.0%		$1,888,980,588

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	When-issued security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Variable rate security. Rate shown is the rate in effect as of period end.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2020 to June 15, 2025 is $5,134,283.

(k)	Annualized 7-day yield as of period end.

(l)

During the six months ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/19	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	31,207,194	57,186,229	88,393,423	$88,393,423	$374,150	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock New York Municipal Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	1,178	03/20/20	$151,281	$1,292,924
Long U.S. Treasury Bond	1,617	03/20/20	252,100	5,509,325
5-Year U.S. Treasury Note	461	03/31/20	54,679	199,855

				$7,002,104

Derivative Financial Instruments Categorized by Risk Exposure

As of period ended, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$7,002,104	$—	$7,002,104

(a)

Net cumulative unrealized appreciation on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation is included in accumulated earnings.

For the six months ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(20,634,178)	$—	$(20,634,178)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$15,805,804	$—	$15,805,804

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$472,994,035

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2019	BlackRock New York Municipal Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,874,039,062	$—	$1,874,039,062
Short-Term Securities	88,393,423	—	—	88,393,423

	$88,393,423	$1,874,039,062	$—	$1,962,432,485

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$7,002,104	$—	$—	$7,002,104

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $87,854,499 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Statements of Assets and Liabilities  (unaudited)

December 31, 2019

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)	$1,460,412,870	$11,949,890,180	$522,034,723	$1,874,039,062
Investments at value — affiliated(b)	11,803,676	1,208,069,924	14,715	88,393,423
Cash	179,274	19,200,168	—	1,233,138
Cash pledged for futures contracts	823,500	11,136,000	—	6,104,350
Receivables:
Investments sold	210,614	31,558,781	—	226,859
TOB Trust	12,815,000	—	—	—
Capital shares sold	3,466,398	29,090,571	1,389,501	4,181,000
Dividends — affiliated	75,050	905,365	63	68,023
Interest — unaffiliated	14,556,498	118,602,525	3,653,932	18,793,116
Variation margin on futures contracts	97,359	1,170,756	—	695,517
Prepaid expenses	113,180	535,517	67,177	78,499

Total assets	1,504,553,419	13,370,159,787	527,160,111	1,993,812,987

LIABILITIES
Payables:
Investments purchased	32,814,206	130,073,256	7,750,501	7,090,259
Board realignment and consolidation	550	28,242	3,361	—
Capital shares redeemed	1,839,394	18,680,589	736,212	6,785,249
Income dividend distributions	1,487,584	4,665,842	280,022	903,832
Interest expense and fees	231,718	885,136	—	220,450
Investment advisory fees	1,005,936	7,473,874	201,738	1,267,849
Directors’ and Officer’s fees	117	33,459	645	—
Other accrued expenses	312,184	1,679,465	196,942	419,418
Other affiliates	5,458	56,319	3,324	6,902
Recoupment of past waived fees	—	—	—	6,476
Service and distribution fees	139,203	986,159	36,767	277,465

Total accrued liabilities	37,836,350	164,562,341	9,209,512	16,977,900

OTHER LIABILITIES
TOB Trust Certificates	88,110,547	324,359,972	—	87,854,499

Total liabilities	125,946,897	488,922,313	9,209,512	104,832,399

NET ASSETS	$1,378,606,522	$12,881,237,474	$517,950,599	$1,888,980,588

NET ASSETS CONSIST OF
Paid-in capital	$1,297,933,770	$12,359,589,271	$515,712,653	$1,838,637,358
Accumulated earnings	80,672,752	521,648,203	2,237,946	50,343,230

NET ASSETS	$1,378,606,522	$12,881,237,474	$517,950,599	$1,888,980,588

(a) Investments at cost — unaffiliated	$1,373,357,142	$11,458,945,081	$518,233,969	$1,777,641,077
(b) Investments at cost — affiliated	$11,802,838	$1,207,445,565	$14,715	$88,393,423

See notes to financial statements.

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

December 31, 2019

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$821,840,766	$4,476,814,436	$358,476,379	$847,268,007

Shares outstanding	81,978,655	401,812,654	35,289,994	73,832,005

Net asset value	$10.03	$11.14	$10.16	$11.48

Shares authorized	100 million	800 Million	150 million	Unlimited

Service
Net assets	$—	$3,652,868	$—	$—

Shares outstanding	—	328,105	—	—

Net asset value	$—	$11.13	$—	$—

Shares authorized	$—	$375 Million	$—	$—

Investor A
Net assets	$421,117,747	$3,847,605,591	$125,770,652	$804,763,525

Shares outstanding	42,106,757	345,096,234	12,374,133	70,085,793

Net asset value	$10.00	$11.15	$10.16	$11.48

Shares authorized	100 million	800 Million	150 Million	Unlimited

Investor A1
Net assets	$—	$—	$14,656,660	$101,559,179

Shares outstanding	—	—	1,441,754	8,845,240

Net asset value	$—	$—	$10.17	$11.48

Shares authorized			150 Million	Unlimited

Investor C
Net assets	$65,111,783	$253,898,554	$12,063,082	$129,483,486

Shares outstanding	6,492,038	22,769,152	1,219,066	11,280,926

Net asset value	$10.03	$11.15	$9.90	$11.48

Shares authorized	100 million	375 Million	150 Million	Unlimited

Investor C1
Net assets	$—	$713,235	$—	$46,106

Shares outstanding	—	63,992	—	4,016

Net asset value	$—	$11.15	$—	$11.48

Shares authorized	—	375 Million	—	Unlimited

Class K
Net assets	$70,536,226	$4,298,552,790	$6,983,826	$5,860,285

Shares outstanding	7,036,501	385,644,812	687,605	510,629

Net asset value	$10.02	$11.15	$10.16	$11.48

Shares authorized	2 billion	375 million	150 million	Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations  (unaudited)

Six Months Ended December 31, 2019

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$389,365	$7,912,956	$874	$374,150
Dividends — unaffiliated	321,453	—	—	—
Interest — unaffiliated	27,513,993	169,219,808	4,771,291	27,174,201

Total investment income	28,224,811	177,132,764	4,772,165	27,548,351

EXPENSES
Investment advisory	3,043,738	23,251,368	734,278	4,007,970
Service and distribution — class specific	815,964	5,718,385	214,101	1,581,782
Transfer agent — class specific	256,691	3,664,076	210,086	453,497
Registration	115,392	502,623	55,259	59,151
Accounting services	86,497	503,001	48,682	100,332
Professional	43,305	80,764	35,044	59,009
Printing	10,026	58,578	9,784	35,444
Custodian	9,003	74,249	3,754	11,038
Directors and Officer	8,389	72,607	4,018	10,575
Recoupment of past waived and/or reimbursed fees — class specific	—	—	—	3,646
Miscellaneous	39,045	112,559	30,557	40,891

Total expenses excluding interest expense and fees	4,428,050	34,038,210	1,345,563	6,363,335
Interest expense and fees(a)	728,330	3,023,642	—	833,493

Total expenses	5,156,380	37,061,852	1,345,563	7,196,828
Less:
Fees waived and/or reimbursed by the Manager	(133,680)	(1,734,467)	(142,739)	(376,708)
Transfer agent fees waived and/or reimbursed	(4,233)	(1,648,220)	(90,826)	(22,397)

Total expenses after fees waived and/or reimbursed	5,018,467	33,679,165	1,111,998	6,797,723

Net investment income	23,206,344	143,453,599	3,660,167	20,750,628

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(3,877,838)	(53,263,376)	—	(20,634,178)
Investments — affiliated	710	1,301,717	2	—
Investments — unaffiliated	2,935,220	66,164,228	(41,593)	3,084,150

	(941,908)	14,202,569	(41,591)	(17,550,028)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	2,127,296	27,904,183	—	15,805,804
Investments — affiliated	947	649,776	—	—
Investments — unaffiliated	15,685,857	49,835,765	489,825	15,847,138

	17,814,100	78,389,724	489,825	31,652,942

Net realized and unrealized gain	16,872,192	92,592,293	448,234	14,102,914

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,078,536	$236,045,892	$4,108,401	$34,853,542

(a)	Related to TOB Trusts.

See notes to financial statements.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock High Yield Municipal Fund		BlackRock National Municipal Fund
	Six Months Ended 12/31/19 (unaudited)	Year Ended 06/30/19	Six Months Ended 12/31/19 (unaudited)	Year Ended 06/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,206,344	$37,834,284	$143,453,599	$287,564,074
Net realized gain (loss)	(941,908)	(1,831,449)	14,202,569	15,128,205
Net change in unrealized appreciation (depreciation)	17,814,100	36,722,189	78,389,724	252,502,699

Net increase in net assets resulting from operations	40,078,536	72,725,024	236,045,892	555,194,978

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(14,594,004)	(24,887,973)	(57,296,995)	(104,760,559)
Service	—	—	(41,006)	(77,168)
Investor A	(6,711,492)	(9,964,530)	(42,850,064)	(75,842,742)
Investor C	(856,320)	(1,811,155)	(2,177,708)	(5,989,952)
Investor C1	—	—	(7,231)	(91,053)
Class K	(1,096,703)	(1,062,054)	(54,714,454)	(100,550,818)

Decrease in net assets resulting from distributions to shareholders	(23,258,519)	(37,725,712)	(157,087,458)	(287,312,292)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	122,174,263	362,627,319	1,499,767,076	1,923,084,647

NET ASSETS(b)
Total increase in net assets	138,994,280	397,626,631	1,578,725,510	2,190,967,333
Beginning of period	1,239,612,242	841,985,611	11,302,511,964	9,111,544,631

End of period	$1,378,606,522	$1,239,612,242	$12,881,237,474	$11,302,511,964

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets  (continued)

	BlackRock Short-Term Municipal Fund		BlackRock New York Municipal Opportunities Fund
	Six Months Ended 12/31/19 (unaudited)	Year Ended 06/30/19	Six Months Ended 12/31/19 (unaudited)	Year Ended 06/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,660,167	$7,521,062	$20,750,628	$34,382,771
Net realized loss	(41,591)	(380,362)	(17,550,028)	(31,842,140)
Net change in unrealized appreciation (depreciation)	489,825	4,184,574	31,652,942	58,674,006

Net increase in net assets resulting from operations	4,108,401	11,325,274	34,853,542	61,214,637

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,753,682)	(5,824,213)	(10,248,895)	(23,408,799)
Investor A	(725,432)	(1,210,653)	(8,300,013)	(17,218,601)
Investor A1	(110,783)	(244,865)	(1,264,428)	(4,269,479)
Investor C	(36,763)	(101,735)	(982,735)	(3,273,586)
Investor C1	—	—	(450)	(7,344)
Class K	(53,120)	(125,501)	(64,539)	(137,905)

Decrease in net assets resulting from distributions to shareholders	(3,679,780)	(7,506,967)	(20,861,060)	(48,315,714)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	18,886,840	31,896,379	305,124,525	529,012,126

NET ASSETS
Total increase in net assets	19,315,461	35,714,686	319,117,007	541,911,049
Beginning of period	498,635,138	462,920,452	1,569,863,581	1,027,952,532

End of period	$517,950,599	$498,635,138	$1,888,980,588	$1,569,863,581

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund

	Institutional
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.89		$9.59	$9.54	$9.99	$9.28	$9.12

Net investment income(a)	0.18		0.39	0.40	0.41	0.40	0.41
Net realized and unrealized gain (loss)	0.14		0.30	0.05	(0.46)	0.72	0.16

Net increase (decrease) from investment operations	0.32		0.69	0.45	(0.05)	1.12	0.57

Distributions from net investment income(b)	(0.18)		(0.39)	(0.40)	(0.40)	(0.41)	(0.41)

Net asset value, end of period	$10.03		$9.89	$9.59	$9.54	$9.99	$9.28

Total Return(c)
Based on net asset value	3.28	%(d)	7.36%	4.78%	(0.38)%	12.32%	6.27%

Ratios to Average Net Assets(e)
Total expenses	0.66	%(f)	0.71%	0.70%	0.71%	0.71%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.64	%(f)	0.68%	0.68%	0.66%	0.71%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(g)	0.53	%(f)	0.52%	0.54%	0.57%	0.65%	0.66%

Net investment income	3.65	%(f)	4.03%	4.14%	4.24%	4.23%	4.37%

Supplemental Data
Net assets, end of period (000)	$821,841		$780,811	$549,217	$516,247	$554,336	$327,422

Borrowings outstanding, end of year (000)	$88,111		$75,301	$61,022	$60,043	$46,657	$26,216

Portfolio turnover rate	5%		14%	25%	36%	19%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Month Ended 12/31/2019	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Investor A
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.87		$9.56	$9.52	$9.97	$9.26	$9.10

Net investment income(a)	0.17		0.36	0.37	0.38	0.38	0.38
Net realized and unrealized gain (loss)	0.13		0.31	0.04	(0.45)	0.71	0.16

Net increase (decrease) from investment operations	0.30		0.67	0.41	(0.07)	1.09	0.54

Distributions from net investment income(b)	(0.17)		(0.36)	(0.37)	(0.38)	(0.38)	(0.38)

Net asset value, end of period	$10.00		$9.87	$9.56	$9.52	$9.97	$9.26

Total Return(c)
Based on net asset value	3.06	%(d)	7.21%	4.40%	(0.63)%	12.05%	6.00%

Ratios to Average Net Assets(e)
Total expenses	0.91	%(f)	0.98%	0.96%	0.94%	0.96%	0.97%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89	%(f)	0.95%	0.94%	0.91%	0.96%	0.97%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(g)	0.78	%(f)	0.79%	0.80%	0.82%	0.90%	0.93%

Net investment income	3.40	%(f)	3.76%	3.88%	4.00%	3.99%	4.11%

Supplemental Data
Net assets, end of period (000)	$421,118		$345,255	$220,992	$201,212	$228,140	$156,348

Borrowings outstanding, end of year (000)	$88,111		$75,301	$61,022	$60,043	$46,657	$26,216

Portfolio turnover rate	5%		14%	25%	36%	19%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Month Ended 12/31/2019	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Investor C
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.89		$9.59	$9.55	$9.99	$9.28	$9.12

Net investment income(a)	0.13		0.29	0.30	0.31	0.31	0.31
Net realized and unrealized gain (loss)	0.14		0.30	0.04	(0.44)	0.71	0.16

Net increase (decrease) from investment operations	0.27		0.59	0.34	(0.13)	1.02	0.47

Distributions from net investment income(b)	(0.13)		(0.29)	(0.30)	(0.31)	(0.31)	(0.31)

Net asset value, end of period	$10.03		$9.89	$9.59	$9.55	$9.99	$9.28

Total Return(c)
Based on net asset value	2.76	%(d)	6.28%	3.62%	(1.26)%	11.20%	5.20%

Ratios to Average Net Assets(e)
Total expenses	1.68	%(f)	1.74%	1.73%	1.70%	1.72%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.65	%(f)	1.70%	1.69%	1.66%	1.72%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(g)	1.54	%(f)	1.54%	1.56%	1.57%	1.66%	1.68%

Net investment income	2.64	%(f)	3.02%	3.13%	3.25%	3.23%	3.36%

Supplemental Data
Net assets, end of period (000)	$65,112		$64,484	$60,065	$63,314	$71,527	$54,239

Borrowings outstanding, end of year (000)	$88,111		$75,301	$61,022	$60,043	$46,657	$26,216

Portfolio turnover rate	5%		14%	25%	36%	19%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Month Ended 12/31/2019	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Class K
	Six Months Ended 12/31/19 (Unaudited)		Year Ended 06/30/19	Period from 01/25/18 (a) to 06/30/18

Net asset value, beginning of period	$9.89		$9.59	$9.62

Net investment income(b)	0.18		0.39	0.18
Net realized and unrealized gain (loss)	0.13		0.30	(0.04)

Net increase from investment operations	0.31		0.69	0.14

Distributions from net investment income(c)	(0.18)		(0.39)	(0.17)

Net asset value, end of period	$10.02		$9.89	$9.59

Total Return(d)
Based on net asset value	3.20	%(e)	7.40%	1.50	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.63	%(g)	0.69%	0.67	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.60	%(g)	0.65%	0.62	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(i)	0.49	%(g)	0.49%	0.49	%(g)

Net investment income	3.69	%(g)	4.04%	4.48	%(g)

Supplemental Data
Net assets, end of period (000)	$70,536		$49,062	$11,712

Borrowings outstanding, end of period (000)	$88,111		$75,301	$61,022

Portfolio turnover rate	5%		14%	25%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Month Year Ended 12/31/19	Year Ended 06/30/19	Period from 01/25/18 (a) to 06/30/18
Investments in underlying funds	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund

	Institutional
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019		2018	2017		2016		2015

Net asset value, beginning of period	$11.06		$10.79		$10.88	$11.22		$10.86		$10.88

Net investment income(a)	0.13		0.33		0.33	0.34		0.34		0.38
Net realized and unrealized gain (loss)	0.10		0.27		(0.09)	(0.34)		0.36		(0.02)

Net increase from investment operations	0.23		0.60		0.24	0.00		0.70		0.36

Distributions(b)
From net investment income	(0.14)		(0.33)		(0.33)	(0.34)		(0.34)		(0.38)
From net realized gain	(0.01)		—		—	—		—		—

Total distributions	(0.15)		(0.33)		(0.33)	(0.34)		(0.34)		(0.38)

Net asset value, end of period	$11.14		$11.06		$10.79	$10.88		$11.22		$10.86

Total Return(c)
Based on net asset value	2.08	%(d)	5.68%		2.23%	0.09%		6.68%		3.33%

Ratios to Average Net Assets(e)
Total expenses	0.54	%(f)	0.53%		0.52%	0.57%		0.60%		0.64%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.48	%(f)	0.48%		0.44%	0.49%		0.58%		0.59%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.43	%(f)(g)	0.43	%(g)	0.44%	0.48	%(g)	0.57	%(g)	0.55	%(g)

Net investment income	2.41	%(f)	3.04%		3.04%	3.15%		3.10%		3.47%

Supplemental Data
Net assets, end of period (000)	$4,476,814		$4,063,258		$3,028,849	$3,225,595		$3,326,972		$2,088,580

Borrowings outstanding, end of year (000)	$324,360		$324,360		$—	$—		$—		$275,550

Portfolio turnover rate	26%		77%		51%	83%		83%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 12/31/19 (Unaudited)	Year Ended June 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Service
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019		2018	2017		2016		2015

Net asset value, beginning of period	$11.06		$10.78		$10.87	$11.21		$10.85		$10.86

Net investment income(a)	0.13		0.31		0.31	0.33		0.34		0.38
Net realized and unrealized gain (loss)	0.07		0.27		(0.10)	(0.35)		0.34		(0.03)

Net increase (decrease) from investment operations	0.20		0.58		0.21	(0.02)		0.68		0.35

Distributions(b)
From net investment income	(0.12)		(0.30)		(0.30)	(0.32)		(0.32)		(0.36)
From net realized gain	(0.01)		—		—	—		—		—

Total distributions	(0.13)		(0.30)		(0.30)	(0.32)		(0.32)		(0.36)

Net asset value, end of period	$11.13		$11.06		$10.78	$10.87		$11.21		$10.85

Total Return(c)
Based on net asset value	1.86	%(d)	5.51%		1.99%	(0.14)%		6.47%		3.23%

Ratios to Average Net Assets(e)
Total expenses	0.75	%(f)	0.76%		0.71%	0.76%		0.80%		0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.72	%(f)	0.73%		0.67%	0.71%		0.78%		0.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.67	%(f)(g)	0.68	%(g)	0.67%	0.71	%(g)	0.77	%(g)	0.74	%(g)

Net investment income	2.36	%(f)	2.90%		2.90%	3.04%		3.06%		3.52%

Supplemental Data
Net assets, end of period (000)	$3,653		$3,318		$2,407	$3,150		$2,505		$1,739

Borrowings outstanding, end of period (000)	$324,360		$324,360		$—	$—		$—		$275,550

Portfolio turnover rate	26%		77%		51%	83%		83%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 12/31/19 (Unaudited)	Year Ended June 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor A
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019		2018	2017		2016		2015

Net asset value, beginning of period	$11.07		$10.80		$10.88	$11.23		$10.87		$10.88

Net investment income(a)	0.12		0.30		0.30	0.32		0.33		0.36
Net realized and unrealized gain (loss)	0.09		0.27		(0.08)	(0.35)		0.36		(0.01)

Net increase (decrease) from investment operations	0.21		0.57		0.22	(0.03)		0.69		0.35

Distributions(b)
From net investment income	(0.12)		(0.30)		(0.30)	(0.32)		(0.33)		(0.36)
From net realized gain	(0.01)		—		—	—		—		—

Total distributions	(0.13)		(0.30)		(0.30)	(0.32)		(0.33)		(0.36)

Net asset value, end of period	$11.15		$11.07		$10.80	$10.88		$11.23		$10.87

Total Return(c)
Based on net asset value	1.95	%(d)	5.41%		2.07%	(0.22)%		6.42%		3.26%

Ratios to Average Net Assets(e)
Total expenses	0.81	%(f)	0.82%		0.77%	0.81%		0.85%		0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.73	%(f)	0.73%		0.69%	0.70%		0.74%		0.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.68	%(f)(g)	0.68	%(g)	0.69%	0.70	%(g)	0.72	%(g)	0.72	%(g)

Net investment income	2.15	%(f)	2.79%		2.79%	2.93%		2.97%		3.30%

Supplemental Data
Net assets, end of period (000)	$3,847,606		$3,227,894		$2,730,622	$2,342,752		$2,669,101		$2,388,743

Borrowings outstanding, end of period (000)	$324,360		$324,360		$—	$—		$—		$275,550

Portfolio turnover rate	26%		77%		51%	83%		83%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges, and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 12/31/19 (Unaudited)	Year Ended June 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor C
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019		2018	2017		2016		2015

Net asset value, beginning of period	$11.07		$10.80		$10.88	$11.23		$10.87		$10.88

Net investment income(a)	0.08		0.22		0.22	0.24		0.24		0.28
Net realized and unrealized gain (loss)	0.09		0.27		(0.08)	(0.35)		0.36		(0.01)

Net increase (decrease) from investment operations	0.17		0.49		0.14	(0.11)		0.60		0.27

Distributions(b)
From net investment income	(0.08)		(0.22)		(0.22)	(0.24)		(0.24)		(0.28)
From net realized gain	(0.01)		—		—	—		—		—

Total distributions	(0.09)		(0.22)		(0.22)	(0.24)		(0.24)		(0.28)

Net asset value, end of period	$11.15		$11.07		$10.80	$10.88		$11.23		$10.87

Total Return(c)
Based on net asset value	1.57	%(d)	4.63%		1.31%	(0.96)%		5.63%		2.49%

Ratios to Average Net Assets(e)
Total expenses	1.52	%(f)	1.51%		1.47%	1.51%		1.54%		1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.48	%(f)	1.48%		1.43%	1.45%		1.49%		1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	1.43	%(f)(g)	1.43	%(g)	1.43%	1.44	%(g)	1.47	%(g)	1.47	%(g)

Net investment income	1.41	%(f)	2.06%		2.04%	2.19%		2.22%		2.55%

Supplemental Data
Net assets, end of period (000)	$253,899		$270,445		$327,384	$382,703		$467,928		$397,945

Borrowings outstanding, end of period (000)	$324,360		$324,360		$—	$—		$—		$275,550

Portfolio turnover rate	26%		77%		51%	83%		83%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges, and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 12/31/19 (Unaudited)	Year Ended June 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor C1
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019		2018	2017		2016		2015

Net asset value, beginning of period	$11.07		$10.79		$10.88	$11.22		$10.87		$10.88

Net investment income(a)	0.14		0.25		0.25	0.26		0.27		0.30
Net realized and unrealized gain (loss)	0.04		0.27		(0.10)	(0.34)		0.35		(0.01)

Net increase (decrease) from investment operations	0.18		0.52		0.15	(0.08)		0.62		0.29

Distributions(b)
From net investment income	(0.09)		(0.24)		(0.24)	(0.26)		(0.27)		(0.30)
From net realized gain	(0.01)		—		—	—		—		—

Total distributions	(0.10)		(0.24)		(0.24)	(0.26)		(0.27)		(0.30)

Net asset value, end of period	$11.15		$11.07		$10.79	$10.88		$11.22		$10.87

Total Return(c)
Based on net asset value	1.67	%(d)	4.93%		1.42%	(0.68)%		5.83%		2.68%

Ratios to Average Net Assets(e)
Total expenses	1.45	%(f)	1.32%		1.28%	1.31%		1.34%		1.39%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.28	%(f)	1.28%		1.24%	1.25%		1.30%		1.31%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	1.23	%(f)(g)	1.23	%(g)	1.24%	1.25	%(g)	1.28	%(g)	1.28	%(g)

Net investment income	2.54	%(f)	2.36%		2.24%	2.40%		2.42%		2.74%

Supplemental Data
Net assets, end of period (000)	$713		$912		$9,788	$12,072		$61,362		$64,049

Borrowings outstanding, end of period (000)	$324,360		$324,360		$—	$—		$—		$275,550

Portfolio turnover rate	26%		77%		51%	83%		83%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges, and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 12/31/19 (Unaudited)	Year Ended June 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Class K
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019		2018	2017		2016		2015

Net asset value, beginning of period	$11.07		$10.79		$10.88	$11.22		$10.87		$10.88

Net investment income(a)	0.14		0.33		0.33	0.35		0.36		0.39
Net realized and unrealized gain (loss)	0.09		0.28		(0.09)	(0.34)		0.35		(0.01)

Net increase from investment operations	0.23		0.61		0.24	0.01		0.71		0.38

Distributions(b)
From net investment income	(0.14)		(0.33)		(0.33)	(0.35)		(0.36)		(0.39)
From net realized gain	(0.01)		—		—	—		—		—

Total distributions	(0.15)		(0.33)		(0.33)	(0.35)		(0.36)		(0.39)

Net asset value, end of period	$11.15		$11.07		$10.79	$10.88		$11.22		$10.87

Total Return(c)
Based on net asset value	2.10	%(d)	5.82%		2.28%	0.15%		6.70%		3.53%

Ratios to Average Net Assets(e)
Total expenses	0.46	%(f)	0.46%		0.44%	0.48%		0.53%		0.58%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.43	%(f)	0.43%		0.39%	0.41%		0.48%		0.49%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs	0.38	%(f)(g)	0.38	%(g)	0.39%	0.40	%(g)	0.46	%(g)	0.46	%(g)

Net investment income	2.46	%(f)	3.09%		3.09%	3.24%		3.24%		3.56%

Supplemental Data
Net assets, end of period (000)	$4,298,553		$3,736,686		$3,012,495	$1,847,397		$332,000		$341,071

Borrowings outstanding, end of period (000)	$324,360		$324,360		$—	$—		$—		$275,550

Portfolio turnover rate	26%		77%		51%	83%		83%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 12/31/19 (Unaudited)	Year Ended June 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund

	Institutional
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019	2018	2017		2016		2015

Net asset value, beginning of period	$10.15		$10.08	$10.12	$10.18		$10.11		$10.16

Net investment income(a)	0.08		0.16	0.11	0.07		0.05		0.04
Net realized and unrealized gain (loss)	0.01		0.07	(0.04)	(0.06)		0.07		(0.05)

Net increase (decrease) from investment operations	0.09		0.23	0.07	0.01		0.12		(0.01)

Distributions(b)
From net investment income	(0.08)		(0.16)	(0.11)	(0.07)		(0.05)		(0.04)
From net realized gain	—		—	—	(0.00	)(c)	(0.00	)(c)	—

Total distributions	(0.08)		(0.16)	(0.11)	(0.07)		(0.05)		(0.04)

Net asset value, end of period	$10.16		$10.15	$10.08	$10.12		$10.18		$10.11

Total Return(d)
Based on net asset value	0.88	%(e)	2.32%	0.71%	0.10%		1.15%		(0.11)%

Ratios to Average Net Assets
Total expenses	0.47	%(f)	0.46%	0.49%	0.52%		0.52%		0.51%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.36	%(f)	0.36%	0.36%	0.37%		0.40%		0.40%

Net investment income	1.57	%(f)	1.61%	1.12%	0.66%		0.48%		0.42%

Supplemental Data
Net assets, end of period (000)	$358,476		$350,720	$360,543	$357,427		$454,165		$492,702

Portfolio turnover rate	54%		129%	153%	88%		67%		72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor A
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019	2018	2017		2016		2015

Net asset value, beginning of period	$10.15		$10.08	$10.13	$10.18		$10.12		$10.16

Net investment income(a)	0.07		0.14	0.09	0.04		0.02		0.01
Net realized and unrealized gain (loss)	0.01		0.07	(0.05)	(0.05)		0.06		(0.04)

Net increase (decrease) from investment operations	0.08		0.21	0.04	(0.01)		0.08		(0.03)

Distributions(b)
From net investment income	(0.07)		(0.14)	(0.09)	(0.04)		(0.02)		(0.01)
From net realized gain	—		—	—	(0.00	)(c)	(0.00	)(c)	—

Total distributions	(0.07)		(0.14)	(0.09)	(0.04)		(0.02)		(0.01)

Net asset value, end of period	$10.16		$10.15	$10.08	$10.13		$10.18		$10.12

Total Return(d)
Based on net asset value	0.75	%(e)	2.08%	0.37%	(0.06)%		0.76%		(0.29)%

Ratios to Average Net Assets
Total expenses	0.66	%(f)	0.67%	0.68%	0.72%		0.71%		0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.60	%(f)	0.60%	0.60%	0.63%		0.69%		0.69%

Net investment income	1.28	%(f)	1.39%	0.85%	0.40%		0.19%		0.13%

Supplemental Data
Net assets, end of period (000)	$125,771		$109,462	$61,444	$67,193		$78,879		$100,980

Portfolio turnover rate	54%		129%	153%	88%		67%		72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor A1
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019	2018	2017		2016		2015

Net asset value, beginning of period	$10.16		$10.08	$10.13	$10.19		$10.12		$10.17

Net investment income(a)	0.07		0.15	0.10	0.06		0.04		0.03
Net realized and unrealized gain (loss)	0.01		0.08	(0.05)	(0.06)		0.06		(0.05)

Net increase (decrease) from investment operations	0.08		0.23	0.05	0.00		0.10		(0.02)

Distributions(b)
From net investment income	(0.07)		(0.15)	(0.10)	(0.06)		(0.03)		(0.03)
From net realized gain	—		—	—	(0.00	)(c)	(0.00	)(c)	—

Total dividends and distributions	(0.07)		(0.15)	(0.10)	(0.06)		(0.03)		(0.03)

Net asset value, end of period	$10.17		$10.16	$10.08	$10.13		$10.19		$10.12

Total Return(d)
Based on net asset value	0.82	%(e)	2.32%	0.51%	(0.01)%		1.03%		(0.23)%

Ratios to Average Net Assets
Total expenses	0.52	%(f)	0.53%	0.55%	0.56%		0.55%		0.55%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.46	%(f)	0.46%	0.46%	0.48%		0.52%		0.52%

Net investment income	1.38	%(f)	1.47%	0.98%	0.54%		0.36%		0.30%

Supplemental Data
Net assets, end of period (000)	$14,657		$15,570	$17,389	$19,724		$25,203		$33,292

Portfolio turnover rate	54%		129%	153%	88%		67%		72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor C

	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019	2018	2017		2016		2015

Net asset value, beginning of period	$9.89		$9.82	$9.86	$9.96		$9.95		$10.07

Net investment income (loss)(a)	0.02		0.05	—	(0.04)		(0.06)		(0.07)
Net realized and unrealized gain (loss)	0.02		0.08	(0.03)	(0.06)		0.07		(0.05)

Net increase (decrease) from investment operations	0.04		0.13	(0.03)	(0.10)		0.01		(0.12)

Distributions(b)
From net investment income	(0.03)		(0.06)	(0.01)	—		—		—
From net realized gain	—		—	—	(0.00	)(c)	(0.00	)(c)	—

Total distributions	(0.03)		(0.06)	(0.01)	—		—		—

Net asset value, end of period	$9.90		$9.89	$9.82	$9.86		$9.96		$9.95

Total Return(d)
Based on net asset value	0.37	%(e)	1.33%	(0.26)%	(0.96)%		0.11%		(1.19)%

Ratios to Average Net Assets
Total expenses	1.44	%(f)	1.45%	1.46%	1.48%		1.48%		1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.36	%(f)	1.36%	1.36%	1.39%		1.48%		1.47%

Net investment income (loss)	0.31	%(f)	0.52%	0.01%	(0.41)%		(0.60)%		(0.70)%

Supplemental Data
Net assets, end of period (000)	$12,063		$15,434	$16,825	$22,859		$31,251		$31,121

Portfolio turnover rate	54%		129%	153%	88%		67%		72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Class K

	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019	2018	2017		2016		2015

Net asset value, beginning of period	$10.15		$10.08	$10.12	$10.18		$10.11		$10.15

Net investment income(a)	0.05		0.14	0.08	0.00	(b)	0.05		0.02
Net realized and unrealized gain (loss)	0.04		0.10	—	0.01		0.06		(0.02)

Net increase (decrease) from investment operations	0.09		0.24	0.08	0.01		0.11		—

Distributions(c)
From net investment income	(0.08)		(0.17)	(0.12)	(0.07)		(0.04)		(0.04)
From net realized gain	—		—	—	(0.00	)(d)	(0.00	)(d)	—

Total distributions	(0.08)		(0.17)	(0.12)	(0.07)		(0.04)		(0.04)

Net asset value, end of period	$10.16		$10.15	$10.08	$10.12		$10.18		$10.11

Total Return(e)
Based on net asset value	0.90	%(f)	2.37%	0.76%	0.13%		1.13%		(0.01)%

Ratios to Average Net Assets
Total expenses	0.37	%(g)	0.38%	0.38%	0.43%		0.42%		0.41%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.31	%(g)	0.31%	0.31%	0.34%		0.42%		0.40%

Net investment income	1.04	%(g)	1.43%	0.75%	0.02%		0.45%		0.21%

Supplemental Data
Net assets, end of period (000)	$6,984		$7,450	$6,719	$3,238		$3,279		$6,732

Portfolio turnover rate	54%		129%	153%	88%		67%		72%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund

	Six Months Ended 12/31/19 (Unaudited)		Institutional
			Year Ended June 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.38		$11.31	$11.21	$11.58	$10.90	$10.79

Net investment income(a)	0.14		0.33	0.33	0.35	0.36	0.41
Net realized and unrealized gain (loss)	0.11		0.22	0.10	(0.37)	0.69	0.11

Net increase (decrease) from investment operations	0.25		0.55	0.43	(0.02)	1.05	0.52

Distributions(b)
From net investment income	(0.15)		(0.36)	(0.33)	(0.35)	(0.37)	(0.41)
From net realized gain	—		(0.12)	—	—	—	—

Total distributions	(0.15)		(0.48)	(0.33)	(0.35)	(0.37)	(0.41)

Net asset value, end of period	$11.48		$11.38	$11.31	$11.21	$11.58	$10.90

Total Return(c)
Based on net asset value	2.18	%(d)	4.96%	3.93%	(0.09)%	9.80%	4.86%

Ratios to Average Net Assets(e)
Total expenses	0.64	%(f)	0.71%	0.74%	0.75%	0.76%	0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.60	%(f)	0.65%	0.63%	0.63%	0.70%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(g)	0.50	%(f)	0.50%	0.50%	0.52%	0.65%	0.65%

Net investment income	2.45	%(f)	2.99%	2.96%	3.17%	3.26%	3.73%

Supplemental Data
Net assets, end of period (000)	$847,268		$733,534	$455,378	$266,540	$186,378	$79,506

Borrowings outstanding, end of year (000)	$87,854		$88,529	$67,389	$60,785	$49,774	$18,711

Portfolio turnover rate	33%		43%	43%	34%	20%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Month Ended 12/31/2019	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor A
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.39		$11.31	$11.21	$11.58	$10.91	$10.80

Net investment income(a)	0.13		0.31	0.31	0.33	0.33	0.38
Net realized and unrealized gain (loss)	0.09		0.22	0.10	(0.38)	0.68	0.11

Net increase (decrease) from investment operations	0.22		0.53	0.41	(0.05)	1.01	0.49

Distributions(b)
From net investment income	(0.13)		(0.33)	(0.31)	(0.32)	(0.34)	(0.38)
From net realized gain	—		(0.12)	—	—	—	—

Total distributions	(0.13)		(0.45)	(0.31)	(0.32)	(0.34)	(0.38)

Net asset value, end of period	$11.48		$11.39	$11.31	$11.21	$11.58	$10.91

Total Return(c)
Based on net asset value	1.96	%(d)	4.79%	3.67%	(0.34)%	9.53%	4.61%

Ratios to Average Net Assets(e)
Total expenses	0.89	%(f)	0.97%	0.96%	0.96%	1.01%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.85	%(f)	0.90%	0.88%	0.88%	0.94%	0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(g)	0.75	%(f)	0.75%	0.75%	0.77%	0.89%	0.89%

Net investment income	2.19	%(f)	2.73%	2.71%	2.92%	3.01%	3.50%

Supplemental Data
Net assets, end of period (000)	$804,764		$609,557	$362,961	$260,308	$213,000	$82,376

Borrowings outstanding, end of year (000)	$87,854		$88,529	$67,389	$60,785	$49,774	$18,711

Portfolio turnover rate	32%		43%	43%	34%	20%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Month Ended 12/31/2019	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor A1
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019	2018	2017		2016	2015

Net asset value, beginning of period	$11.38		$11.31	$11.21	$11.58		$10.91	$10.80

Net investment income(a)	0.14		0.32	0.32	0.34		0.35	0.40
Net realized and unrealized gain (loss)	0.10		0.21	0.10	(0.37)		0.67	0.11

Net increase (decrease) from investment operations	0.24		0.53	0.42	(0.03)		1.02	0.51

Distributions(b)
From net investment income	(0.14)		(0.34)	(0.32)	(0.34)		(0.35)	(0.40)
From net realized gain	—		(0.12)	—	—		—	—

Total dividends and distributions	(0.14)		(0.46)	(0.32)	(0.34)		(0.35)	(0.40)

Net asset value, end of period	$11.48		$11.38	$11.31	$11.21		$11.58	$10.91

Total Return(c)
Based on net asset value	2.13	%(d)	4.85%	3.83%	(0.19)%		9.55%	4.71%

Ratios to Average Net Assets(e)
Total expenses	0.74	%(f)	0.81%	0.81%	0.81	%(g)	0.86%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.70	%(f)	0.75%	0.72%	0.73%		0.83%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(h)	0.60	%(f)	0.60%	0.60%	0.63%		0.78%	0.79%

Net investment income	2.35	%(f)	2.89%	2.87%	3.06%		3.17%	3.61%

Supplemental Data
Net assets, end of period (000)	$101,559		$103,286	$107,538	$114,821		$124,864	$125,718

Borrowings outstanding, end of year (000)	$87,854		$88,529	$67,389	$60,785		$49,774	$18,711

Portfolio turnover rate	32%		43%	43%	34%		20%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Month Ended 12/31/2019	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor C
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.38		$11.31	$11.21	$11.58	$10.90	$10.80

Net investment income(a)	0.08		0.22	0.22	0.24	0.25	0.30
Net realized and unrealized gain (loss)	0.11		0.21	0.10	(0.37)	0.69	0.10

Net increase (decrease) from investment operations	0.19		0.43	0.32	(0.13)	0.94	0.40

Distributions(b)
From net investment income	(0.09)		(0.24)	(0.22)	(0.24)	(0.26)	(0.30)
From net realized gain	—		(0.12)	—	—	—	—

Total distributions	(0.09)		(0.36)	(0.22)	(0.24)	(0.26)	(0.30)

Net asset value, end of period	$11.48		$11.38	$11.31	$11.21	$11.58	$10.90

Total Return(c)
Based on net asset value	1.67	%(d)	3.92%	2.89%	(1.08)%	8.72%	3.74%

Ratios to Average Net Assets(e)
Total expenses	1.64	%(f)	1.72%	1.73%	1.72%	1.76%	1.78%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.60	%(f)	1.65%	1.63%	1.63%	1.69%	1.68%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(g)	1.50	%(f)	1.50%	1.50%	1.52%	1.64%	1.64%

Net investment income	1.45	%(f)	1.99%	1.96%	2.17%	2.27%	2.75%

Supplemental Data
Net assets, end of period (000)	$129,483		$119,391	$98,722	$85,612	$77,338	$37,670

Borrowings outstanding, end of year (000)	$87,854		$88,529	$67,389	$60,785	$49,774	$18,711

Portfolio turnover rate	32%		43%	43%	34%	20%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Month Ended 12/31/2019	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor C1
	Six Months Ended 12/31/19 (Unaudited)		Year Ended June 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.38		$11.31	$11.21	$11.58	$10.90	$10.80

Net investment income(a)	0.10		0.26	0.27	0.29	0.30	0.34
Net realized and unrealized gain (loss)	0.11		0.22	0.10	(0.37)	0.68	0.10

Net increase (decrease) from investment operations	0.21		0.48	0.37	(0.08)	0.98	0.44

Distributions(b)
From net investment income	(0.11)		(0.29)	(0.27)	(0.29)	(0.30)	(0.34)
From net realized gain	—		(0.12)	—	—	—	—

Total distributions	(0.11)		(0.41)	(0.27)	(0.29)	(0.30)	(0.34)

Net asset value, end of period	$11.48		$11.38	$11.31	$11.21	$11.58	$10.90

Total Return(c)
Based on net asset value	1.87	%(d)	4.34%	3.31%	(0.69)%	9.12%	4.11%

Ratios to Average Net Assets(e)
Total expenses	1.59	%(f)	1.39%	1.38%	1.30%	1.35%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.20	%(f)	1.25%	1.23%	1.23%	1.32%	1.32%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(g)	1.10	%(f)	1.10%	1.10%	1.12%	1.27%	1.28%

Net investment income	1.80	%(f)	2.34%	2.36%	2.56%	2.68%	3.12%

Supplemental Data
Net assets, end of period (000)	$46		$45	$742	$807	$7,670	$7,762

Borrowings outstanding, end of year (000)	$87,854		$88,529	$67,389	$60,785	$49,774	$18,711

Portfolio turnover rate	32%		43%	43%	34%	20%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Month Ended 12/31/2019	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Class K
	Six Months Ended 12/31/19 (Unaudited)		Year Ended 06/30/19	Period from 01/25/18 (a) to 06/30/18

Net asset value, beginning of period	$11.38		$11.31	$11.34

Net investment income(b)	0.14		0.34	0.16
Net realized and unrealized gain (loss)	0.11		0.21	(0.05)

Net increase (decrease) from investment operations	0.25		0.55	0.11

Distributions(c)
From net investment income	(0.15)		(0.36)	(0.14)
From net realized gain	—		(0.12)	—

Total distributions	(0.15)		(0.48)	(0.14)

Net asset value, end of period	$11.48		$11.38	$11.31

Total Return(d)
Based on net asset value	2.20	%(e)	5.01%	1.02	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.59	%(g)	0.67%	0.67	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.55	%(g)	0.60%	0.58	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(i)	0.45	%(g)	0.45%	0.45	%(g)

Net investment income	2.50	%(g)	3.05%	3.42	%(g)

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$5,860		$4,050	$2,611

Borrowings outstanding, end of period (000)	$87,854		$88,529	$67,389

Portfolio turnover rate	32%		43%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Month Ended 12/31/19	Year Ended 06/30/19	Period from 01/25/18 (a) to 06/30/18
Investments in underlying funds	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 04 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock Multi-State Municipal Series Trust (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock National Municipal Fund	National Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1, Investor C and Investor C1 Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 10 years
Investor C1 Shares	No		No	(e)	To Investor A Shares after approximately 10 years	(f)

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
(e)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(f)	Effective on or about the close of business on February 24, 2020, all issued and outstanding Investor C1 Shares will be converted into Investor A Shares.

The Board of Directors of High Yield Municipal, National Municipal, Short-Term Municipal and the Board of Trustees of New York Municipal are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

On December 19, 2019, the Board of Directors of BlackRock Muni New York Intermediate Duration Fund, Inc. (the “Target Fund”) and the Board each approved the merger of the Target Fund, with and into a wholly-owned subsidiary of New York Municipal. The merger is expected to occur during the second quarter of 2020 subject to approval by the Target Fund’s shareholders.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, effective January 1, 2019, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at June 30, 2019, are as follows:

BlackRock High Yield Municipal Fund	$ 1,240,714,750
BlackRock National Municipal Fund	11,378,731,073
BlackRock Short-Term Municipal Fund	508,473,089
BlackRock New York Municipal Opportunities Fund	1,541,162,776

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (unaudited) (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting

84	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
High Yield Municipal	$511,617	$168,503	$48,210	$728,330
National Municipal	2,197,502	632,301	193,839	3,023,642
New York Municipal	590,385	190,988	52,120	833,493

For the six months ended December 31, 2019, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
High Yield Municipal	$154,856,998	$88,110,547	1.85% — 1.59%	$75,857,504	1.91%
National Municipal	779,412,998	324,359,972	1.74% — 1.63%	324,359,972	1.86
New York Municipal	175,339,675	87,854,499	1.72% — 1.63%	87,858,167	1.89

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as a TOB Residuals holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at December 31, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund December 31, 2019.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (unaudited) (continued)

Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation and the Trust, on behalf of the applicable Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

High Yield Municipal and New York Municipal:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.470%
$1 Billion — $3 Billion	0.440
$3 Billion — $5 Billion	0.420
$5 Billion — $10 Billion	0.410
Greater than $10 Billion	0.400

National Municipal and Short-Term Municipal:

	Rate of Investment Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds (a)	National Municipal	Short-Term Municipal
First $250 Million	0.410%	0.360%
$250 Million — $400 Million	0.385	0.340
$400 Million — $550 Million	0.385	0.320
Greater than $550 Million	0.385	0.290

(a)

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

Service and Distribution Fees: The Corporation and the Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	N/A	0.25%	N/A	N/A
Investor A	0.25%	0.25	0.25%	0.25%
Investor A1	N/A	N/A	0.10	0.10
Investor C	0.25	0.25	0.25	0.25
Investor C1	N/A	0.25	N/A	0.25

	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	N/A	0.55	N/A	0.35

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended December 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor C	Investor C1	Total
High Yield Municipal	$—	$492,168	$—	$323,796	$—	$815,964
National Municipal	4,205	4,403,383	—	1,307,680	3,117	5,718,385
Short-Term Municipal	—	139,033	7,646	67,422	—	214,101
New York Municipal	—	898,492	51,389	631,763	138	1,581,782

86	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations.

	Institutional	Investor A	Total
National Municipal	$322,876	$17	$322,893
Short-Term Municipal	50,231	—	50,231
New York Municipal	4	—	4

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended December 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
High Yield Municipal	$729	$—	$1,093	$—	$367	$—	$64	$2,253
National Municipal	17,899	19	7,838	—	915	38	5,307	32,016
Short-Term Municipal	735	—	310	69	62	—	6	1,182
New York Municipal	732	—	1,096	976	428	6	6	3,244

For the six months ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
High Yield Municipal	$156,775	$—	$79,493	$—	$19,114	$—	$1,309	$256,691
National Municipal	1,682,413	719	1,799,257	—	73,553	761	107,373	3,664,076
Short-Term Municipal	178,082	—	23,186	3,805	4,769	—	244	210,086
New York Municipal	219,664	—	176,403	24,341	32,866	94	129	453,497

Other Fees: For the six months ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$13,914	$48,719	$1,148	$11,478

For the six months ended December 31, 2019, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$26,732	$52,366	$5,372	$33,136
Investor C	6,033	8,237	81	13,582

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended December 31, 2019, the amounts waived were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived	$31,008	$353,108	$51	$7,405

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the six months ended December 31, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

National Municipal
Amounts waived	$489,560

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (unaudited) (continued)

For the six months ended December 31, 2019, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts reimbursed	$6,557	$63,841	$3,201	$8,386

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Institutional	0.54%	0.43%	0.36%	0.50%
Service	N/A	0.68	N/A	N/A
Investor A	0.79	0.68	0.61	0.75
Investor A1	N/A	N/A	0.46	0.60
Investor C	1.54	1.43	1.36	1.50
Investor C1	N/A	1.23	N/A	1.10
Class K	0.49	0.38	0.31	0.45

The Manager has agreed not to reduce or discontinue this contractual expense limitation through October 31, 2020 for High Yield Municipal, National Municipal and Short-Term Municipal and through October 31, 2021 for New York Municipal, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended December 31, 2019, the Manager waived and/or reimbursed the following amounts, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived and/or reimbursed	$102,672	$891,799	$142,688	$369,303

These amounts waived and/or reimbursed are included in transfer agent fees waived — class specific in the Statements of Operations. For the six months ended December 31, 2019, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
High Yield Municipal	$—	$—	$—	$—	$2,924	$—	$1,309	$4,233
National Municipal	613,519	13	918,581	—	8,169	566	107,372	1,648,220
Short-Term Municipal	89,167	—	1	16	1,398	—	244	90,826
New York Municipal	19,579	—	1,325	5	1,278	81	129	22,397

With respect to the contractual expense limitation, if during New York Municipal’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

For the six months ended December 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by New York Municipal:

Investor A	$4,918
Investor A1	1,558

88	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 1, 2019:

New York Municipal
Fund level	$1,510,506
Institutional	188,519
Investor A	141,548
Investor A1	26,130
Investor C	49,165
Investor C1	1,037
Class K	432

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. National Municipal, Short-Term Municipal and New York Municipal are currently permitted to borrow under the Interfund Lending Program. High Yield Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended December 31, 2019, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Short-Term Municipal	$18,059,402	$36,193,553	$—

7.	PURCHASES AND SALES

For the six months ended December 31, 2019, purchases and sales of investments and excluding short-term securities, were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Purchases	$305,721,177	$4,338,546,464	$268,609,040	$935,288,644
Sales	64,831,629	2,899,144,159	263,851,425	566,263,768

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of June 30, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
$7,978,464	$4,280,520	$1,991,045	$—

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (unaudited) (continued)

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax cost	$1,296,675,008	$12,339,865,406	$518,255,633	$1,777,781,839

Gross unrealized appreciation	$91,926,413	$507,201,775	$3,818,380	$105,593,140
Gross unrealized depreciation	(3,514,653)	(2,899,966)	(24,575)	(1,794,889)

Net unrealized appreciation (depreciation)	$88,411,760	$504,301,809	$3,793,805	$103,798,251

9.	BANK BORROWINGS

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

90	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/19		Year Ended 06/30/19
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	13,629,821	$136,511,603	48,011,453	$461,847,724
Shares issued in reinvestment of distributions	870,961	8,725,407	1,620,626	15,585,537
Shares redeemed	(11,466,069)	(114,680,084)	(27,976,963)	(267,100,777)

Net increase	3,034,713	$30,556,926	21,655,116	$210,332,484

Investor A
Shares sold and automatic conversion of shares	12,476,744	$124,562,720	22,894,734	$219,950,419
Shares issued in reinvestment of distributions	601,189	6,008,290	887,544	8,523,497
Shares redeemed	(5,959,980)	(59,449,698)	(11,899,024)	(114,529,735)

Net increase	7,117,953	$71,121,312	11,883,254	$113,944,181

Investor C
Shares sold	757,095	$7,577,760	1,496,023	$14,399,553
Shares issued in reinvestment of distributions	72,012	721,653	157,978	1,517,839
Shares redeemed and automatic conversion of shares	(853,963)	(8,572,571)	(1,399,302)	(13,416,354)

Net increase (decrease)	(24,856)	$(273,158)	254,699	$2,501,038

Class K
Shares sold	2,425,313	$24,264,977	4,275,533	$40,978,269
Shares issued in reinvestment of distributions	95,203	953,718	85,102	823,157
Shares redeemed	(444,611)	(4,449,512)	(621,600)	(5,951,810)

Net increase	2,075,905	$20,769,183	3,739,035	$35,849,616

Total Net Increase	12,203,715	$122,174,263	37,532,104	$362,627,319

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/19		Year Ended 06/30/19
National Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	65,488,756	$729,546,901	188,451,216	$2,026,151,563
Shares issued in reinvestment of distributions	3,949,306	44,019,408	7,085,986	76,464,035
Shares redeemed	(34,842,790)	(388,138,701)	(109,052,729)	(1,168,365,423)

Net increase	34,595,272	$385,427,608	86,484,473	$934,250,175

Service
Shares sold	55,150	$612,891	150,560	$1,630,387
Shares issued in reinvestment of distributions	3,296	36,725	6,653	71,692
Shares redeemed	(30,466)	(340,382)	(80,313)	(868,977)

Net increase	27,980	$309,234	76,900	$833,102

Investor A
Shares sold and automatic conversion of shares	70,994,504	$791,400,081	151,420,934	$1,628,555,380
Shares issued in reinvestment of distributions	3,585,308	39,997,534	6,507,823	70,237,861
Shares redeemed	(21,001,695)	(234,288,395)	(119,328,783)	(1,272,116,947)

Net increase	53,578,117	$597,109,220	38,599,974	$426,676,294

Investor C
Shares sold	2,002,644	$22,339,104	2,598,767	$28,041,603
Shares issued in reinvestment of distributions	162,735	1,815,482	462,217	4,980,232
Shares redeemed and automatic conversion of shares	(3,817,920)	(42,645,313)	(8,959,360)	(96,096,764)

Net increase (decrease)	(1,652,541)	$(18,490,727)	(5,898,376)	$(63,074,929)

Investor C1
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	627	6,996	8,384	89,720
Shares redeemed and automatic conversion of shares	(18,985)	(212,843)	(832,956)	(8,780,921)

Net decrease	(18,358)	$(205,847)	(824,572)	$(8,691,201)

Class K
Shares sold	64,894,330	$723,089,360	120,493,941	$1,297,927,285
Shares issued in reinvestment of distributions	4,629,759	51,642,528	8,792,756	94,880,796
Shares redeemed	(21,438,418)	(239,114,300)	(70,834,100)	(759,716,875)

Net increase	48,085,671	$535,617,588	58,452,597	$633,091,206

Total Net Increase	134,616,141	$1,499,767,076	176,890,996	$1,923,084,647

92	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/19		Year Ended 06/30/19
Short-Term Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,275,004	$63,751,076	18,889,236	$190,552,798
Shares issued in reinvestment of distributions	169,607	1,722,631	325,127	3,284,798
Shares redeemed	(5,711,762)	(58,010,697)	(20,433,975)	(206,341,841)

Net increase (decrease)	732,849	$7,463,010	(1,219,612)	$(12,504,245)

Investor A
Shares sold and automatic conversion of shares	4,874,618	$49,541,424	10,970,470	$110,675,814
Shares issued in reinvestment of distributions	64,853	659,112	107,841	1,090,475
Shares redeemed	(3,344,580)	(33,989,964)	(6,392,962)	(64,591,801)

Net increase	1,594,891	$16,210,572	4,685,349	$47,174,488

Investor A1
Shares sold	1	$14	2,532	$25,526
Shares issued in reinvestment of distributions	6,894	70,086	15,609	157,768
Shares redeemed	(98,085)	(996,035)	(209,463)	(2,115,381)

Net decrease	(91,190)	$(925,935)	(191,322)	$(1,932,087)

Investor C
Shares sold	104,016	$1,029,728	760,258	$7,461,958
Shares issued in reinvestment of distributions	2,875	28,451	8,275	81,469
Shares redeemed and automatic conversion of shares	(448,943)	(4,444,285)	(921,298)	(9,058,346)

Net decrease	(342,052)	$(3,386,106)	(152,765)	$(1,514,919)

Class K
Shares sold	196,835	$1,998,669	318,214	$3,209,234
Shares issued in reinvestment of distributions	4,976	50,538	12,447	125,727
Shares redeemed	(248,371)	(2,523,908)	(263,303)	(2,661,819)

Net increase (decrease)	(46,560)	$(474,701)	67,358	$673,142

Total Net Increase	1,847,938	$18,886,840	3,189,008	$31,896,379

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/19		Year Ended 06/30/19
New York Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	13,461,673	$154,181,860	37,686,537	$422,080,397
Shares issued in reinvestment of distributions	781,728	8,957,130	1,842,502	20,591,971
Shares redeemed	(4,878,826)	(55,823,378)	(15,333,041)	(171,156,084)

Net increase	9,364,575	$107,315,612	24,195,998	$271,516,284

Investor A
Shares sold and automatic conversion of shares	19,539,842	$223,905,228	29,574,914	$332,533,178
Shares issued in reinvestment of distributions	681,146	7,807,722	1,436,214	16,061,476
Shares redeemed	(3,674,971)	(42,113,561)	(9,551,713)	(106,793,932)

Net increase	16,546,017	$189,599,389	21,459,415	$241,800,722

Investor A1
Shares sold	9	$111	469	$5,098
Shares issued in reinvestment of distributions	75,969	870,744	269,651	3,013,078
Shares redeemed	(303,320)	(3,477,426)	(702,560)	(7,875,876)

Net decrease	(227,342)	$(2,606,571)	(432,440)	$(4,857,700)

Investor C
Shares sold	1,839,780	$21,076,558	3,432,261	$38,523,222
Shares issued in reinvestment of distributions	79,496	910,877	275,581	3,074,564
Shares redeemed and automatic conversion of shares	(1,129,146)	(12,943,873)	(1,945,764)	(21,792,181)

Net increase	790,130	$9,043,562	1,762,078	$19,805,605

Investor C1
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	39	448	630	7,292
Shares redeemed and automatic conversion of shares	(1)	(11)	(62,227)	(691,989)

Net increase (decrease)	38	$437	(61,597)	$(684,697)

Class K
Shares sold	208,608	$2,390,136	259,366	$2,928,443
Shares issued in reinvestment of distributions	4,731	54,208	11,592	129,378
Shares redeemed	(58,622)	(672,248)	(145,892)	(1,625,909)

Net increase	154,717	$1,772,096	125,066	$1,431,912

Total Net Increase	26,628,138	$305,124,525	47,048,520	$529,012,126

As of December 31, 2019, shares owned by BlackRock HoldCo. 2, Inc., an affiliate of the Funds, were as follows:

Class K
High Yield Municipal	20,951
New York Municipal	17,732

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

94	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of BlackRock Municipal Bond Fund, Inc., on behalf of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund and the board of BlackRock Multi-State Municipal Series Trust, on behalf of BlackRock New York Municipal Opportunities Fund, met on November 14-15, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	95

Director and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Corporation/Trust.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Corporation/Trust.

Effective February 19, 2020, Henry Gabbay resigned as a Director of the Fund.

Further information about each Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

96	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	97

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

98	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

BHAC	Berkshire Hathaway Assurance Corp.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

ETF	Exchange-Traded Fund

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

LOC	Letter of Credit

LRB	Lease Revenue Bonds

M/F	Multi-Family

MRB	Mortgage Revenue Bonds

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bonds

SBPA	Stand-by Bond Purchase Agreements

SONYMA	State of New York Mortgage Agency

VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	99

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-12/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Bond Fund, Inc.

Date: March 6, 2020

4